                            RS INVESTMENT MANAGEMENT
                                  www.rsim.com











                                                                99 ANNUAL REPORT








                                     [LOGO]

                            RS INVESTMENT MANAGEMENT
                            ------------------------
                                SAN FRANCISCO, CA

RS FUNDS

1-800-766-FUND

--------------------

funds@rsim.com

--------------------

ACCOUNTLINK

1-800-624-8025
24 hour automated
account information

--------------------

[LOGO]

------------------------------------------------------------------------------------------------------------------

TOTAL RETURN SUMMARY - AS OF DECEMBER 31, 1999
                                                                                                           AVERAGE
                                                                         FIVE-YEAR        TEN-YEAR          ANNUAL
                                        INCEPTION        ONE-YEAR          AVERAGE         AVERAGE           SINCE
RS FUNDS                                     DATE           TOTAL           ANNUAL          ANNUAL       INCEPTION
------------------------------------------------------------------------------------------------------------------
The Contrarian Fund -TM-                  6/30/93          38.31%            0.88%               -           1.54%

Diversified Growth                         8/1/96         150.21%                -               -          57.08%

Emerging Growth                          11/30/87         182.56%           44.36%          28.52%          30.73%

Global Natural Resources                 11/15/95          22.39%                -               -          -1.24%

The Information Age Fund                 11/15/95         126.22%                -               -          42.43%
-Registered Trademark-

RS Internet Age Fund -TM-                 12/1/99               -                -               -             -*

MicroCap Growth                           8/15/96          56.66%                -               -          26.86%

MidCap Opportunities                      7/12/95          56.12%                -               -          27.62%

Partners                                  7/12/95           3.73%                -               -           6.50%

Value + Growth                            5/12/92          28.43%           24.85%               -          23.43%
------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance. Past performance is no guarantee of future results.
*Performance has not been annualized.

TABLE OF CONTENTS

FUND INFORMATION

The Contrarian Fund-TM- ...........................5

Diversified Growth Fund ...........................9

Emerging Growth Fund .............................13

Global Natural Resources Fund ....................19

The Information Age Fund-Registered Trademark- ...23

RS Internet Age Fund-TM- .........................27

MicroCap Growth Fund .............................31

MidCap Opportunities Fund ........................35

Partners Fund ....................................39

Value + Growth Fund ..............................43


FINANCIALS


Schedule of Investments ..........................48

Statement of Assets and Liabilities ..............68

Statement of Operations ..........................70

Statement of Changes in Net Assets ...............72

Financial Highlights .............................76

Notes to Financial Statements ....................80

ANNUAL REPORT

DEAR FELLOW SHAREHOLDERS

[PHOTO]

G. RANDY HECHT
CHAIRMAN & CEO


Our firm's investment focus on New Economy companies in 1999 resulted in dramatic rewards for our shareholders. For the year, three of our ten funds had returns in excess of 100%, another two had returns in excess of 50%, and three more outperformed the S&P 500 Index(1). Of our two remaining funds, one was a small-cap value fund that exceeded its benchmark and the other was our newly opened RS Internet Age Fund-TM- that was only open for the month of December and was still up 21.80%.

This outstanding performance was recognized by the industry through two very important year-end awards. Jim Callinan, manager of the RS Emerging Growth Fund and co-manager of the new RS Internet Age Fund-TM- was named Morningstar's Domestic Fund Manager of the Year. The RS Emerging Growth Fund was up a staggering 182.56% for the year. Just as importantly, this Fund's long-term record of accomplishment is stellar. At year-end, it had the second best performance record for 10 years of any diversified mutual fund in the country. Morningstar mentioned in its write-up that the strength of the organization and the consistency of the Fund's record had been important factors in their Manager of the Year selection. These are two areas in which we work very hard to excel.

The second award was given by MONEY MAGAZINE, which named John Wallace one of the top ten managers of the decade. MONEY recognized John's combined record at Oppenheimer Capital Management, where he ran their Main Street Growth and Income Fund through 1995, with the record he has compiled at RS, running both the Diversified Growth and MidCap Opportunities Funds. MONEY reported his combined record to be up 731% for the decade. John is one of the best-kept secrets in the mutual fund industry, as he manages less than $800 million.

As of December 31, 1999, three of our funds had received Morningstar's 5-star rating(2) for their overall performance: RS Emerging Growth, RS Diversified Growth and The Information Age Fund-Registered Trademark-. Additionally, the RS MidCap Opportunities Fund received a four star rating. The funds were rated among 3,469, 2,180, and 770 domestic equity funds for the three-, five-, and 10-year periods respectively.

We continue to be very excited about investments in New Economy companies despite the fact that many investment pundits have expressed concern over this investment area. Our optimism is based on information that many "experts" are not in a position to obtain. We are located in San Francisco--part of the greater Silicon Valley area. We have been building relationships with key venture capitalists since 1978 and are well connected with Silicon Valley entrepreneurs. From these relationships, we know that new, private company formation is still very robust and the quality of the new companies is high. Senior venture capitalists are very bullish on the prospects of the companies they are funding.

From this increasing number of new private companies will come increasing numbers of new public companies, some of which are highly likely to become very significant and valuable. We are well positioned with our location, quality analysts, and relationships to be successful in picking the winners.

Outstanding analysts are the backbone of our investment process. To that end, I am pleased to report that we have signed two new analysts to our team. Both analysts are receiving their M.B.A.s from Harvard University in June and will be joining us shortly thereafter. Both have outstanding backgrounds and prior investing experience. They competed against a number of candidates in a very rigorous interviewing process that included making presentations to our managers on stocks they were assigned to analyze. We strongly believe in hiring the highest quality people with a history of winning.

As we move into the new millennium, I want to remind you to expect volatility. It is not unusual for our growth funds and the NASDAQ to correct by 20% over a relatively short period of time. We believe it is in your best interest to stay invested over the long-term as outperformance tends to occur in ways that make it very hard to time the market. Also, keep in mind the very high absolute returns we achieved in 1999 are unlikely to be repeated.

If you would like more frequent information on our funds, I recommend that you visit our Web site at www.rsim.com. If you have not tried our site, please do. You will find daily NAVs, archived news articles on our funds and managers, updates from our managers, descriptions of the way our funds are managed, and other useful investor information.


Sincerely,

/s/ Randy Hecht

G. Randy Hecht
CHAIRMAN & CEO
RS Investment Management
randy_hecht@rsim.com

Past performance is no guarantee of future results.
(1) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/99. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. RS Emerging Growth received 5 stars for the three-, five-, and 10-year periods. RS Diversified Growth received 5 stars for the three-year period. The Information Age Fund-Registered Trademark- received 5 stars for the three-year period. RS MidCap Opportunities received 4 stars for the three-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars.


[SIDENOTE]

WE HAVE BEEN BUILDING RELATIONSHIPS WITH KEY VENTURE CAPITALISTS SINCE 1978 AND ARE WELL CONNECTED WITH SILICON VALLEY ENTREPRENEURS.

                            THE CONTRARIAN FUND-TM-

                      SEEKING OUT OF FAVOR INVESTMENTS AND
                           SHORTING OVERVALUED STOCKS






                            [PICTURE OF TOY SOLDIERS]

ANNUAL REPORT

THE CONTRARIAN FUND-TM-

                                                              Investment Style*
                                                 LARGE CAP   MID CAP   SMALL CAP
                                                 ------------------------------
                                                  VALUE       BLEND     GROWTH
SENIOR PORTFOLIO

MANAGERS

PAUL H. STEPHENS

ANDREW P. PILARA, JR.

RICK BARRY


FUND PHILOSOPHY

The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by investing worldwide in growing companies that are attractively priced. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, unpopular or overlooked. When appropriate, the Fund will short sell stocks.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The Contrarian Fund-TM- returned a strong 38.31% in 1999, outperforming the MSCI AC World Index(2), which finished up 25.49%. Additionally, our performance exceeded that of the S&P 500 Index(3), which returned 21.03%. The Fund finished the fourth quarter with an increase of 3.95%. It was a good year for the Fund. We have rebounded from our poor performance of 1997 and 1998. We believe we have established the analytical and investment platform for better performance moving forward. The Fund is certainly more widely diversified. We have been patient with old names--Ivanhoe Energy, Inc. (8.31% of the Fund as of 12/31/99), which was up 49.6% this year. We have also been early with new ideas--our cost on QUALCOMM, Inc. (13.93%) is $6.37 and it was trading at $176.12 as of December 31, 1999.

The unique nature of the Fund, with our ability to short, should serve us well in these volatile markets. Currently our short position is approximately 20% of total assets. Our blend of longs and shorts allows us to dynamically balance investment risk. We made money on our shorts in 1999 (+ 4%). The fact that our shorts made money in the bull market of 1999 and 1998 (+17.6%) lends credibility to our long/short contrarian thesis. We have an excellent team dedicated to the short portion of our portfolio. In a bull market, we will give up some performance because of our short positions, but in a bear market, we expect our shorts to help our performance.

Once again, our gold and mining investments did not perform up to expectations in 1999. To limit our exposure to these volatile sectors, we have reduced our gold and other smaller mining company positions. Earlier in the year, we did not think it prudent to eliminate these positions at "fire sale" prices. With the recovery in resource stocks, we were able to get better prices as we sold some of these stocks later in the year. Our sale program continues.

We have retained and added to our energy positions. It is hard to remember when the underlying fundamentals of the oil and gas business have ever been better. Despite the positive operating fundamentals and the higher cash flow returns on capital, energy stocks are about as cheap as we have seen them in the decade of the `90's. We particularly like natural gas. With increased drilling for natural gas, the United States energy companies still produced less gas in the fourth quarter of 1999 versus the fourth quarter of 1998. Led by increasing demand from the electric generating industry, we expect natural gas demand to ratchet up to over 4% in 2000 and 2001. With smaller supply additions and improving demand, we expect natural gas prices to move significantly higher in the next 18 months. Our favorite gas "plays" are:

CANADA                           UNITED STATES
----------------------------------------------------------------
Anderson Exploration   (2.06%)   Devon                   (3.12%)
Encal                  (0.86%)   EOG Resources           (3.18%)
                                 Ivanhoe Energy, Inc.    (8.31%)

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS
THE CONTRARIAN FUND-TM- UPDATE -- CONTINUED


The following companies demonstrate a number of the qualities we look for in contrarian investments and represent some of our largest holdings.

IVANHOE ENERGY, INC.

Ivanhoe Energy is involved in national and international exploration and development of petroleum products. Through appreciation, it has become one of our largest positions. As a result of land acquisitions in the San Joaquin Valley, the company has become an important player in the California deep gas play. The current officers and exploration team were formerly at Occidental Petroleum and have significant experience in and around this very large natural gas play. It looks like there is a lot of natural gas here. The question is, can they economically recover it?

QUALCOMM, INC.

The technology sector even presented us with an opportunity. QUALCOMM is the pioneer of code-division multiple access (CDMA) technology, used in cell phones, wireless telecom equipment, and satellite ground stations. As mentioned previously, our cost basis on Qualcomm is $6.37. Recently we have taken some profits but it is still a substantial position in the Fund.

SIRIUS SATELLITE RADIO, INC. (3.84%)

This is one of two companies building a satellite radio system for automobiles. The company intends to offer various channels of commercial-free music and channels of news, sport, and entertainment programming for a monthly subscription fee. Now you will be able to receive CNBC "Squawk Box" on your car radio. We are expecting a 2001 launch for this product. Sirius currently has alliances with Ford, Mazda, Jaguar, Volvo, BMW, and Land Rover.

We look to build on the strong performance of 1999. Our three-portfolio manager strategy has produced good results and our ability to short puts us in a strong position in the current market environment.

Thank you for your trust and support.


/s/ Paul H. Stephens

Paul H. Stephens
PORTFOLIO MANAGER


/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER


/s/ Rick Barry

Rick Barry
PORTFOLIO MANAGER


------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Qualcomm, Inc.                       $22,102,160
Apple Computer                         4,339,851
Inco, Ltd.                             4,176,495
Ivanhoe Energy, Inc.                   3,896,794
Ivanhoe Mines Ltd.                     1,684,439
PT Apac Centertex Corp.                1,416,168
Diamond Fields Int'l.                  1,183,121
FORE Systems, Inc.                     1,063,141
China Yuchai International               921,378
Seagate Technology, Inc.                 906,113

------------------------------------------------
           GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Phillip Morris                       $ 1,618,940
Kmart                                  1,000,375
DiamondWorks, Ltd.                       835,894
Micron Electronics                       718,731
Policy Management Systems                675,578
EOG Resources Inc.                       664,798
Central European Media Enterprises       662,509
Lafarge Corporation                      647,423
Atlantic Gulf Comm.                      636,926
Southdown, Inc.                          597,416
------------------------------------------------



                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT: $115.91 million

ASSET ALLOCATION

                  [PIE CHART]

Shorts                                   18.7%
Financial Services                        3.2%
Transportation Services                   3.4%
Gold Mining                               4.3%
Other & Other Assets                      1.5%
Construction/Infrastructure               6.3%
Nickel Mining                             6.6%
Media                                     7.5%
Computer Technology Services             13.8%
Telecommunications                       15.1%
Energy                                   19.6%
                                      --------
                                        100.0%

DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

QUALCOMM, Inc. .........................13.93%
Ivanhoe Energy, Inc. ....................8.31%
Inco Ltd. ...............................6.59%
Sirius Satellite Radio, Inc. ............3.84%
Metromedia International Group, Inc. ....3.65%
EOG Resources, Inc. .....................3.18%
Dundee Bancorp, Inc. ....................3.18%
Devon Energy Corporation ................3.12%
Apple Computer, Inc. ....................3.09%
Sapient Corporation .....................3.02%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (if invested on 6/30/93)
                    [CHART]

         The Contrarian   MSCI AC
         Fund-TM-         World Index(2)
06/93    $ 10,000        $ 10,000
09/94    $ 11,078        $ 11,348
09/95    $ 13,308        $ 12,384
09/96    $ 16,440        $ 13,741
09/97    $ 15,244        $ 16,695
09/98    $  7,520        $ 15,916
12/99    $ 11,042        $ 24,086


PERFORMANCE UPDATE

                                                          FIVE-YEAR                  TOTAL         AVERAGE ANNUAL
                                    ONE-YEAR         AVERAGE ANNUAL           RETURN SINCE           RETURN SINCE
                                TOTAL RETURN                 RETURN              INCEPTION(1)           INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-               38.31%                  0.88%                 10.42%                  1.54%
MSCI AC World Index(2)                25.49%                 16.76%                140.86%                 14.46%
S&P 500 Index(3)                      21.03%                 28.55%                273.22%                 22.43%

Performance data quoted represents past performance, and past performance is no of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-----------------------------------------------------------------------------------------------------------------

(1)Inception date 6/30/93.

(2)The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                             DIVERSIFIED GROWTH FUND

                                   FOCUSING ON
                               SMALL-CAP COMPANIES




                            [PICTURE OF FOUR PLANTS]

ANNUAL REPORT


DIVERSIFIED GROWTH FUND
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]

JOHN L. WALLACE

                                 FUND PHILOSOPHY

The RS Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small-cap value and growth stocks across diverse companies and sectors. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.

[PHOTO]

JOHN H. SEABERN

--------------------------------------------------------------------------------
                                  FUND UPDATE

For the year, the RS Diversified Growth Fund returned an exemplary 150.21%. We are quite pleased with our performance, especially compared to our primary benchmark, the Russell 2000 Index(2), which returned 21.26% for the same period. We are also pleased to have outperformed the S&P 500 Index(3), up 21.03% for the year. The Fund recorded a strong fourth quarter return of 62.94%.

The Fund primarily invests in equity securities with market capitalizations under $1.5 billion. While small-cap companies, as defined by the Russell 2000 Index, have underperformed the large-cap S&P 500 since early 1994, they have shown signs of improvement in 1999--outperforming in the fourth quarter by over 300 basis points. Not only have small-cap stocks recently begun to outperform their large-cap counterparts, there continues to be a strong case for investing in small-cap companies. Reasons include their 50% valuation discount and more rapid earnings growth relative to large-cap stocks. We remain very bullish on the small-cap sector.

There is no question that last year was an exceedingly strong year for investors, with many equity market indices up over 20% in 1999. However, when one looks at the stocks that make up such averages, it is surprising that there were more stocks down than were up in 1999. In fact, of the 4,900 actively traded issues, only 49% had higher prices at the close on December 31, 1999 than on the same day in 1998. To make matters even tougher in 1999, it was a market where strong stocks got stronger and weak stocks remained weak. This was evidenced by the fact that stocks that were up showed an average appreciation of 135%, far exceeding the 31% depreciation of the average stock that was down for the year (source: Jarrett Investment Research). This means that sector and stock selection has been, and will continue to be, key to generating top quartile returns. This requires an active, bottom-up management style.

Our success in 1999 was primarily due to our exposure in the market's leading sectors: telecommunications, technology, media and the Internet. While all of these sectors have their own improving fundamentals, we can attribute the success in our non-Internet investments largely to the additional opportunities brought out by the rapid growth of the Internet. The Internet revolution continues to affect a wide range of businesses and is creating new opportunities for products and services while altering the business plans of many existing industrial and consumer service companies. We believe the Internet will provide us with many short- and long-term opportunities as this sector experiences the inevitable shakeout and reappraisal in expectations and valuations.

One of our more successful investments in 1999 was ValueVision International, Inc. (1.50% of the Fund as of 12/31/99). ValueVision is the nation's third largest home shopping network as measured by the number of households reaching their broadcast signal. We began buying shares of ValueVision in March 1999 after NBC announced they were taking a 20% stake in the company and would be an integral strategic partner in negotiating carriage agreements with cable system operators and helping to develop a coherent e-commerce strategy.

--------------------------------------------------------------------------------
10

                                                                        RS FUNDS

The company has also made changes to its merchandising and programming initiative, which was designed to differentiate the channel from larger competitors while also aiming to increase revenues per household. So far the company has exceeded our expectations and appears to be on its way to becoming a fully integrated entertainment/commerce network. Despite our investment almost quadrupling in 1999, we believe ValueVision still has plenty of upside.

Our underweighting in the healthcare sector, our limited exposure to biotech industries in particular, resulted in some missed opportunities late in 1999. We believe there are many innovative companies in the biotech sub-sector and are seeking additional investment opportunities.

As we begin the year 2000, crosscurrents in the equity market are very strong. The market has been making new highs in the face of rising interest rates. The biggest driver to the stock market has been the incredible strength of the U.S. economy and recovering foreign economies, which has translated into better than expected corporate profits. The increase in interest rates has been somewhat surprising, but at the same time needed to cool off expanding economic growth. We do not think interest rates will exceed 7% during the year. We base this opinion on the fact that global bond yields have already risen 200 basis points, oil prices are at new highs, refinancing of home mortgages has slowed dramatically and a reversal of Y2K related spending should all temper growth. Finally, we believe the unprecedented volatility in today's market is due in part to an important underlying trend--a gradual shift in leadership from large-cap growth stocks to small-cap growth stocks.

Our philosophy of searching for above average growth prospects and a disciplined approach to risk management paid off in 1999. We are very excited about the prospects for small-cap growth stocks in the year 2000 and feel the Fund is well positioned for the future. We want to remind investors that successful equity investing is not a short-term proposition and therefore, we remain focused on the long-term.

A word of caution as we conclude--stocks of New Economy companies are subject to periods of high volatility. It is not unusual for the stocks to make a 20% correction. Additionally, it is highly unlikely that the 1999 returns will be repeated. Having said this, we are very excited about the prospects for New Economy stocks going forward.

On behalf of the entire Diversified Growth Fund team, we thank you for your support.


/s/ John L. Wallace

John L. Wallace
PORTFOLIO MANAGER


/s/ John H. Seabern

John H. Seabern
CO-PORTFOLIO MANAGER

------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Primus Telecommunications Grp.        $5,070,406
ValueVision International, Inc.        3,658,954
Startec Global Communication           3,165,522
MRV Communications, Inc.               3,040,812
InfoNow Corp.                          3,007,272
The Titan Corp.                        2,777,206
CapRock Communications Corp.           2,614,708
DSET Corporation                       2,607,450
Sawtek, Inc.                           2,475,719
Abgenix                                2,384,695
------------------------------------------------

------------------------------------------------
           GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Amer. Bank Note Holographic           $1,973,195
Condor Technology Solutions            1,313,743
Sabratek Corp.                           850,255
Frontier Insurance Group                 816,640
Boston Communications Group              589,955
Stamps.Com                               576,912
Digi International, Inc.                 559,770
First Sierra Financial, Inc.             554,699
SportsLine.com, Inc.                     516,701
Balanced Care Corp.                      509,252
------------------------------------------------



                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $304.75 million

ASSET ALLOCATION

                  [PIE CHART]

Food & Restaurants                        1.1%
Industrial                                1.7%
Other & Other Assets                      3.2%
Consumer & Specialty Retail               3.3%
Business/Commercial Services              3.9%
Media                                     6.3%
Medical/Healthcare/Biotech                7.4%
Energy                                    7.7%
Short Term Investments                   10.0%
Construction/Infrastructure               0.5%
Technology                               23.9%
Internet Commerce & Services             17.4%
Telecommunications Equip. & Svcs.        13.6%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Primus Telecom. Group, Inc. .............3.03%
Startec Global Communications Corp. .....1.78%
Computer Associates Intl., Inc. .........1.72%
Verity, Inc. ............................1.69%
ValueVision International, Inc. .........1.50%
Ziff-Davis, Inc. ........................1.50%
Stamps.com, Inc. ........................1.42%
United Shipping & Technology, Inc. ......1.41%
LodgeNet Entertainment Corp. ............1.34%
UnitedGlobalCom, Inc. ...................1.32%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/1/96)
                    [CHART]

              Diversified Growth   Russell 2000
              Fund                 Index(2)
08/96         $ 10,000                $ 10,000
03/97         $ 11,870                $ 10,847
09/97         $ 16,670                $ 14,482
03/98         $ 18,665                $ 15,405
09/98         $ 14,405                $ 11,728
03/99         $ 20,976                $ 12,901
09/99         $ 28,705                $ 13,965
12/99         $ 46,774                $ 16,540



PERFORMANCE UPDATE

                                                         THREE-YEAR                  TOTAL         AVERAGE ANNUAL
                                    ONE-YEAR         AVERAGE ANNUAL           RETURN SINCE           RETURN SINCE
                                TOTAL RETURN                 RETURN              INCEPTION(1)           INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------
Diversified Growth Fund              150.21%                 55.58%                367.74%                 57.08%
Russell 2000 Index(2)                 21.26%                 13.08%                 65.40%                 15.87%
S&P 500 Index(3)                      21.03%                 27.55%                138.63%                 28.99%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------


(1)Inception date 8/1/96.

(2)The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $467 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              EMERGING GROWTH FUND

                  SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC,
                            GROWTH-ORIENTED COMPANIES


                         [PICTURE OF BABY BIRD AND EGG]

ANNUAL REPORT


EMERGING GROWTH FUND
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]

JAMES L. CALLINAN

                                FUND PHILOSOPHY

The RS Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.

--------------------------------------------------------------------------------
                                   FUND UPDATE

The stock market held a party in 1999, but invited very few segments of the market. We happened to have many relatives on the guest list from the technology, Internet and biotech branches of the family. The RS Emerging Growth Fund saw an increase of 75.17% in the fourth quarter, against a gain of 33.39% in the benchmark Russell 2000 Growth Index(2). We managed to outperform the benchmark in every quarter this year, leading to a calendar-year return of 182.56% for the Fund, against a 43.09% rise in the benchmark.

True revenue growth, it seems, is an elusive attribute in the S&P 500 Index(3). Fund managers need it like they need oxygen and will buy virtually anything to get it. Large-cap managers were so desperate for faster earnings growth that they pushed QUALCOMM's stock price up 40-fold in 1999 after only a 25% revenue growth year. Happily, small-cap growth managers have quite the opposite situation.

Our universe of 900 stocks is what we research and select from to build the Fund's portfolio. This universe is blessed with an overabundance of firms enjoying accelerating revenue growth. After a quick study of prior years' universes, we noticed that our 1997 universe holdings enjoyed accelerating revenue growth rates from 32% in 1997, to 55% in 1998, and to 85% in 1999. This 1997 universe did not include 1998 or 1999 Initial Public Offerings.

We believe that the Internet, technology, and biotechnology firms stimulated this revenue acceleration. We feel that our opportunities for uncovering fast-growing companies are open-ended because the present 1999 universe of holdings generated even faster growth rates, averaging 105% in 1999. Technology stocks in the universe in 1999 produced revenue growth of 125%, so as these names become a larger percentage of the Fund, the overall revenue growth rates of companies owned by the Fund should grow. The Fund's 182.56% gain in 1999 seems more reasonable in light of ever faster revenue growth rates. We believe that strong stock market demand for these emerging growth companies will continue in 2000.

The superlative performance recorded in 1999 was what we had believed would happen someday. Many positive forces collided in the fourth quarter of 1999 to promote such gains. Mid- and large-cap funds capitulated, selling the Cokes and Gillettes and buying fast growth technology issues. Large company earnings growth slowed relative to smaller technology issues. The NASDAQ exchange was unable to handle the dramatic surge in demand from mutual funds and "day trader" volumes. Prices of the best firms went up dramatically. The only prediction of ours that went against us was interest rates. Unfortunately for us, the Fed will probably make our perennial bullish interest rate outlook untrue again in 2000.

                                                                        RS FUNDS

That being said, we believe large-cap growth funds will continue to seek faster growth through technology shares. Pension plan sponsors will reallocate assets toward small-cap managers (heretofore woefully underweighted in pension plans), and away from large-cap index funds. Many exciting new IPOs in the fastest growth segments of the U.S. economy will propel the revenue growth rates of many small-cap holdings and should keep small-cap funds performance strong in 2000.

Most intriguing about 1999's performance, besides the narrowness of the market, was the breadth of our winners. We had about 100 different stocks that more than doubled in price. Of these, one of our best performers was Knight/Trimark Group, Inc. (2.05% of the Fund as of 12/31/99). Knight/Trimark's revenue benefited from explosive "day trading" activity in Internet and technology stocks. Several times during 1999, Knight/Trimark's stock price soared to seemingly unsustainable heights and fell quickly thereafter only to reach an even higher pinnacle several months later. As we have stated many times before, we try to profit from the price volatility of our companies. Knight/Trimark was such a position during 1999. Upon each high in price, we sold; and close to the interim lows, we repurchased shares, adding to our already respectable gains.

Another large return came from Network Solutions, Inc. (1.99%), which had a superstar year in 1999. Network Solutions management steered the firm through two equity offerings, tackled regulatory governance issues, tacked on over 100% revenue growth, and still enjoyed a 232% gain in 1999. They hired a new CEO, the former co-founder of First Call (division of Thompson Information). Network Solutions lobbied the Clinton Administration very hard, dealt with two different White House over-seers, and beat back a potentially onerous regulatory scheme.

Network Solutions counterattacked the Internet Corporation for Assigned Names and Numbers (ICANN) board, who sought to wrest control of the domain name registration business and, more importantly, its day-to-day maintenance from U.S. firms. Fortunately, ICANN's plans were incomprehensible to trademark attorneys, legislators, and the Clinton Administration. Network Solutions picked up its revenue growth pace in 1999 from 100% in 1998 to 130% in 1999, despite a 35-40% price cut. We are still of the opinion that there will be 300 million names issued over the next 3-5 years. We believe Network Solutions will have a 50-60% market share and garner revenue of $20-25 per year from each name, yielding $3-4 billion in annual revenues and 20% operating margins. We made a return in excess of 300% on Network Solutions in 1999.

Another big winner came from an emerging media industry subsegment, satellite broadcasting. Its valuation benefited from highly valued cable television acquisitions by AT&T. Our EchoStar Communications Corporation (1.35%) investment idea was a result of our realization that the digital broadcast satellite (DBS) industry's 500 channel video product offering was far superior to cable television's, and that this emerging industry had consolidated down to only two players. Regulatory decrees, capital intensity, and the burdensome expense of subscriber marketing forced 3-4 secondary players into the arms of Direct TV (owned by GM Hughes) and EchoStar's Dish Network. Almost immediately after this consolidation, Congress passed legislation allowing the DBS players to carry local broadcast signals. For many major metropolitan dwellers, the absence of local stations was the only reason not to subscribe.

-------------------------------------------------
              GOOD IDEAS THAT WORKED
           REALIZED AND UNREALIZED GAIN
          YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
Bea Systems, Inc.                     $89,215,192
Network Solutions                      51,359,339
Knight/Trimark Group Inc.              49,982,964
EchoStar Communications                40,176,625
Check Pt. Software Tech.               36,223,637
Proxicom, Inc.                         33,166,186
E-Tek Dynamics, Inc.                   30,942,900
Veritas Software                       26,118,603
Broadvision, Inc.                      25,783,562
Emmis Communications                   23,526,217
-------------------------------------------------

-------------------------------------------------
             GOOD IDEAS AT THE TIME
          REALIZED AND UNREALIZED LOSS
         YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
EToys, Inc.                           $ 7,463,772
Biomatrix, Inc.                         4,758,215
Espeed, Inc.                            4,613,341
Stamps.Com                              4,447,884
Infoseek Corporation                    4,348,118
ECsoft Group plc                        4,314,919
E-Loan, Inc.                            4,238,780
J. Jill Group, Inc.                     4,218,068
Wet Seal, Inc.                          3,909,676
Liquid Audio, Inc.                      3,805,349
-------------------------------------------------

ANNUAL REPORT

Almost overnight, what was supposed to be a "rural only" market was transformed into the leading form of video entertainment in the U.S. Of the new subscribers, 75% come from the suburbs and major metropolitan areas. A formerly optimistic scenario of a potential 15-20 million-subscriber market segment suddenly grew to 100 million households. We believe the duopoly status of the industry and the barriers created by capital intensity, satellite slot ownership, and economies of scale in marketing costs ensure a rosy future for EchoStar. In the future, as Internet content forms become more segmented, the Internet hosting industry will broadcast these data feeds to homes at very high speeds, using the more efficient point-to-multipoint configuration of satellite technologies, rather than the confusing jumble of the telephone system. Incremental revenues from these and other such exploitations will more than double monthly revenues per subscriber from $40-50 to $80-100 per month. As revenue growth rates accelerate, our view is that DBS stocks will sell at a significant premium to the cable firms' private market values of $5,000 per subscriber. We believe that the stock market will value future subscribers at $10,000 per subscriber on 15-20 million subscribers for each company. This implies a stock price increase of over 10 times from today's level.

Another fruitful vein of the mine this year was the Internet software and service sub-sector. Our leading software gainers here were Macromedia, Inc. (0.59%), BEA Systems, Inc. (3.88%), Business Objects S.A. (1.04%), Check Point Software Technologies, Ltd. (1.31%), VeriSign, Inc. (0.00%), and Vignette Corporation (0.61%). We found gold in three different segments of the software field. First, the Internet as a software platform, separate and distinct from the personal computer, breathed new life into Macromedia, BEA Systems, and Business Objects, which quickly repositioned or restarted product lines to attack the Internet. Prior to that, these firms had established but withering franchises to protect, but they quickly retargeted their businesses to exploit the Internet.

Macromedia had a dominant position in CD-ROM development; their new products design and build Web sites. BEA System's original Tuxedo product formed the infrastructure for many mainframe and client-server transaction processing services; they now provide the underlying infrastructure for the most complex Web site activities. Business Objects found the Web to be a much broader market for its analysis software. Business Objects' products analyze behavior and data patterns streaming from Web sites and Internet activity to help business analysts. New Internet-centric products sold easily into the hungry, installed bases for these three firms.

Secondly, as Internet software became mission critical and as corporations rushed to catch the venture-driven, "dot.com" company technology spending, many newly invented software products became indispensable utilities to run Web sites. Check Point Software makes the leading firewall software platform to protect corporations from unwarranted access. Its Firewall-1 product fought back against Cisco Systems and became the leading Virtual Private Network (VPN) firewall provider as well. Firewall-1 is easy-to-use, easy-to-program for uses that are more complex, and well designed to please Corporate America's newest rising Management Information System (MIS) star--the Network Administrator. Check Point Software also hired an ex-IBM executive to become their U.S. operations president. He has penetrated larger existing accounts as only an IBM'er can. Check Point Software rose from $18 to $110 during 1999. Its VPN market now forms the nucleus of business-to-business e-commerce.

Another mission critical software pillar upon which the Internet rests is VeriSign. VeriSign encrypts web sites, messages, and transactions. It is embedded into many important operating systems, such as Windows NT and several flavors of UNIX. VeriSign is embryonic compared to Check Point Software, but its outsourcing strategy, accompanied by a recurring revenue business model, is potentially more attractive.

                                                                        RS FUNDS

Vignette Corporation competes in the very crowded field of content management. It came public first and grabbed the fickle interest of Wall Street analysts and product communities. Its product holds content for Web publishing on corporate Web sites, which must change and evolve frequently to retain Web surfers interests. However, given the growing disenchantment of the Internet public with business-to-consumer e-commerce, it may be fortunate that its Web commerce product did not become a mainstay of revenues. Vignette may not remain a leading seller in 2000, but it has leading Web publishing, content, and management mindshare.

Above, we discussed examples of the explosive revenue-growth companies for which general mutual fund mangers are hungry. We believe that this will continue into 2000. We stand ready to uncover the newest generation of these emerging growth firms, just as we have since 1996.

A word of caution as we conclude--stocks of New Economy companies are subject to periods of high volatility. It is not unusual for the stocks to make a 20% correction. Additionally, it is highly unlikely that the 1999 returns will be repeated. Having said this, we are very excited about the prospects for New Economy stocks going forward.

Thank you for your support.

/s/ JAMES L. CALLINAN


James L. Callinan
PORTFOLIO MANAGER



                                                               December 31, 1999
--------------------------------------------------------------------------------

Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $3.58 billion

ASSET ALLOCATION

                  [PIE CHART]

Transportation                            0.6%
Consumer Specialty Retail                 1.6%
Network Systems & Products                2.4%
Short Term Investments                    2.9%
Other & Other Assets                      3.6%
Financial Services                        3.8%
Medical/Healthcare/Biotech                4.6%
Media                                     8.7%
Telecommunications Equip. & Svcs.        13.0%
Internet Commerce and Services           23.7%
Computer Software                        21.2%
Technology                               13.9%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

BEA Systems, Inc.                        3.88%
Knight/Trimark Group, Inc.               2.05%
Network Solutions, Inc.                  1.99%
E-Tek Dynamics, Inc.                     1.65%
EchoStar Communications Corp.            1.35%
Check Point Software Tech., Ltd.         1.31%
Proxicom, Inc.                           1.20%
24 / 7 Media, Inc.                       1.15%
Emmis Communications Corp.               1.14%
Netopia, Inc.                            1.09%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/30/87)

                    [CHART]

              Emerging Growth      Russell 2000
              Fund                 Growth Index(2)
11/30/87       $ 10,000             $ 10,000
   12/89       $ 20,776             $ 15,970
   12/91       $ 36,140             $ 19,940
   12/93       $ 37,759             $ 24,364
   12/95       $ 49,045             $ 31,151
   12/97       $ 70,633             $ 39,147
   12/99      $ 255,502             $ 56,705


PERFORMANCE UPDATE

                                                   FIVE-YEAR         TEN-YEAR
                                                     AVERAGE          AVERAGE                  TOTAL         AVERAGE ANNUAL
                                    ONE-YEAR          ANNUAL           ANNUAL           RETURN SINCE           RETURN SINCE
                                TOTAL RETURN          RETURN           RETURN              INCEPTION(1)           INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 182.56%          44.36%           28.52%               2455.02%                 30.73%
Russell 2000 Growth Index(2)          43.09%          18.99%           13.51%                467.05%                 15.43%
S&P 500 Index(3)                      21.03%          28.55%           18.20%                778.85%                 19.69%


Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
---------------------------------------------------------------------------------------------------------------------------

(1)Inception date 11/30/87.

(2)The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                            GLOBAL NATURAL RESOURCES

                               PRIMARILY FOCUSING
                             ON HARD ASSET COMPANIES





                     [PICTURE OF HAMMER BALANCING ON A LOG]

ANNUAL REPORT


GLOBAL NATURAL RESOURCES FUND
                                                               INVESTMENT STYLE*
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH


[PHOTO]
ANDREW P. PILARA, JR.

                                 FUND PHILOSOPHY

The RS Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

                                  FUND UPDATE
--------------------------------------------------------------------------------

The RS Global Natural Resources Fund finished the year with a strong 22.39% against the Lipper Natural Resources Index's(2) return of 31.40%. The Fund was down 9.78% in the fourth quarter. The improved performance of resource stocks followed increases in commodity prices. Oil prices are currently at a nine-year high. Prices have increased to levels not seen since the Gulf War in 1990. Even with the warmest November in 50 years, and increased natural gas drilling, the price of natural gas is moving higher. This is a reflection of strong and increasing demand. Additionally, pulp prices are increasing, as are base metal prices. The operating fundamentals of natural resource companies are underpinning stronger stock prices. In 1987-88 and 1993-94, the last two occasions when commodity prices spiked upwards, value cyclicals (resource stocks) outperformed growth stocks.

Our Canadian natural gas investments did not live up to our expectations in 1999, but we still feel that the supply/demand characteristics are very positive for those companies. For more than a year, we have been talking about the positive fundamentals in energy, and in particular Canadian natural gas. Even with the warm November weather, Canadian natural gas prices were higher in 1999 than at any time since the industry was deregulated in 1986. Prices averaged about $2.70 (Canadian) per thousand cubic feet in 1999 versus $1.95 (Canadian) in 1998. This price increase has been supported by increased demand from pipeline expansion into the United States and declining United States supply.

Natural gas demand in the United States is growing at 2.6% annually, and is seeing increased demand from both retail-level and utility usage. Utilities in the U.S. are increasingly shifting to natural gas feed in the search for cleaner burning, more efficient fuels. Canadian gas could feed this demand, but has long been stranded in Canada due to limited regional gas-gathering and national pipeline infrastructure. Canadian natural gas companies could not find ready-access to important U.S. markets, and so sold at discount prices. During 1999, the long-needed Canadian pipeline infrastructure projects approached completion, resulting in better deliverability of Canadian gas to U.S. markets, and much stronger pricing--nearly on-par with U.S. gas prices. Thus, without any increased capital spending on the part of Canadian exploration and production companies, their operating margins and profitability have improved markedly.

It looks like the U.S. needs more Canadian gas at a time when Canada is very short of gas. Our thesis on this natural gas shortage is taking place during record natural gas drilling activity in Canada and increased gas drilling in the U.S. Like the Queen of Hearts in Alice in Wonderland, the natural gas producers are running fast to increase production, but they are "standing in place" as demand continues to outstrip supply additions. Commodity prices and fundamentals are very strong, yet the prices of Canadian energy stocks have only just begun to reflect this economic reality.


--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS

Our natural gas favorites are (percentages of the Fund as of December 31, 1999):

CANADA                                     UNITED STATES
--------------------------------------------------------------------------------
Anderson Exploration, Ltd.      (6.11%)    The Coastal Corp.          (2.72%)
Berkley Petroleum Corp.         (3.84%)    Devon Energy Corp.         (3.60%)
Calahoo Petroleum Corp.         (3.65%)    EOG Resources, Inc.        (3.08%)
Encal Energy, Ltd.              (6.19%)
Place Resources Corp.           (6.24%)

Unlike natural gas, oil prices are driven more by politics than they are by fundamentals. Currently, there is a lot of discussion concerning OPEC's desire to sustain current supply cuts until the OPEC heads of state meet in September 2000. We believe this would create oil shortages with oil prices approaching $40. We do not think this is what Saudi Arabia has in mind. It is our expectation that the Saudi's will increase production by at least 1 million barrels per day. Even with full restoration of the production cuts, we estimate that demand would still exceed supply in the fourth quarter of 2000. We are still very comfortable predicting $20-22 a barrel for this year. That is still an attractive price considering exploration costs are $6-8 a barrel. Therefore, an average price of $20-22 is very favorable for our energy investments.

We also like pulp market oppotunities. Pulp is used in the production of paper and paper products. Pulp inventories are at their lowest level in five years. There is currently a 19-day supply and no new pulp capacity is scheduled in North America for the next 12-18 months. We are estimating pulp demand growth of 5% this year. We own Canfor Corporation (5.90%), the second largest pulp producer in Canada. Under CEO David Emerson the company has established a more dynamic growth strategy.

With these supply shortages and price increases, we are expecting their earnings to increase 45% this year.

We also like the current environment for real estate companies (C corporations). We favor Class A office buildings in central business districts (CBD). Occupancy rates are at all-time highs. The Real Estate Investment Trust market has dried up for raising equity, so we see very little CBD office development in most cities. Capital has been restricted in the real estate industry since the fall of 1998. Supply and demand shifts make real estate appreciate. The potential restrictions on supply should continue to drive returns on real property. We own Brookfield Properties Corporation (5.41%), which primarily owns Class A office buildings in New York, Boston, and Toronto. This is a superbly managed company that is repurchasing significant amounts of its stock. We estimate that the stock is selling at 50% of net asset value.

While we achieved good performance in 1999, we believe this is the beginning of a secular recovery in resource stocks. We see increasing worldwide industrial production growth in the next two years, a changed mindset of resource company management that is now looking to increase capital returns, and very cheap stocks.


Thank you for your trust and support.


/s/ ANDREW P. PILARA, JR.


Andrew P. Pilara, Jr.
PORTFOLIO MANAGER


------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Western Gas Resources, Inc.           $1,620,304
Canadian Hunter Exploration            1,480,244
Precision Drilling Corporation           550,549
Canfor Corp.                             544,323
Berkley Petroleum Corp.                  468,286
Cypress Energy, Inc.                     421,471
Purcell Energy, Ltd.                     392,179
Petro-Canada                             290,370
Compton Petroleum Corp.                  256,659
Texaco, Inc.                             242,483

------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Fresh Del Monte Produce, Inc.         $  863,376
MAXXAM                                   354,929
EEX Corp.                                322,273
Elk Point Resources, Inc.                234,307
Richland Petroleum Corp.                 195,993
Brookfield Properties                    185,858
Ashanti Goldfields Co., Ltd.             175,612
EOG Resources, Inc.                      162,971
EdperBrascan Corp.                       125,278
Nuevo Energy Company                     118,390



                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $22.82 million

ASSET ALLOCATION

                  [PIE CHART]

Other & Other Assets                      0.6%
Utilities/Pipeline                        1.2%
Diversified Operations                    3.5%
Aluminum                                  4.4%
Energy Services                           5.1%
Real Estate                               5.4%
Food                                      5.9%
Paper & Forest Products                  14.5%
Energy                                   59.4%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Place Resources Corp.                    6.24%
Encal Energy, Ltd.                       6.19%
Anderson Exploration Ltd.                6.11%
Fresh Del Monte Produce, Inc.            5.92%
Canfor Corp.                             5.90%
Brookfield Properties                    5.41%
Alliance Forest Products, Inc.           5.38%
Oiltec Resources                         4.73%
Shaw Industries, Ltd.                    4.48%
MAXXAM                                   4.40%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

                    [CHART]


             Global Natural      Lipper Natural Resources
             Resources Fund      Index(2)
11/15/95          $ 10,000         $ 10,000
   06/96          $ 12,330         $ 12,245
   09/96          $ 13,140         $ 12,705
   12/96          $ 14,290         $ 13,949
   06/97          $ 13,720         $ 14,793
   12/97          $ 11,840         $ 16,005
   06/98          $ 11,110         $ 15,528
   12/98          $  7,761         $ 12,305
   06/99          $ 10,403         $ 15,952
   12/99          $  9,498         $ 16,169

PERFORMANCE UPDATE

                                                                 THREE-YEAR                   TOTAL           AVERAGE ANNUAL
                                           ONE-YEAR          AVERAGE ANNUAL            RETURN SINCE             RETURN SINCE
                                       TOTAL RETURN                  RETURN               INCEPTION(1)             INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------
Global Natural Resources Fund                22.39%                 -12.73%                  -5.02%                   -1.24%
Lipper Natural Resources Index(2)            31.40%                   5.05%                  61.69%                   12.34%
S&P 500 Index(3)                             21.03%                  27.55%                 165.35%                   26.66%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
----------------------------------------------------------------------------------------------------------------------------

(1)Inception date 11/15/95.

(2)The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                 THE INFORMATION AGE FUND-Registered Trademark-


                            TARGETING INVESTMENTS IN
                        THE INFORMATION TECHNOLOGY SECTOR





              [PROJECTION OF A COMPACT DISC ON A SILHOUETTED HAND]

ANNUAL REPORT


THE INFORMATION AGE FUND-Registered Trademark-
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH


[PHOTO]
RONALD E. ELIJAH

                                 FUND PHILOSOPHY

The Information Age Fund-Registered Trademark- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunities for capital appreciation.

[PHOTO]
RODERICK R. BERRY

--------------------------------------------------------------------------------
                                  FUND UPDATE

The Information Age Fund-Registered Trademark- closed out 1999 on a high note, returning 126.22% for the year, easily outpacing the 85.59% performance of the NASDAQ composite(4) and the 116.40% return for the PSE Technology Index(2). The Fund recorded a 59.77% return in the fourth quarter.

Despite the strong performance of the Fund during 1999, the year did not come without its challenges. The market has become increasingly volatile. 1999 proved to be one of the most volatile years to date with four NASDAQ corrections of greater than 10%. However, it is worth noting that the subsequent market rallies averaged over 30%. By focusing on the less volatile large capitalization stocks, and a wide range of technology sub-sectors, we were able to mitigate some of this volatility.

During 1999, the volatile Internet sector proved to be one of the most challenging investment areas for the Fund. As we have seen with other emerging sub-sectors of technology, volatility tends to be highest in the immature, highly fragmented market sectors. This volatility benefited the Fund during the first quarter when the Internet sector, as measured by the Goldman Sachs Internet Index(5), soared over 60%. We exited the first quarter with a 25% weighting in the Internet space. Although we had trimmed the portfolio weighting down to the low teens during Q2, the underperformance of the sector from April through August had a negative impact on the Fund's overall performance. Looking forward, we have bolstered our analyst resources in this area and hope to take better advantage of this exciting new growth area.

As we exit 1999, technology accounts for almost 30% of the S&P 500 Index(3), up from 9% a decade ago. By any measure, the technology sector has been the fastest growing sector of our economy over the past decade.

We are often asked how long these growth rates can last. The bear-case would suggest that high PC penetration in the U.S. is a warning sign of an imminent slow-down in the sector. We do not share this view. To begin with, the U.S. makes up only 5% of the world's total population, but accounts for 44% of total information technology (IT) spending. The opportunity for global expansion is enormous. Recently liberalized Eastern Europe as well as the emerging economic powers of Asia should sustain strong growth in IT spending for many years to come.

Not only have the end-markets for technology expanded, but so too, has the number of devices and applications. Ten years ago, most people only associated computers with technology. Today, many new forms of technology such as wireless phones and Internet access devices have emerged. Expanding end-markets alone would be enough to fuel a long and powerful cycle for technology. However, we are also fortunate to be in the early stages of a new emerging growth driver--the Internet. Powered by the cheap fuel of the new millennium--semiconductors--the Internet is radically redefining how people conduct business globally.

More specifically, we see strong growth themes across many of the technology sub-sectors in which we invest.

                                                                        RS FUNDS

The semiconductor industry is the most cyclical sub-sector of technology. Characterized by two to four year "boom/bust" cycles, the semiconductor industry can easily outperform the general market when chip supplies become tight. At present, we are in the first year of a tightening semiconductor market. After three years of below normal capital expenditures, the semiconductor industry is now faced with end markets that are demanding more chips than can be supplied. For the first time since 1995, the semiconductor industry is in the midst of a boom cycle. Capital equipment vendors such as Teradyne, Inc. (4.35% of the Fund as of 12/31/99) and Applied Materials, Inc. (3.28%) continue to benefit from this event as semiconductor manufacturers scramble to add capacity.

Two factors are driving the multi-year boom we are presently seeing in the communications space. First, deregulation throughout the world has opened the telecommunications market to new competitors, driving down telecom tariffs and expanding equipment deployment. Second, the increase in data traffic, largely driven by the Internet, has resulted in a massive overhaul of existing telecom infrastructure. JDS Uniphase Corporation (7.28%), the Fund's top performer in 1999 will continue to benefit from the demand for fiber optic components.

As the world becomes more competitive, companies are forced to incorporate new forms of technology to compete more effectively. This is the key driver of technology spending in the U.S. In the software sub-sector, we are seeing the use of the Internet as a way for companies to gain an advantage over their competition. Cisco Systems, Inc. (4.76%) now derives over 80% of their revenue from sales that are conducted over the Internet.

This has allowed Cisco to remove tremendous operational costs from their system. We are now seeing the emergence of software companies that enable "e-procurement," or "business-to-business" e-commerce--a more efficient way of sourcing both direct and indirect supplies that are essential to running a business.

The Internet is also driving the accelerated demand in the hardware sub-sector. Beyond the obvious need for more PCs, there is now an expanding demand for servers that are used for hosting thousands of emerging Internet sites and applications. We are also seeing PCs replace more expensive proprietary hardware in other industry sectors such as telecommunications.

We are excited about the prospects that lie ahead for technology investing and look forward to investing for you in one of the greatest growth sectors this economy has ever seen. On behalf of the entire Information Age team, thank you for your continued support.

A word of caution as we conclude--stocks of technology companies are subject to periods of high volatility. It is not unusual for the stocks to make a 20% correction. Additionally, it is highly unlikely that the 1999 returns will be repeated. Having said this, we are very excited about the prospects for technology stocks going forward.


/s/ RONALD E. ELIJAH                                       /s/ RODERICK R. BERRY

Ronald E. Elijah                                               Roderick R. Berry
PORTFOLIO MANAGER                                           CO-PORTFOLIO MANAGER


-------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
JDS Uniphase Corp.                    $23,169,376
Qualcomm, Inc.                         17,821,751
Teradyne, Inc.                         10,486,125
Nokia Corporation                      10,385,094
America Online, Inc.                   10,245,323
Cisco Systems, Inc.                     9,398,676
Yahoo! Inc.                             8,832,952
Xilinx, Inc.                            7,492,486
Novellus Systems, Inc.                  7,404,302
Applied Materials, Inc.                 7,168,037

-------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
Compaq Computer Corporation           $ 2,300,775
Charles Schwab                          1,694,234
Dell Computer                           1,560,660
3Com Corporation                        1,434,811
Amazon.com                              1,102,810
Compuware Corp.                         1,044,329
Sapient Corporation                       839,464
eBay, Inc.                                706,998
Robert Half International, Inc.           696,158
Altera Corporation                        611,615


                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $354.64 million

ASSET ALLOCATION

                  [PIE CHART]

Other Assets, Net                         0.4%
Consumer & Specialty Retail               1.0%
Short Term Investments                    1.6%
Financial                                 2.2%
Communications Equipment & Services       4.8%
Electronic Components                     8.7%
Computer Hardware & Components            9.3%
Internet Commerce & Services             11.0%
Semiconductors & Components              25.4%
Telecommunications Equipment & Services  22.3%
Computer Software & Services             13.3%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

JDS Uniphase Corporation ................7.28%
QUALCOMM, Inc. ..........................5.96%
Cisco Systems, Inc. .....................4.76%
Teradyne, Inc. ..........................4.35%
Nokia Corporation .......................4.33%
America Online, Inc. ....................4.30%
Microsoft Corporation ...................4.28%
Novellus Systems, Inc. ..................3.77%
EMC Corporation .........................3.34%
Intel Corporation .......................3.30%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

                    [CHART]

               The Information      PSE Technology
               Age Fund(2)          Index(2)
11/15/95         $ 10,000           $ 10,000
   06/96         $ 10,710           $ 10,123
   12/96         $ 11,785           $ 11,786
   06/97         $ 12,276           $ 13,735
   12/97         $ 12,509           $ 14,140
   06/98         $ 14,958           $ 16,834
   12/98         $ 19,040           $ 21,860
   06/99         $ 24,637           $ 29,822
   12/99         $ 43,072           $ 47,305

PERFORMANCE UPDATE

                                                                       THREE-YEAR               TOTAL       AVERAGE ANNUAL
                                                    ONE-YEAR       AVERAGE ANNUAL        RETURN SINCE         RETURN SINCE
                                                TOTAL RETURN               RETURN           INCEPTION(1)         INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------
The Information Age Fund-Registered Trademark-       126.22%               54.04%             330.72%               42.43%
PSE Technology Index(2)                              116.40%               58.92%             373.05%               45.70%
S&P 500 Index(3)                                      21.03%               27.55%             165.35%               26.66%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------------------------------------------------

(1)Inception date 11/15/95.

(2)The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4)The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad-base of this index makes it one of the most widely followed.

(5)The CBOE Goldman Sachs Technology Internet Index is a modified capitalization-weighted index of companies involved in the Internet-related sector of the technology industry. The index is adjusted on a semiannual basis.

                            RS INTERNET AGE FUND-TM-


                    INVESTING IN COMPANIES LIKELY TO BENEFIT
                      FROM THE DEVELOPMENT OF THE INTERNET




                                    NEW FUND

ANNUAL REPORT


RS INTERNET AGE FUND-TM-
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]
CATHERINE BAKER

FUND PHILOSOPHY

RS Internet Age Fund-TM- seeks capital appreciation by identifying high-quality companies and business models in emerging and rapid growth sectors whose prospects are driven by the Internet. Investment criteria include: increasing market share, high margin potential, a proprietary advantage, and a management team that can leverage that advantage. We conduct fundamental research, including extensive travel and frequent visits with company management teams. We seek to adapt quickly to industry developments. The Fund is intended for investors with long-term investment horizons.

[PHOTO]
JAMES L. CALLINAN

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Internet Age Fund-TM- opened to investors on December 1, 1999 with a net asset value (NAV) of $10.00. Through December 31, the Fund was up 21.80% on the back of a very strong market for Internet and technology stocks in December. In the first couple of weeks of the Fund's operation, we were unable to take full advantage of the rally because investor enthusiasm resulted in strong fund inflows causing us to enter each day with a significant cash position. This condition has since stabilized.

Following a strong couple of years for Internet stocks, we continue to be bullish on the Internet in general and believe that it is still in the early innings in terms of fundamentals and in remaking the world economy. With less than 1% penetration of high bandwidth access, the unique nature of the medium is spurring growth in new applications. We believe the virtuous cycle between applications and bandwidth is just beginning. There are already over 500 publicly traded Internet companies and the market is becoming more selective with regard to stocks as well as sub-sectors within the Internet universe. Unlike the more nascent days of public market Internet investing, Internet stocks no longer trade as a group. We believe bottom-up stock selection is becoming more important to investing in this area and that this market shift plays to the strengths of our organization.

We continue to invest in infrastructure stocks that have led the most recent Internet market rally. Fortune 1000 companies as well as venture-backed companies rushing to market have been in "panic buy" mode for the products and services necessary for building out e-businesses. We believe this spending pattern has just begun. We expect the 60% of corporate Information Technology
(IT) spending that was held back due to the Y2K conversion will be spent on Internet solutions, which should provide a catalyst to many of our investments in the coming year.

Additionally, we are very positive about infrastructure software plays. In the last few years, venture capitalists have funded an array of exciting and innovative software companies that have just this year begun to go public. We especially like middleware technologies, which allow various applications, either within one company, or between companies, to work together. Fund investments in the middleware space include BEA Systems, Inc. (1.96% of the Fund as of 12/31/99), Active Software, Inc. (1.42%) and Vitria Technology, Inc. (0.50%). On the applications software side we own stock in several companies that allow businesses to better manage relationships with their customers, including: BroadVision, Inc. (1.07%), Broadbase Software, Inc. (0.51%), Siebel Systems, Inc. (0.71%) and Vignette Corporation (0.42%).

Following the theme of companies that are benefiting from "panic buying" on the part of Corporate America, we have investments in services companies that help design and deploy Internet solutions such as Diamond Technology Partners, Inc. (1.37%), Cysive, Inc. (1.74%), Sapient Corporation (1.16%), Scient Corporation (0.32%) and Viant Corporation (0.53%).

                                                                        RS FUNDS

By 2003, 25-30% of Internet users are expected to access the Web via a broadband solution, up from less than 1% today. We believe this is an enormous opportunity and will invest in stocks of access infrastructure companies--the hardware, software, networking and services companies that should benefit from the build-out of access infrastructure particularly in the DSL, cable, wireless, and satellite area. Stocks we own in this category include: ITXC Corporation (0.51%), iBasis, Inc. (0.86%), Aware, Inc. (0.82%), Brocade Communications Systems, Inc. (1.66%), GlobeSpan, Inc. (0.89%), Copper Mountain Networks, Inc. (0.96%) and Netopia, Inc. (1.03%).

In the consumer commerce category, we are investing in selective companies, which we believe can achieve high market share in their vertical niche. Companies that can deliver a digital or non-physical good thus avoiding inventory, distribution and logistics costs, and complexity are truly leveraging the power of the Internet. We also like companies that have unique distribution channels and can lower their costs to acquire customers. We own NextCard, Inc. (1.23%), which markets credit cards online, and ValueVision International, Inc. (1.17%), which we believe is well positioned for broadband e-commerce.

We are investing in the emerging business-to-business (B2B) Internet sector as well. For example, we own VeriSign, Inc. (3.68%), an infrastructure platform for secure electronic business; VerticalNet, Inc. (3.17%), which owns and operates 55 industry specific vertical trading communities; and Aspect Development, Inc. (1.21%), which provides content and software necessary to derive benefits from B2B commerce for inbound supply and collaboration.

We also like Internet media as well as radio and traditional media companies, which are getting a disproportionate share of Internet companies' branding and traffic building advertising. These media companies are capturing significant revenue from the ongoing Initial Public Offering financing boom.

Across the board, we look to invest in companies with current or potential leadership in large and vibrant industry sectors, solid business models with high margin potential, the opportunity to develop significant proprietary advantage, and strong management teams.

Currently less than 10% of the Fund is in stocks that are derivative plays on the Internet such as the radio industry, with the vast majority invested in Internet hardware, software, services and telecommunications infrastructure plays, in addition to commerce and content stocks.

It is important to remember the tremendous volatility in the Internet sector. It is not unusual for stocks in the sector, and the sector as a whole, to have dramatic upward and downward moves based on news events as well as interest rate and sentiment fluctuations. To capitalize on market volatility we take a longer-term investment philosophy in most of our Internet investments and upgrade the quality of stocks in the portfolio, frequently buying the most expensive stocks on dips.

We wish to welcome our new investors to the RS Internet Age Fund(-TM-). We are very excited about the strong start to the Fund and look forward to building a strong portfolio to capitalize on what we believe are still early days for the Internet.


/s/ Catherine Baker

Catherine Baker
CO-PORTFOLIO MANAGER


/s/ James L. Callinan

James L. Callinan
CO-PORTFOLIO MANAGER


                                                               December 31, 1999
--------------------------------------------------------------------------------

Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility and less liquidity. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation. Past performance is no guarantee of future results

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $103.59 million

ASSET ALLOCATION

                    [PIE CHART]

Internet Commerce                           0.5%
Consumer &  Specialty Retail                0.6%
Network Systems & Products                  1.1%
Advertising                                 1.6%
Short Term Investments                      2.2%
Business/Commercial Services                2.7%
Other Assets, Net                           2.9%
Financial                                   3.7%
Media                                       5.1%
Semiconductors & Components                 5.5%
Telecommunications Equipment and Services  11.2%
Internet Capital Services                  30.7%
Computer Software & Services               19.6%
Computer Components and Services           12.6%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

VeriSign, Inc.                             3.68%
VerticalNet, Inc.                          3.17%
Yahoo!, Inc.                               2.09%
BEA Systems, Inc.                          1.96%
Cysive, Inc.                               1.74%
Brocade Comm. Systems, Inc.                1.66%
Knight/Trimark Group, Inc.                 1.66%
Network Solutions, Inc.                    1.55%
Active Software, Inc.                      1.42%
NetIQ Corporation                          1.39%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT

Investment operations of the RS Internet Age Fund-TM- commenced on December 1, 1999. In the interest of our shareholders, results of a hypothetical $10,000 Investment in the Fund versus its benchmark for this brief amount of time is not included. We believe this time period does not reflect a meaningful historical viewpoint. We want to remind investors that successful investing is not a short-term proposition. We remain focused on the Fund's goal of long-term capital appreciation.

                              MICROCAP GROWTH FUND

                     FOCUSING ON COMPANIES WITH MARKET CAPS
                            OF $500 MILLION OR LESS


                       [PHOTO OF SAPLING IN A FLOWER POT]

ANNUAL REPORT


MICROCAP GROWTH FUND
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]
DAVID J. EVANS

FUND PHILOSOPHY

The RS MicroCap Growth Fund invests in a diversified portfolio of equity securities of companies with market capitalizations of $500 million or less. We seek micro-cap companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.

[PHOTO]
RAINERIO J. REYES

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS MicroCap Growth Fund completed 1999 with a fourth quarter return of 34.90%, resulting in an annual return of 56.66%. This performance compared to returns for the Russell 2000 Growth Index(2) of 33.39% and 43.09% respectively.

Technology was the big story in the final quarter as it had been for much of the year. Continued economic strength, the impact of the Internet, and the explosion of other communications technologies, including wireless, helped to drive the performance of technology stocks. The Fund exploited many of these trends, often through investments in specialty semiconductor and component suppliers or in small companies with dominant positions in niche markets. Biotechnology accelerated its outperformance during the quarter, while selected healthcare stocks began to recover from a difficult year. The consumer area continued to be challenging. We believe that these fourth quarter trends will continue to drive returns in the first half of 2000, and we continue to seek companies that will benefit.

The beauty of micro-cap investing is the opportunity to discover companies that can participate in major developments and generate substantial returns. Examples include Interlink Electronics, Inc. (2.56% of the Fund as of 12/31/99), a manufacturer of handheld, wireless remotes, which benefited from interest in its new product for interactive TV, featured at the Western Cable Show in December--up 629% in the quarter.

Photon Dynamics, Inc. (1.50%), which manufactures test and repair equipment for flat panel displays, soared as the flat panel display market took off, gaining 85% in the quarter and 317% since our May purchase. The contributions of these newcomers were complemented by the gains of companies such as Cree Research, Inc. (3.11%) and QLogic Corporation (2.68%) that we have owned for a number of years. Purchasing micro-cap stocks of $500 million in market capitalization and below often results in the identification of future leaders and can sometimes provide multiple years of substantial returns.

We are opportunistic in managing our positions in companies that have been acquired by larger companies, as well as companies that have experienced significant market cap expansion. DoubleClick, Inc. (2.02%), the Fund's largest cap stock, entered the portfolio as the result of the acquisition of two of our companies--Abacus Direct and NetGravity, during the fourth quarter. These companies were purchased as micro-cap stocks and, given the attractiveness of the DoubleClick business opportunity, we have held the shares received upon completion of the mergers. DoubleClick appreciated 67% by year-end. We pursued a similar strategy when PSINet, Inc. (0.53%) acquired Transaction Network Services.

                                                                        RS FUNDS

On the flip side of the ledger, our worst performing stock in the quarter, Pervasive Software (0.0%), had been at the top of the list in the third quarter. While we had taken profits in this security as a result of our position-management discipline, it remained a considerable holding when the management announced a substantial change in the operating strategy of the company. They decided to sacrifice profits in the year 2000 in order to pursue an expensive new strategy for a promising Web development product. The new strategy took investors by surprise, resulting in a precipitous decline in the price of the stock. Despite having a strong relationship with management, dating from their IPO road show, we were as surprised as everyone else was by these developments. This experience validates the importance of constructing a diversified portfolio when investing in micro-cap stocks and provides another argument for a mutual fund approach to investing in this sector.

As the year 2000 begins, we remain enthusiastic about the prospects for the Fund and the micro-cap universe. The strong comeback of this sector during the fourth quarter and the outperformance by small stocks early in the new year is most encouraging. We have already expressed the opinion that the growth prospects for many technology companies remain strong, however, we also believe that renewed interest in small growth stocks will prove rewarding to our holdings in other sectors as well.

We expect that investors seeking alternatives to fully exploited large-cap growth stocks will prefer small growth stocks to depressed value stocks which, even in today's robust economy, do not seem to offer compelling growth opportunities.

We would like to close with a reminder that the Fund seeks long-term capital appreciation through investments in microcap stocks. We thank current holders for their support and welcome new investors who share this vision.

Sincerely,


/s/ David J. Evans


David J. Evans
PORTFOLIO MANAGER



/s/ Rainerio J. Reyes


Rainerio J. Reyes
CO-PORTFOLIO MANAGER


------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Interlink Electronics                 $3,795,654
QLogic Corporation                     3,087,139
InterVU, Inc.                          2,774,156
Cree, Inc.                             2,763,502
Power Integrations, Inc.               2,385,431
CapRock Communications Corp.           1,905,557
Adaptive Broadband Corp.               1,698,687
Hot Topic, Inc.                        1,563,399
Performance Technologies, Inc.         1,527,126
QRS, Inc.                              1,461,650

------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
CareMatrix Corp.                      $1,618,804
Secure Computing Corporation           1,085,675
Superior Consultant Holdings Corp.     1,036,345
Kendle International, Inc.               957,952
Cornell Corrections, Inc.                838,156
Vista Information Solutions              730,718
ResortQuest International, Inc.          724,411
Medialink Worldwide, Inc.                706,591
Res-Care, Inc.                           665,031
Enamelon, Inc.                           583,282


                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $103.31 million

ASSET ALLOCATION

                  [PIE CHART]

Short Term Investments                   0.6%
Aerospace                                1.1%
Construction/Infrastructure              1.9%
Transportation                           2.3%
Media Broadcasting/Radio/TV              2.5%
Manufacturing & Machinery                2.9%
Restaurants & Lodging                    3.0%
Other & Other Assets                     5.7%
Financial Services                       7.9%
Telecommunications                       7.9%
Consumer & Specialty Retail              8.2%
Computer Technology                     14.0%
Health/Medical/Biotechnology            13.2%
Computer Services & Software            10.1%
Electronic Components                    9.9%
Business/Commercial Services             8.8%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Cree Research, Inc.                      3.11%
QLogic Corporation                       2.68%
Interlink Electronics, Inc.              2.56%
Adaptive Broadband Corporation           2.20%
DoubleClick, Inc.                        2.02%
QRS Corporation                          1.97%
Power Intergrations, Inc.                1.86%
Molecular Devices Corporation            1.72%
Cybex Computer Products Corp.            1.70%
Asyst Technologies, Inc.                 1.59%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/15/96)

                    [CHART]


           MicroCap Growth      Russell 2000 Growth
           Fund                 Index(2)
8/15/96     $ 10,000                $ 10,000
  03/97     $ 10,200                $  9,687
  09/97     $ 15,990                $ 13,315
  03/98     $ 16,570                $ 13,676
  09/98     $ 11,630                $ 10,008
  03/99     $ 14,410                $ 12,166
  09/99     $ 16,560                $ 13,273
  12/99     $ 22,340                $ 17,706

PERFORMANCE UPDATE

                                                          THREE-YEAR                 TOTAL         AVERAGE ANNUAL
                                      ONE-YEAR        AVERAGE ANNUAL          RETURN SINCE           RETURN SINCE
                                  TOTAL RETURN                RETURN             INCEPTION(1)           INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------
MicroCap Growth Fund                    56.66%                26.64%               123.40%                 26.86%
Russell 2000 Growth Index(2)            43.09%                17.83%                77.06%                 18.43%
S&P 500 Index(3)                        21.03%                27.55%               134.00%                 28.62%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-----------------------------------------------------------------------------------------------------------------

(1)Inception date 8/15/96.

(2)The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                           MIDCAP OPPORTUNITIES FUND

                       SEEKING GROWTH IN MID-CAP COMPANIES
                        WHILE ATTEMPTING TO MODERATE RISK



                             [PHOTO OF FRUIT TREE]

ANNUAL REPORT


MIDCAP OPPORTUNITIES FUND
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]
JOHN L. WALLACE

FUND PHILOSOPHY

The RS MidCap Opportunities Fund seeks to achieve long-term total return by investing primarily in mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS MidCap Opportunities Fund returned 33.16% in the fourth quarter and 56.12% for the year ending December 31, 1999. We are quite pleased with our performance, especially compared to our primary benchmark, the Russell Midcap Index(2), which returned 17.23% and 18.23% respectively. We are also pleased to have outperformed the S&P 500 Index(3), which returned 14.94% and 21.03% respectively.

The MidCap Opportunities Fund primarily invests in equity securities with market capitalizations from $1.5 billion to $10 billion. While mid-cap companies, as defined by the Russell Midcap Index, have underperformed the large-cap, S&P 500 since early 1994, they have shown signs of improvement in 1999, outperforming in the fourth quarter by over 200 basis points. Not only have mid-cap stocks recently begun to outperform their large-cap counterparts, there continues to be a strong case for investing in mid-cap companies. Reasons include their 50% valuation discount and nearly equal earnings momentum to large-cap stocks.

There is no question that last year was an exceedingly strong year for investors with many equity market indices up over 20% in 1999. However, when one looks at the stocks that make up such averages, it is surprising that there were more stocks down than were up in 1999.

In fact, according to Jarrett Investment Research, of the 4,900 actively traded issues, only 49% had higher prices at the close on December 31, 1999 than the same day in 1998. To make matters even tougher in 1999, it was a market where strong stocks got stronger and weak stocks remained weak. This was evidenced by the fact that stocks that were up showed an average appreciation of 135%, far exceeding the 31% depreciation of the average stock that was down for the year. While 1999 was clearly a difficult year due to the narrow market, we expect 2000 to have a broader participation among stocks, if for no other reason than the narrow market of 1999 is not sustainable.

Our success in 1999 was primarily a result of our investments in two sectors: telecommunications and the Internet. While both of these sectors have their own improving fundamentals, we can attribute the success in our telecommunications investments largely to the rapid growth of the Internet. The expansion of the Internet has breathed new life into the old telecom companies by giving them an opportunity to sell additional services such as high speed Internet access.

One of our more successful investments in 1999 was Primus Telecommunications Group, Inc. (5.07% of the Fund as of 12/31/99). Primus is a facilities-based global telecommunications company, offering long-distance, Internet, and data access.

                                                                        RS FUNDS

At the time of our original investment in Primus, the company was primarily positioned as a wholesale international long distance provider. This type of business is typically rewarded with a low multiple given the almost nonexistent barriers to entry. However, upon meeting management, we quickly realized that Primus was in the process of transitioning itself from a commodity telecommunications company to a full-service voice and data telecommunications provider. Primus has deployed a global network that will enable it to successfully migrate its traffic onto its owned and operated network. We believe this will result in an extremely low cost structure leading to higher margins and more predictable revenue and multiple expansion. As the largest position in the MidCap Opportunities Fund, despite the investment almost doubling in 1999, we believe Primus still has plenty of upside.

Our underweighting in the healthcare sector, our limited exposure to biotech industries in particular, resulted in some missed opportunities late in 1999. We believe there are many innovative companies in the biotech sub-sector and are seeking additional investment opportunities.

As we begin the year 2000, crosscurrents in the equity market are very strong. The market has been making new highs in the face of rising interest rates. The biggest driver of the stock market had been the incredible strength of the U.S. economy and recovering foreign economies, which has translated into better than expected corporate profits. The increase in interest rates has been somewhat surprising, but at the same time needed to cool off expanding economic growth. We don't think interest rates will exceed 7% during the year. We base this opinion on the fact that global bond yields have already risen 200 basis points, oil prices are at new highs, refinancing of home mortgages has slowed dramatically and a reversal of Y2K related spending should all temper growth. Finally, we believe the unprecedented volatility in today's market is due in part to an important underlying trend-- a gradual shift in leadership from large-cap growth stocks to small- and mid-cap growth stocks.

Our philosophy of searching for above average growth with a disciplined approach to risk management paid off in 1999. We want to remind investors that successful equity investing is not a short-term proposition and therefore, we remain focused on the long-term.

On behalf of the entire MidCap Opportunities team, we thank you for your support.


/s/ John L. Wallace

John L. Wallace
PORTFOLIO MANAGER

------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Primus Telecommunications Grp.        $5,747,689
AT&T Liberty Media                     5,629,255
Conexant Systems                       4,658,524
Network Solutions                      3,734,898
ValueVision International, Inc.        3,615,775
Knight/Trimark Group, Inc.             3,430,635
CapRock Communications Corp.           3,244,990
Administaff, Inc.                      3,199,502
RSA Security, Inc.                     2,875,730
Intuit, Inc.                           2,655,866

------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Trans World Airlines                  $3,006,063
Seminis, Inc.                          2,261,083
Amer. Bank Note Holographic            2,259,517
System Software & Associates           2,109,671
MicroWarehouse, Inc.                   1,697,338
Secure Computing Corporation           1,260,336
First Sierra Financial, Inc.           1,227,102
Kushner-Locke Company                  1,081,096
Polaroid Corp.                           844,293
Bergen Brunswig Corporation              784,559


                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $226.53 million

ASSET ALLOCATION

                  [PIE CHART]

Business & Commercial Services            5.8%
Healthcare                                4.8%
Consumer & Specialty Retail               1.3%
Financial                                13.7%
Electronic Components                     2.4%
Telecom Equipment & Services             13.0%
Energy                                    9.1%
Media                                    10.6%
Printing & Publishing                     2.0%
Computer Software & Services             17.2%
Computer Technology & Instruments         9.4%
Construction/Infrastructure               1.9%
Agricultural Products                     1.3%
Aerospace                                 1.3%
Convertible Preferred Stocks              3.3%
Other & Other Assets                      1.5%
Short Term Investments                    1.4%

DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Primus Telecommunications Grp., Inc.     5.07%
AT&T Liberty Media Group                 3.01%
Administaff, Inc.                        2.67%
ValueVision International, Inc           2.40%
Montana Power Company                    2.07%
UnitedGlobalCom, Inc.                    1.82%
Network Solutions                        1.73%
Symantec Corporation                     1.68%
Legato Systems, Inc.                     1.67%
Stamps.Com                               1.62%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)
                    [CHART]

            MidCap Opportunities       Russell Midcap
            Fund                       Index(2)
7/12/95       $ 10,000                  $ 10,000
  03/96       $ 12,200                  $ 11,465
  09/96       $ 13,340                  $ 12,157
  03/97       $ 13,526                  $ 12,763
  09/97       $ 17,850                  $ 16,419
  03/98       $ 19,103                  $ 18,395
  09/98       $ 15,907                  $ 15,432
  03/99       $ 20,416                  $ 18,192
  09/99       $ 22,358                  $ 18,433
  12/99       $ 29,773                  $ 21,609


The Russell Midcap Index replaced the Russell Midcap Growth Index as our primary fund benchmark to more accurately reflect the Fund's investments in mid-cap companies. A hypothetical $10,000 investment in the Russell Midcap Growth Index, if invested on 7/12/95, would have grown to $27,512 as of 12/31/99.

PERFORMANCE UPDATE

                                                        THREE-YEAR                TOTAL        AVERAGE ANNUAL
                                   ONE-YEAR         AVERAGE ANNUAL         RETURN SINCE          RETURN SINCE
                               TOTAL RETURN                 RETURN            INCEPTION             INCEPTION
-------------------------------------------------------------------------------------------------------------
MidCap Opportunities Fund            56.12%                 28.73%              197.73%                27.62%
Russell Midcap Index(2)              18.23%                 18.86%              116.09%                18.79%
S&P 500 Index(3)                     21.03%                 27.55%              183.68%                26.24%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------------------------------------

(1)Inception date 7/12/95.

(2)The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium sized universe of securities and represents approximately 30% of the Russell 1000 total market capitalization. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                                 PARTNERS FUND

                       A SMALL-CAP FUND USING A CASH FLOW
                                VALUE METHODOLOGY


                        [PHOTO OF BASEBALL BAT AND BALL]

ANNUAL REPORT


PARTNERS FUND
                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]
ANDREW P. PILARA, JR.

FUND PHILOSOPHY

The RS Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a value methodology, combining Graham & Dodd balance sheet analysis with cash flow analysis.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Partners Fund was up 3.73% for the year. This lagged well behind the Russell 2000 Index(4) gain of 21.26%. Isolating the performance of the value component of the Russell 2000 is a better comparison for the Fund. Our benchmark is the Russell 2000 Value Index(2), which comprises the value component of the Russell 2000. This Index was down 1.49% for the year. The growth/value disparity was particularly wide in the fourth quarter, with the growth component up 33.39%, versus the value component's gain of 1.53%. The performance and valuation disparities between value and growth have never been this large.

The market's preference for growth or value is cyclical. Investing styles tend to regress to the mean just after investors conclude that they will not! The mutual fund money flows and price momentum continue to favor growth. The main thing that small-cap value has in its favor is valuation. We do not think the rules of valuation have changed. When you buy good companies at low prices, you do quite well in the long-term.

Most of the companies within the Partners Fund are either selling at a material discount from net asset value, have cash flow multiples below five, or have single digit price earnings multiples. The opportunities to buy solid, "old economy" businesses at a very cheap price has never been better. Small-cap value stocks are on sale!

The buying interest in a number of our stocks is coming from the companies themselves. Many of these companies are repurchasing stock and insiders also have been purchasing stock.

The return on investment from repurchasing stock is better than building new facilities or in acquiring private businesses. We also expect merger and acquisition activity to pick up in the small-cap value sector if current valuations persist. In certain industries, it is now cheaper to acquire public companies rather than negotiate to purchase a private company. This is particularly evident in the energy and real estate sectors.

In the following paragraphs, we will recap some of the good businesses we own. As value investors, we are interested in the underlying value of the business and its dynamics. We look to buy into quality business models at a big discount from intrinsic value. Our primary valuation metric is a discounted cash flow model.

Fresh Del Monte Produce, Inc. (7.04% of the Fund as of 12/31/99) is our investment choice in the food business. The company is perceived as a banana company when in reality it is a diversified fresh fruit company. With Dole and Chiquita discussing the possible sale or reorganization of their companies, Fresh Del Monte should benefit from a rationalization of the fresh fruit business. Last year was one of the worst years for the major banana producers and still they will report 1999 earnings of $1.00 - $1.10. We estimate $1.50 - $2.00 in earnings in 2000. This is a free cash flow business with returns on capital nicely above the cost of capital. We believe that within the next five years Fresh Del Monte could become the largest fresh fruit company.

                                                                        RS FUNDS

Pittston Brink's Group (3.80%) owns three good businesses: Brinks, Brinks Home Security, and the freight forwarding company called Bax Global. These company tracking stocks were recently put back together. We expect further restructurings in the next two years. The businesses have good growth prospects and have returns above the cost of capital, yet the price earnings multiple is less than 10 times.

Harman International Industries, Inc. (5.02%) is primarily known as a consumer audio/video company. After a restructuring, the company now derives its profits and growth from multimedia systems for automobiles; speakers to cellular phone customers like Nokia, QUALCOMM, and Sony; and systems for Apple, Compaq, Dell, and IBM. Additionally, they have reallocated capital to higher return, faster growing businesses. We seldom get the opportunity to buy a brand name business with these growth prospects at such a reasonable price.

Meritage Corporation (5.92%) is a homebuilder in Arizona, California, and Texas. They are doing business in three states with rapid growth. Their returns on capital are almost twice the average industrial company and the price earnings multiple is only 3.5 times the year 2000 earnings.

We also own a package of smaller Canadian oil and gas companies that sell at one to three times cash flow and at a material discount to their net asset value. At the current prices for Canadian oil and gas, this is an extremely profitable business. It is hard to remember when the underlying funda- mentals of the oil and gas business have ever been better. Despite the positive operating fundamentals and the higher cash flow returns on capital, energy stocks are about as cheap as we have seen them in the 1990's. We particularly like natural gas. Our Canadian natural gas investments did not live up to our expectations in 1999, but we still feel that the supply/demand characteristics are very positive for those companies. With increased drilling for natural gas, the United States energy companies still produced less gas in the fourth quarter of 1999 versus the fourth quarter of 1998. Led by increasing demand from the electric generating industry, we expect natural gas demand to ratchet up to over 4% in 2000 and 2001. With smaller supply additions and improving demand, we expect natural gas prices to move significantly higher in the next 18 months. Canada has become an important supplier of natural gas to the United States.

Maybe it is a new paradigm with New Economy stocks, but there is still great opportunity in solid, small-cap companies. We are finding great values in the small-cap value sector.

Thank you for your trust and support.


/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
CMP Media, Inc.                       $1,608,628
Cypress Energy, Inc.                   1,319,191
Snyder Communication                     555,255
Symmetry Resources, Inc.                 483,045
NQL Drilling Tools, Inc.                 388,742
Ryan Energy Technologies                 355,981
MedPartners, Inc.                        322,156
Sobeys, Inc.                             320,244
Place Resources Corp.                    290,717
Best Pacific Resources Ltd.              261,912

------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
------------------------------------------------
Fresh Del Monte Produce, Inc.         $1,741,051
Pittston Brink's Group                   881,000
HEALTHSOUTH Rehabilitation               621,273
MAXXAM                                   472,666
Superior Telecom, Inc.                   471,989
Houston Exploration Company              466,223
Desjardins Laurentian Financial Corp.    404,725
Paging Network, Inc.                     344,321
Hollinger Int'l, Inc.                    280,850
TB Wood's Corporation                    276,338


                                                               December 31, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT: $22.37 million

ASSET ALLOCATION

                  [PIE CHART]

Advertising                               3.8%
Consumer Goods & Retail                   5.0%
Construction & Infrastructure             7.9%
Financial Services                       14.3%
Energy Services                           5.2%
Energy                                   29.6%
Food                                     12.9%
Aluminum                                  5.9%
Transportation                            3.8%
Technology                                4.8%
Manufacturing                             2.7%
Other Assets                              4.1%


DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Place Resources Corp.                    8.77%
Fresh Del Monte Produce, Inc.            7.04%
Symmetry Resources, Inc.                 6.17%
MAXXAM                                   5.94%
Meritage Corporation                     5.92%
Sobeys, Inc.                             5.88%
Desjardins Laurentian Financial          5.55%
Harman International                     5.02%
Oiltec Resources                         4.28%
Gentra, Inc.                             4.25%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)
                    [CHART]

            Partners            Russell 2000
            Fund                Value Index(2)
7/12/95     $ 10,000            $ 10,000
  03/96     $ 12,300            $ 11,314
  09/96     $ 14,070            $ 11,952
  03/97     $ 14,975            $ 13,122
  09/97     $ 18,173            $ 17,049
  03/98     $ 18,999            $ 18,784
  09/98     $ 13,167            $ 14,869
  03/99     $ 12,391            $ 14,646
  09/99     $ 13,234            $ 15,735
  12/99     $ 13,256            $ 15,976

PERFORMANCE UPDATE

                                                          THREE-YEAR               TOTAL         AVERAGE ANNUAL
                                       ONE-YEAR       AVERAGE ANNUAL        RETURN SINCE           RETURN SINCE
                                   TOTAL RETURN               RETURN           INCEPTION(1)           INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
Partners Fund                            3.73%               -3.76%              32.56%                  6.50%
Russell 2000 Value Index(2)             -1.49%                6.69%              59.76%                 11.04%
S&P 500 Index(3)                        21.03%               27.55%             183.68%                 26.24%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
---------------------------------------------------------------------------------------------------------------

(1)Inception date 7/12/95.

(2)The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4)The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $467 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              VALUE + GROWTH FUND

                       A FUND SEEKING CAPITAL APPRECIATION
                           FOR THE LONG-TERM INVESTOR




                                [PHOTO OF SCALE]

ANNUAL REPORT


VALUE + GROWTH FUND

                                                                INVESTMENT STYLE
                                                LARGE CAP   MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]

RONALD E. ELIJAH

FUND PHILOSOPHY

The RS Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, and in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.

-------------------------------------------------------------------------------
                                 Fund Update

The RS Value + Growth Fund finished 1999 with strong performance. The Fund was up 22.12% for the fourth quarter and 28.43% for the year, which compares to 25.14% and 33.16% respectively for its primary benchmark, the Russell 1000 Growth Index(2), and 14.94% and 21.03% respectively for the S&P 500 Index(3). Significantly outperforming the S&P 500 Index in 1999 was an excellent result for the Value + Growth Fund and its large capitalization growth strategy. Specifically, the Fund's technology investments contributed strongly to the Fund's 1999 return. Technology investing has always been an investment focus of the Fund. The market trends we saw developing at mid-year came through for the Fund, particularly a strong second half for technology stocks. Even though the low multiple price/earnings (P/E) approach the Fund takes toward growth investing prevents it from investing in many of the Internet stocks, all technology companies can benefit from the roar of the information age and not just "dot.com" companies.

As we enter a new decade, we expect the technology sector to be one of the best investment sectors within the U.S. equity market for many years. The `90's were an amazing decade for technology investing. The technology sector at the close of 1999 accounted for approximately 30% of the S&P 500 Index, up from 9% in 1990. Due to the innovative nature of the sector, from its global business prospects to its low penetration of various business markets, technology companies should prosper for the foreseeable future, and their equities should continue to increase as a percentage of overall U.S. equity investing--heightening its investment importance.

The Value + Growth Fund maintains its focus upon investment themes. For 1999, two of our more prominent investment themes, healthcare and financial services, lagged behind the overall market, while our main investment sector, technology, pushed through 1999 with an exceptional year. We still see a positive outlook for healthcare and financial services moving into 2000. Our basic thesis behind our investment focus in these sectors is the aging of the "baby boom" generation. This generation, which numbers almost 86 million Americans, is placing increasing demands on the healthcare system each year, as well as the financial services sector as "boomers" focus their attention on financial planning and retirement.

We believe the aging of the baby boomers bodes well for investing in the healthcare and financial services industries for the next decade. We believe these sectors were held back in 1999 by a surging economy and rising interest rates. When the economy surges, the relative attractiveness of the earnings growth of these two sectors declines against more economically sensitive industries. Thus, as the economy surged in late 1999, interest rates rose and these two investment sectors stalled. For 2000 though, we expect the Federal Reserve's interest rate increases will take hold and slow U.S. economic growth, which should improve the relative earnings attractiveness and equity performances for healthcare and financial services industries. We are quite upbeat about the great investment values we are seeing in these sectors.

                                                                        RS FUNDS

Technology continues as one of our primary themes within the Value + Growth portfolio. After finishing a year of great returns, technology investors often wonder if the sector's forceful returns can continue. Demand for technology products shows no sign of abating. As recently as 1997, the U.S. accounted for almost half of the world's information technology (IT) spending, but only 5% of the world's population. Correcting this imbalance alone will lead to years of strong global IT spending. With all parts of the globe participating, demand for IT products could be very strong in 2000. The U.S. and European economies seem healthy, Eastern Europe is showing signs of finally emerging, and Southeast Asian economies are recovering from the currency crisis of late '97 and early '98. Finally, as always, new product developments will stimulate demand with the Pentium III from Intel and Windows 2000 from Microsoft. Also, the world is in the early phase of an explosive new technology adoption that will change the way all of us work--the Internet.

Volatility and stock market corrections are real market events that are uncomfortable and unfortunately, a part of equity investing. Corrections are events that come periodically, unfortunately however; they seem to be happening more often. In the decade of the `90's, the NASDAQ market experienced 15 corrections of 10% or more from intra-day high to intra-day low. Seven of these 10% corrections happened in the last two years. Even though we are experiencing more frequent corrections, the NASDAQ returns have been exceptional the last two years.

Investors should keep the investment goal--seeking long-term equity appreciation--paramount in this period of rising volatility.

We believe the rising volatility is a function of a high multiple market and the great rewards the market has experienced the last few years, not a suggestion that the market is signaling that long-term investment rewards are no longer possible.

With all the recent volatility the market is experiencing, the temptation to "time" market swings always comes to mind. We have always encouraged investors to maintain a long-term focus. The market advances in surges. Most often, market-timing investors either are out of the market or under-invested when the market experiences a surge. We still believe we have another decade of good investment returns to be earned from the U.S. equity market.

We believe 2000 will be a good investment year, although it is hard to imagine that it can match either '98 or '99. We see the upcoming year with its challenges, just as '98 and '99 had theirs. We will experience market corrections in 2000, but a good economy, low inflation, and easing of interest rates should translate into a good equity-investing year. We see the first half of the year challenged by fears that the economy is growing too fast, with the second half surging as the market senses that U.S. economic growth is easing. We believe technology stocks will give us another good investment year, with our other two favorite sectors, healthcare and financial services, recovering from a sluggish 1999 and providing investment rewards in 2000.


As always, thank you for your ongoing support.


/s/ Ronald E. Elijah

Ronald E. Elijah
PORTFOLIO MANAGER


-------------------------------------------------
            GOOD IDEAS THAT WORKED
        REALIZED AND UNREALIZED GAIN
        YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
Applied Materials, Inc.               $22,075,200
Texas Instruments                      20,864,417
Microsoft Corporation                  14,150,180
Morgan Stanley Dean Witter             14,105,298
Amgen                                  12,543,712
Xilinx, Inc.                           12,480,382
Nortel Networks Corp.                  11,971,911
Best Buy Company, Inc.                 11,583,708
Oracle Corporation                     11,536,770
Intel Corporation                       9,705,494

-------------------------------------------------
            GOOD IDEAS AT THE TIME
        REALIZED AND UNREALIZED LOSS
        YEAR-TO-DATE THROUGH 12/31/99
-------------------------------------------------
Safeway, Inc.                         $ 9,412,256
Rite Aid Corp.                          6,222,002
CVS Corporation                         5,830,463
Staples, Inc.                           5,653,125
Eli Lilly & Company                     5,585,356
Compaq Computer Corporation             5,190,371
3Com Corporation                        4,349,456
Omnicare, Inc.                          3,710,136
Pfizer, Inc.                            3,459,841
America Online, Inc.                    3,193,057


                                                               December 31, 1999
--------------------------------------------------------------------------------

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

ANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $673.90 million

ASSET ALLOCATION

                  [PIE CHART]

Media                                       5.6%
Financial                                  16.9%
Computer Technology                        34.5%
Medical/HMOs                                6.9%
Pharmaceuticals                             4.2%
Telecom Equipment & Services                8.1%
Consumer & Retail                          20.9%
Diversified operations                      1.5%
Short Term Investments & Other Liabilities  1.4%

DATA AS OF DECEMBER 31, 1999

TOP TEN HOLDINGS

Microsoft Corporation                    5.64%
Applied Materials, Inc.                  4.94%
Intel Corporation                        4.56%
Texas Instruments                        4.37%
Morgan Stanley, Dean Witter              4.02%
Amgen                                    3.80%
Xilinx, Inc.                             3.64%
MCIWorldCom, Inc.                        3.63%
Costco Wholesale Corp.                   3.62%
Merrill Lynch                            3.58%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/12/92)

              [CHART]

               Value + Growth       Russell 1000
               Fund                 Growth Index(2)
5/12/92         $ 10,000            $ 10,000
   6/93         $ 11,943            $ 10,643
   6/94         $ 13,276            $ 10,611
   6/95         $ 23,086            $ 13,845
   6/96         $ 23,429            $ 17,696
   6/97         $ 30,483            $ 23,242
   6/98         $ 36,066            $ 30,538
   6/99         $ 43,746            $ 38,864
  12/99         $ 49,958            $ 46,855




PERFORMANCE UPDATE

                                                           FIVE-YEAR                TOTAL         AVERAGE ANNUAL
                                      ONE-YEAR        AVERAGE ANNUAL         RETURN SINCE           RETURN SINCE
                                  TOTAL RETURN                RETURN            INCEPTION(1)           INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
Value + Growth Fund                    28.43%                24.85%              399.58%                 23.43%
Russell 1000 Growth Index(2)           33.16%                32.41%              368.55%                 22.40%
S&P 500 Index(3)                       21.03%                28.55%              317.50%                 20.57%

Performance data quoted represents past performance, and past performance is no guarantee of future results.
You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
----------------------------------------------------------------------------------------------------------------

(1)Inception date 5/12/92.

(2)The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                             FINANCIAL INFORMATION

                                   YEAR ENDED
                               DECEMBER 31, 1999

                                   [GRAPHIC]

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-

DECEMBER 31, 1999           FOREIGN CURRENCY(2)    SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 95.3%
---------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.1%
AgrioBioTech, Inc.                                  44,700    $    106,163
---------------------------------------------------------------------------
                                                                   106,163
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 3.8%
Sirius Satellite Radio, Inc.                       100,000       4,450,000
---------------------------------------------------------------------------
                                                                 4,450,000
---------------------------------------------------------------------------
BUSINESS SERVICES - 1.7%
Pittston Brink's Group(1)                           90,000       1,980,000
---------------------------------------------------------------------------
                                                                 1,980,000
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 6.9%
Apple Computer, Inc.                                34,800       3,577,875
S3, Inc.                                            85,700         990,906
Seagate Technology, Inc.                            74,400       3,464,250
---------------------------------------------------------------------------
                                                                 8,033,031
---------------------------------------------------------------------------
COMPUTER SERVICES - 4.9%
Intelligroup, Inc.                                  27,800         688,050
Sapient Corporation                                 24,800       3,495,250
Unisys Corporation                                  48,300       1,542,581
---------------------------------------------------------------------------
                                                                 5,725,881
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.4%
Engineering Animation, Inc.                         21,570         188,737
Infocure Corporation                                 8,000         249,500
Open Text Corporation                               42,500         765,000
QuadraMed Coporation                                42,700         372,290
---------------------------------------------------------------------------
                                                                 1,575,527
---------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.3%
Lafarge Corporation(1)                             110,000       3,038,750
Southdown, Inc.(1)                                  30,000       1,548,750
USG Corporation(1)                                  57,800       2,723,825
---------------------------------------------------------------------------
                                                                 7,311,325
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.8%
Action Performance Companies, Inc.                  34,900         401,350
Ames Department Stores, Inc.                        18,600         535,913
---------------------------------------------------------------------------
                                                                   937,263
---------------------------------------------------------------------------
COPPER/GOLD MINING - 2.5%
Ivanhoe Mines, Ltd.                         CAD  4,000,000       2,854,174
---------------------------------------------------------------------------
                                                                 2,854,174
---------------------------------------------------------------------------
DIAMOND MINING - 1.7%
Diamond Fields International Ltd. Note      CAD  1,580,000       1,860,755
DiamondWorks, Ltd.                          CAD  3,571,485          86,596
---------------------------------------------------------------------------
                                                                 1,947,351
---------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.3%
EdperBrascan Corporation(1)                  CAD    117,000       1,548,112
---------------------------------------------------------------------------
                                                                  1,548,112
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.6%
Solectron Corporation                                6,885         654,935
---------------------------------------------------------------------------
                                                                   654,935
---------------------------------------------------------------------------
ENERGY - 19.6%
Abacan Resource Corporation                        105,000           9,975
Abacan Resource Corporation                 CAD    400,000          41,566
Anderson Exploration, Ltd.                  CAD    200,000       2,390,024
Anzoil N.L.                                 AUD  3,577,471         246,792
Coastal Corporation(1)                              60,000       2,126,250
Devon Energy Corporation(1)                        110,000       3,616,250
Encal Energy, Ltd.                          CAD    219,000       1,001,316
EOG Resources, Inc.(1)                             210,000       3,688,125
Ivanhoe Energy, Inc.                        CAD  5,150,180       9,633,174
---------------------------------------------------------------------------
                                                                22,753,472
---------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
Dundee Bancorp, Inc., Class A               CAD    358,300       3,686,010
---------------------------------------------------------------------------
                                                                 3,686,010
---------------------------------------------------------------------------
FOOD - 1.6%
Fresh Del Monte Produce, Inc.                      200,000       1,800,000
---------------------------------------------------------------------------
                                                                 1,800,000
---------------------------------------------------------------------------
GOLD MINING - 4.3%
Consolidated African Mines, Ltd.            SAR 17,568,800       2,254,972
Etruscan Resources, Inc.                    CAD  2,325,680         547,787
Franco-Nevada Mining Corporation, Ltd.(1)   CAD     40,000         613,786
Randgold Resources, Ltd.                            86,956         339,672
Randgold Resources, Ltd. GDR(3)                    318,300       1,273,200
---------------------------------------------------------------------------
                                                                 5,029,417
---------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.3%
Pediatrix Medical Group, Inc.                       42,600         298,200
---------------------------------------------------------------------------
                                                                   298,200
---------------------------------------------------------------------------
MANUFACTURING - 0.4%
Zoltek Companies, Inc.                              59,200         510,600
---------------------------------------------------------------------------
                                                                   510,600
---------------------------------------------------------------------------
MEDIA - 3.7%
Metromedia International Group, Inc.               890,000       4,227,500
---------------------------------------------------------------------------
                                                                 4,227,500
---------------------------------------------------------------------------
MEDICAL - INSTRUMENTS & DEVICES - 0.2%
Ventana Medical Systems, Inc.                        9,200         228,850
---------------------------------------------------------------------------
                                                                   228,850
---------------------------------------------------------------------------
NICKEL MINING - 6.6%
Inco Ltd., VBN Shares                       CAD    857,750       7,635,669
---------------------------------------------------------------------------
                                                                 7,635,669
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.0%
Canfor Corporation                          CAD    100,000       1,170,766
---------------------------------------------------------------------------
                                                                 1,170,766
---------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals, Ltd., Restricted (4),(5)         698,422         103,366
---------------------------------------------------------------------------
                                                                   103,366
---------------------------------------------------------------------------
PRINTING & PUBLISHING - 1.1%
Hollinger International, Inc.(1)                   100,000       1,293,750
---------------------------------------------------------------------------
                                                                 1,293,750
---------------------------------------------------------------------------

                            See notes to Schedule of Investments on page 67.
  The accompanying notes are an integral part of these financial statements.
48

                                                                   RS FUNDS
DECEMBER 31, 1999           FOREIGN CURRENCY(2)     SHARES        VALUE
---------------------------------------------------------------------------
REAL ESTATE - 2.7%
Atlantic Gulf Communities Corporation              638,130    $     31,907
Brookfield Properties Corporation(1)        CAD    298,000       3,127,607
---------------------------------------------------------------------------
                                                                 3,159,514
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 14.8%
Pairgain Technologies, Inc.                         67,300         954,819
QUALCOMM, Inc.                                      91,600      16,144,500
---------------------------------------------------------------------------
                                                                17,099,319
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.3%
Talk.Com, Inc.                                      22,200         394,050
---------------------------------------------------------------------------
                                                                   394,050
---------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.4%
AMR Corporation                                     33,600       2,251,200
China Yuchai International, Ltd.                 1,430,000       1,698,125
---------------------------------------------------------------------------
                                                                 3,949,325
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $132,650,651)                        110,463,570
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 1.1%
---------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
     Series B                                      206,778       1,240,668
---------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $2,049,780)                                            1,240,668
---------------------------------------------------------------------------
                                                      PAR           VALUE
---------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.7%
---------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.
    7.00%, Due 10/3/01(1)                  GBP    2,750,000      1,993,750

---------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $2,750,000)                        1,993,750
---------------------------------------------------------------------------
                                                    WARRANTS       VALUE
---------------------------------------------------------------------------
WARRANTS - 0.1%
---------------------------------------------------------------------------
Atlantic Gulf Communities Corporation
     Warrants, Strike $5.75, Expire
     6/23/04(6)                                     413,556         16,542
PT Apac Centertex Corporation, Warrants,
     Strike IDR 1,000, Expire 7/14/01(6)    IDR   2,700,000         85,009
Vengold, Inc., Warrants, Strike $1.30,
     Expire 6/30/00(6)                      CAD   1,286,000         31,181
---------------------------------------------------------------------------
TOTAL WARRANTS (Cost $173,436)                                     132,732
---------------------------------------------------------------------------
                                                    OPTIONS           VALUE
---------------------------------------------------------------------------
OPTIONS - 0.1%
---------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd. Options,
    Strike SAR 6,000, Expire 7/31/01(6)     SAR        9,900         7,640
Normandy Mining, Ltd., Options, Strike
    AUD 2.50, Expire 4/30/01(6)             AUD    1,673,426        74,762
---------------------------------------------------------------------------
TOTAL OPTIONS (Cost $43,533)                                        82,402
---------------------------------------------------------------------------
DECEMBER 31, 1999           FOREIGN CURRENCY(2)     SHARES        VALUE
---------------------------------------------------------------------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.3%  (Cost $137,667,400)                $113,913,122
---------------------------------------------------------------------------

---------------------------------------------------------------------------
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT - 19.3%        22,333,358
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SECURITIES SOLD SHORT - (18.7%) (Proceeds $35,633,775)        (21,659,094)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 1.1%                                        1,323,512
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                     $115,910,898
---------------------------------------------------------------------------

                            See notes to Schedule of Investments on page 67.
  The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF SECURITIES SOLD SHORT -- THE CONTRARIAN FUND-TM-

DECEMBER 31, 1999           FOREIGN CURRENCY(2)    SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 18.7%
---------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.1%
AgriBioTech, Inc.                                   44,700    $    106,163
---------------------------------------------------------------------------
                                                                   106,163
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.2%
Source Information Management Company               12,000         201,000
---------------------------------------------------------------------------
                                                                   201,000
---------------------------------------------------------------------------
COMPUTER SERVICES - 3.8%
Acxiom Corporation                                  10,700         256,800
Intelligroup, Inc.                                  27,800         688,050
Sapient Corporation                                 24,800       3,495,250
---------------------------------------------------------------------------
                                                                 4,440,100
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.5%
Diversinet Corporation                               6,900         151,800
Sapiens International Corporation N.V.               4,800          78,900
Transactions Systems Architects, Inc.               52,800       1,478,400
---------------------------------------------------------------------------
                                                                 1,709,100
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 3.9%
Engineering Animation, Inc.                         21,570         188,738
InfoCure Corporation                                36,000       1,122,750
InteliData Technologies Corporation                159,100         661,259
Open Text Corporation                               75,900       1,366,200
QuadraMed Corporation                               42,700         372,291
TenFold Corporation                                 20,000         798,750
---------------------------------------------------------------------------
                                                                 4,509,988
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.8%
Action Performance Companies, Inc.                  55,200         634,800
French Fragrances, Inc.                             51,100         328,956
---------------------------------------------------------------------------
                                                                   963,756
---------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM
    INTEGRATION - 0.1%
LHS Group, Inc.                                      3,800          93,337
---------------------------------------------------------------------------
                                                                    93,337
---------------------------------------------------------------------------
ELECTRONICS - 0.6%
Lernout & Hauspie Speech Products NV                14,169         655,316
---------------------------------------------------------------------------
                                                                   655,316
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.6%
Solectron Corporation                                6,885         654,935
---------------------------------------------------------------------------
                                                                   654,935
---------------------------------------------------------------------------
FINANCIAL SERVICES - 1.2%
Delta Financial Corporation                        340,418       1,404,224
---------------------------------------------------------------------------
                                                                 1,404,224
---------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.3%
Pediatrix Medical Group, Inc.                       43,000         301,000
---------------------------------------------------------------------------
                                                                   301,000
---------------------------------------------------------------------------
INSURANCE - 0.9%
Conseco, Inc.                                       60,900       1,088,588
---------------------------------------------------------------------------
                                                                 1,088,588
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.3%
F5 Networks, Inc.                                    2,900         330,600
---------------------------------------------------------------------------
                                                                   330,600
---------------------------------------------------------------------------
MANUFACTURING - 1.1%
Zoltek Companies, Inc.                             146,300       1,261,838
---------------------------------------------------------------------------
                                                                 1,261,838
---------------------------------------------------------------------------
MEDICAL - INSTRUMENTS & DEVICES - 1.6%
Ventana Medical Systems, Inc.                       73,300       1,823,337
---------------------------------------------------------------------------
                                                                 1,823,337
---------------------------------------------------------------------------
MEDICAL SUPPLIES - 1.0%
Enzo Biochem, Inc.                                  25,385       1,143,912
---------------------------------------------------------------------------
                                                                 1,143,912
---------------------------------------------------------------------------
OFFICE EQUIPMENT - 0.5%
Xeikon N.V.  ADR                                    32,100         577,800
---------------------------------------------------------------------------
                                                                   577,800
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.3%
SmarTalk TeleServices, Inc.                         50,400              50
Talk.com, Inc.                                      22,200         394,050
---------------------------------------------------------------------------
                                                                   394,100
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $35,633,775)            $ 21,659,094
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                 RS FUNDS

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

DECEMBER 31, 1999           FOREIGN CURRENCY(2)    SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 88.3%
---------------------------------------------------------------------------
ADVERTISING - 0.4%
HA-LO Industries, Inc.                             150,000    $  1,125,000
---------------------------------------------------------------------------
                                                                 1,125,000
---------------------------------------------------------------------------
BEVERAGES - 0.6%
Todhunter International, Inc.                      197,800       1,804,925
---------------------------------------------------------------------------
                                                                 1,804,925
---------------------------------------------------------------------------
BIOTECHNOLOGY - 0.5%
Abgenix, Inc.                                       11,500       1,523,750
---------------------------------------------------------------------------
                                                                 1,523,750
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.2%
NTN Communications, Inc.                           115,000         431,250
TCI Satellite Entertainment, Inc.                   60,000         960,000
Wink Communications, Inc.                           35,900       2,156,244
---------------------------------------------------------------------------
                                                                 3,547,494
---------------------------------------------------------------------------
BUSINESS SERVICES - 1.6%
United Shipping & Technology, Inc.                 537,587       4,300,696
United Shipping & Technology, Inc.
    Restricted (4),(5)                             100,000         640,000
---------------------------------------------------------------------------
                                                                 4,940,696
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
Optimal Robotics Corporation                        30,000       1,117,500
Precision Response Corporation                       4,000          97,000
SITEL Corporation                                  350,000       2,450,000
Student Advantage, Inc.                             60,000       1,331,250
---------------------------------------------------------------------------
                                                                 4,995,750
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.4%
Brocade Communications Systems, Inc.                 7,300       1,292,100
Media 100, Inc.                                     70,000       1,850,625
Redback Networks, Inc.                               6,800       1,207,000
---------------------------------------------------------------------------
                                                                 4,349,725
---------------------------------------------------------------------------
COMPUTER SERVICES - 3.9%
ALPNET, Inc.                                       140,000         665,000
Ciber, Inc.                                         58,000       1,595,000
Intelligroup, Inc.                                  70,000       1,732,500
InterVoice-Brite, Inc.                              55,000       1,301,094
Metamor Worldwide, Inc.                             95,000       2,766,875
RSA Security, Inc.                                  13,000       1,007,500
VeriSign, Inc.                                      15,000       2,861,250
---------------------------------------------------------------------------
                                                                11,929,219
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 9.6%
Computer Associates International, Inc.(1)          75,000       5,245,313
Datastream Systems, Inc.                            77,000       1,891,312
Evolving Systems, Inc.                              50,000         425,000
Fast Search & Transfer ASA                  NOK     43,000       3,084,648
FileNET Corporation                                100,000       2,550,000
Inso Corporation                                   110,000       3,547,500
Pinnacle Systems, Inc.                              94,500       3,844,969
Portal Software, Inc.                               20,000       2,057,500
TeleComputing ASA                          NOK     51,400       2,565,030
The 3DO Company                                    232,500       2,114,297
Wind River Systems, Inc.                            50,000       1,837,500
---------------------------------------------------------------------------
                                                                29,163,069
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 4.2%
InfoNow Corporation                                182,500       3,011,250
JDA Software Group, Inc.                           107,500       1,760,312
Symantec Corporation                                20,000       1,172,500
TSI International Software, Ltd.                    30,000       1,698,750
Verity, Inc.                                       120,750       5,139,422
---------------------------------------------------------------------------
                                                                12,782,234
---------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 0.5%
Coachmen Industries, Inc.(1)                       100,000       1,512,500
---------------------------------------------------------------------------
                                                                 1,512,500
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.3%
American Eagle Outfitters, Inc.                     51,000       2,295,000
Charlotte Russe Holding, Inc.                       73,800       1,549,800
Hanover Direct, Inc.                               110,000         398,750
Krause's Furniture, Inc.                           304,900         876,587
Shop At Home, Inc.                                 318,200       3,162,112
Skymall, Inc.                                      108,500         800,187
Value City Department Stores, Inc.                  60,000         907,500
---------------------------------------------------------------------------
                                                                 9,989,936
---------------------------------------------------------------------------
DATA PROCESSING SERVICES - 0.7%
Intranet Solutions, Inc.                            60,000       2,220,000
---------------------------------------------------------------------------
                                                                 2,220,000
---------------------------------------------------------------------------
EDUCATION & TRAINING - 0.1%
Educational Video Conferencing, Inc.                13,700         277,425
---------------------------------------------------------------------------
                                                                   277,425
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.7%
Cymer, Inc.                                         30,000       1,380,000
Hitachi Ltd.(1)                                     15,000       2,428,125
Photon Dynamics, Inc.                               20,000         775,000
Sawtek, Inc.                                        52,500       3,494,531
---------------------------------------------------------------------------
                                                                 8,077,656
---------------------------------------------------------------------------
ENERGY - 1.4%
Ensign Resource Service Group, Inc.(1)      CAD     30,000         701,420
EOG Resources, Inc.(1)                              90,000       1,580,625
Independent Energy Holdings PLC ADR(3)              63,400       2,112,012
---------------------------------------------------------------------------
                                                                 4,394,057
---------------------------------------------------------------------------
ENERGY SERVICES - 6.3%
BJ Services Company                                 50,000       2,090,625
Bonus Resource Services Corporation         CAD    470,000         765,154
ENSCO International, Inc.(1)                        75,000       1,715,625
Global Marine, Inc.                                150,000       2,493,750
Marine Drilling Companies, Inc.                    100,000       2,243,750
Newpark Resources, Inc.                            150,000         918,750
R & B Falcon Corporation                           100,000       1,325,000


                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                         51

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND -- CONTINUED

DECEMBER 31, 1999           FOREIGN CURRENCY(2)    SHARES        VALUE
---------------------------------------------------------------------------
The Montana Power Company(1)                        87,200    $  3,144,650
UTI Energy Corporation                             100,000       2,306,250
Weatherford International, Inc.                     55,000       2,196,562
---------------------------------------------------------------------------
                                                                19,200,116
---------------------------------------------------------------------------
INDUSTRIAL - 1.7%
Cognex Corporation                                  46,200       1,801,800
Maverick Tube Corporation                           64,650       1,596,047
PRI Automation, Inc.                                26,300       1,765,387
---------------------------------------------------------------------------
                                                                 5,163,234
---------------------------------------------------------------------------
INSTRUMENTS - 0.4%
Newport Corporation(1)                              28,000       1,281,000
---------------------------------------------------------------------------
                                                                 1,281,000
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 15.7%
24/7 Media, Inc.                                    35,000       1,968,750
Art Technology Group, Inc.                          15,000       1,950,000
bamboo.com, Inc.                                   120,000       1,987,500
Billserv.com, Inc.                                  84,900         663,281
Billserv.com, Inc. Restricted(4,5)                 301,538       2,120,189
Clarent Corporation                                 25,000       1,943,750
Commtouch Software Ltd.                             57,500       2,792,344
Concentric Networking Corporation                  101,000       3,112,063
Covad Communications Group, Inc.                    30,000       1,678,125
Earthweb, Inc.                                      60,000       3,018,750
eGain Communications Corporation                    45,000       1,698,750
E-Stamp Corporation                                 21,300         473,925
Euro909.com A/S ADR(3)                             109,000       2,997,500
EuroWeb International Corporation                   60,000         693,750
Geoworks Corporation                                85,000       1,423,750
Internet Capital Group, Inc.                        13,000       2,210,000
Mpath Interactive, Inc.                             28,700         764,138
NBC Internet, Inc.                                  28,000       2,163,000
Network Solutions, Inc.                             17,000       3,698,563
PC-Tel, Inc.                                        62,000       3,255,000
WorldGate Communications, Inc.                      57,500       2,734,844
Ziff-Davis, Inc.                                   217,000       4,557,000
---------------------------------------------------------------------------
                                                                47,904,972
---------------------------------------------------------------------------
INTERNET COMMERCE - 1.7%
ShopNow.com, Inc.                                   45,000         852,187
Stamps.com, Inc.                                   104,000       4,329,000
---------------------------------------------------------------------------
                                                                 5,181,187
---------------------------------------------------------------------------
MACHINERY - 0.5%
Asyst Technologies, Inc.                            25,000       1,639,062
---------------------------------------------------------------------------
                                                                 1,639,062
---------------------------------------------------------------------------
MEDIA - 5.1%
LodgeNet Entertainment Corporation                 164,300       4,086,962
Network Event Theater, Inc.                         35,000       1,041,250
New Frontier Media, Inc.                           300,000       1,275,000
The Kushner-Locke Company, Inc.                    100,000         434,375
United GlobalCom, Inc., Class A                     57,000      $4,025,625
ValueVision International, Inc., Class A            80,000       4,585,000
---------------------------------------------------------------------------
                                                                15,448,212
---------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 2.2%
Bio-Technology General Corporation                  90,000       1,372,500
Enzon, Inc.                                         60,000       2,602,500
Novavax, Inc.                                      188,700       1,061,438
Protein Design Labs, Inc.                           25,000       1,750,000
---------------------------------------------------------------------------
                                                                 6,786,438
---------------------------------------------------------------------------
MEDICAL - INSTRUMENTS & DEVICES - 2.1%
Closure Medical Corporation                        100,000       1,287,500
Cyberonics, Inc.                                    40,000         637,500
Cytyc Corporation                                   55,000       3,358,438
Endocardial Solutions, Inc.                        129,750       1,135,313
---------------------------------------------------------------------------
                                                                 6,418,751
---------------------------------------------------------------------------
NETWORK SYSTEMS - 0.5%
Network Access Solutions Corporation                50,000       1,650,000
---------------------------------------------------------------------------
                                                                 1,650,000
---------------------------------------------------------------------------
PHARMACEUTICALS - 2.6%
DUSA Pharmaceuticals, Inc.                          58,500       1,667,250
Gilead Sciences, Inc.                               50,000       2,706,250
Neurocrine Biosciences, Inc.                       100,000       2,475,000
NPS Pharmaceuticals, Inc.                           75,000         918,750
---------------------------------------------------------------------------
                                                                 7,767,250
---------------------------------------------------------------------------
RESTAURANTS - 0.5%
Steakhouse Partners, Inc.                          240,800       1,459,850
---------------------------------------------------------------------------
                                                                 1,459,850
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTs - 1.7%
General Semiconductor, Inc.                         75,000       1,064,063
LTX Corporation                                     60,000       1,342,500
Oak Technology, Inc.                               300,000       2,831,250
---------------------------------------------------------------------------
                                                                 5,237,813
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.0%
Primus Telecommunications Group, Inc.              241,500       9,237,375
---------------------------------------------------------------------------
                                                                 9,237,375
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.0%
Advanced Radio Telecom Corporation                  57,400       1,377,600
Aware, Inc.                                         25,000         909,375
Carrier Access Corporation                          45,000       3,029,063
Digital Microwave Corporation                       75,000       1,757,813
General Motors Corporation, Class H                 20,000       1,920,000
SeaChange International, Inc.                       60,000       2,122,500
Sycamore Networks, Inc.                              3,000         924,000
---------------------------------------------------------------------------
                                                                12,040,351
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 6.6%
American Mobile Satellite Corporation              138,900       2,925,581
BroadWing, Inc.(1)                                  50,000       1,843,750
DSET Corporation                                    70,000       2,616,250

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.


52

                                                                 RS FUNDS

DECEMBER 31, 1999           FOREIGN CURRENCY(2)    SHARES        VALUE
---------------------------------------------------------------------------
FiberNet Telecom Group, Inc.                        32,400    $    490,050
General Magic, Inc.                                 81,200         314,650
MRV Communications, Inc.                            60,000       3,772,500
Startec Global Communications Corporation          253,300       5,414,288
Startec Global Communications Corporation
     Private Placement(4,5)                         40,000         684,000
Tele1 Europe AB                             NOK     10,000       2,120,891
---------------------------------------------------------------------------
                                                                20,181,960
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $188,277,302)                        269,231,007
---------------------------------------------------------------------------
                                                     SHARES        VALUE
---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.4%
---------------------------------------------------------------------------
COAL - 0.2%
Westmoreland Coal, Inc., 8.50%, Series A            44,000         695,750
---------------------------------------------------------------------------
                                                                   695,750
---------------------------------------------------------------------------
ENERGY - 0.1%
Contour Energy Company, $2.625 Series              100,000         187,500
---------------------------------------------------------------------------
                                                                   187,500
---------------------------------------------------------------------------
TRANSPORTATION - 0.1%
Trans World Airlines, Inc. 8%(1)                    27,000         300,375
---------------------------------------------------------------------------
                                                                   300,375
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,480,120)             1,183,625
---------------------------------------------------------------------------
                                                   WARRANTS        VALUE
---------------------------------------------------------------------------
WARRANTS - 0.6%
---------------------------------------------------------------------------
Billserv.com, Inc. Warrants, Restricted,
    Strike $3.75, Expire 10/15/02(4,5,6)           301,538       1,677,127
Novavax, Inc. Warrants, Strike $3.75,
    Expire 4/13/02(4,6)                             40,000         111,387
---------------------------------------------------------------------------
TOTAL WARRANTS (Cost $438,393)                                   1,788,514
---------------------------------------------------------------------------
                                                  CONTRACTS         VALUE
---------------------------------------------------------------------------
CALL OPTIONS - 0.1%
---------------------------------------------------------------------------
Oil Service Index, Strike 85,
    Expire 01/22/00(6)                                 650         329,063
The Philadelphia Oil Service Sector Index,
    Strike 80, Expire 1/22/00(6)                       100          67,500
---------------------------------------------------------------------------
TOTAL CALL OPTIONS (Cost $330,375)                                 396,563
---------------------------------------------------------------------------

---------------------------------------------------------------------------
PUT OPTIONS - 0.4%
---------------------------------------------------------------------------
S&P 500 Index, Strike 1440, Expire 01/22/00(6)         200         350,000
S&P 500 Index, Strike 1450, Expire 01/22/00(6)         200         440,000
S&P 500 Index, Strike 1460, Expire 01/22/00(6)         175         402,500

---------------------------------------------------------------------------
TOTAL PUT OPTIONS (Cost $1,244,225)                              1,192,500
---------------------------------------------------------------------------
December 31, 1999                                                  VALUE
---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.0%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                $ 15,175,912
Temporary Investment Fund                                       15,175,912
---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $30,351,824)                 30,351,824
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%  (Cost $222,122,239)                 304,144,033
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 0.2%                                           602,066
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                     $304,746,099
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND

DECEMBER 31, 1999                                  SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 96.4%
---------------------------------------------------------------------------
ADVERTISING - 0.9%
Lamar Advertising Company                          306,050   $  18,535,153
TMP Worldwide, Inc.                                102,600      14,569,200
---------------------------------------------------------------------------
                                                                33,104,353
---------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
Abgenix, Inc.                                      246,500      32,661,250
---------------------------------------------------------------------------
                                                                32,661,250
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 6.8%
AMFM, Inc.                                         275,654      21,569,925
Citadel Communications Corporation                 415,350      26,945,831
Classic Communications, Inc.                         2,600          95,062
Cox Radio, Inc., Class A                           239,700      23,910,075
Cumulus Media, Inc., Class A                       372,100      18,884,075
Emmis Communications Corporation, Class A          326,400      40,682,700
EnterCom Communications Corporation                482,300      31,831,800
Hispanic Broadcasting Corporation                  211,500      19,504,266
Infinity Broadcasting Corporation                  872,725      31,581,736
Spanish Broadcasting System, Inc.                  603,900      24,306,975
XM Satellite Radio Holdings, Inc.                  122,700       4,677,937
---------------------------------------------------------------------------
                                                               243,990,382
---------------------------------------------------------------------------
BUSINESS SERVICES - 0.1%
@plan.Inc.                                          62,500         617,187
On Assignment, Inc.                                132,400       3,955,450
---------------------------------------------------------------------------
                                                                 4,572,637
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.8%
eBenX, Inc.                                         52,000       2,353,000
MemberWorks, Inc.                                  161,600       5,363,100
Precision Response Corporation                     150,800       3,656,900
Student Advantage, Inc.                            458,400      10,170,750
TeleTech Holdings, Inc.                            250,800       8,452,744
---------------------------------------------------------------------------
                                                                29,996,494
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.2%
Research in Motion, Ltd.                           122,100       5,639,494
---------------------------------------------------------------------------
                                                                 5,639,494
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 3.1%
Brocade Communications Systems, Inc.               188,000      33,276,000
Immersion Corporation                              200,000       7,675,000
M-Systems Flash Disk Pioneers, Ltd.                166,000       5,457,250
NetScout Systems, Inc.                              38,800       1,202,800
Redback Networks, Inc.                             164,700      29,234,250
SanDisk Corporation                                 12,300       1,183,875
Silicon Storage Technology, Inc.                   190,800       7,870,500
VERITAS Software Corporation                       180,150      25,783,969
---------------------------------------------------------------------------
                                                               111,683,644
---------------------------------------------------------------------------
COMPUTER SERVICES - 3.2%
Acxiom Corporation                                 811,000      19,464,000
Answerthink Consulting Group, Inc.                 175,100       5,997,175
CheckFree Holdings Corporation                     174,100      18,193,450
McAfee.com Corporation                               6,550         294,750
PSW Technologies, Inc.                             260,100       5,185,744
RSA Security, Inc.                                 301,900      23,397,250
Sapient Corporation                                170,100      23,973,469
Segue Software, Inc.                               121,700       3,042,500
Tanning Technology Corporation                     115,600      $6,813,175
The BISYS Group, Inc.                              125,000       8,156,250
---------------------------------------------------------------------------
                                                               114,517,763
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 13.0%
Accrue Software, Inc.                              205,800      11,138,925
Active Software, Inc.                              203,700      18,740,400
Aspect Development, Inc.                           558,200      38,236,700
Brio Technology, Inc.                              349,800      14,691,600
Broadbase Software, Inc.                           141,000      15,862,500
Business Objects S.A., ADR                         279,400      37,334,825
Concentric Networking Corporation                  476,300      14,675,994
Cysive, Inc.                                       199,600      14,383,675
Digex, Inc.                                        249,250      17,135,937
Electronic Arts, Inc.                              165,000      13,860,000
Exchange Applications, Inc.                        555,300      31,027,387
FileNET Corporation                                640,100      16,322,550
HNC Software, Inc.                                 230,900      24,417,675
Informatica Corporation                             59,300       6,308,037
Interactive Intelligence, Inc.                     420,650      11,199,806
IXnet, Inc.                                        150,000       4,518,750
J.D. Edwards & Company                             225,000       6,721,875
Legato Systems, Inc.                               356,200      24,511,012
Macromedia, Inc.                                   289,300      21,155,062
Macrovision Corporation                            124,000       9,176,000
NetIQ Corporation                                  278,650      14,507,216
OnDisplay, Inc.                                      8,400         763,350
Pinnacle Holdings, Inc.                            377,400      15,992,325
Pivotal Corporation                                115,500       4,879,875
RAVISENT Technologies, Inc.                         25,000         960,937
Sagent Technology, Inc.                            609,600      18,249,900
Scientific Learning Corporation                    294,150      10,736,475
Siebel Systems, Inc.                               265,000      22,260,000
TIBCO Software, Inc.                                67,000      10,251,000
VA Linux Systems, Inc.                               8,700       1,797,637
Verity, Inc.                                        71,600       3,047,475
Vitria Technology, Inc.                             41,050       9,605,700
---------------------------------------------------------------------------
                                                               464,470,600
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 8.2%
Advent Software, Inc.                              195,825      12,618,473
BEA Systems, Inc.                                1,984,000     138,756,000
Check Point Software Technologies, Ltd.            235,900      46,885,125
ISS Group, Inc.                                    482,200      34,296,475
Mercury Interactive Corporation                    227,600      24,566,575
Netegrity, Inc.                                    377,300      21,482,519
TSI International Software, Ltd.                   274,200      15,526,575
---------------------------------------------------------------------------
                                                               294,131,742
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.6%
99 Cents Only Stores                               257,700       9,857,025
Abercrombie & Fitch Company                        200,000       5,337,500
American Eagle Outfitters, Inc.                    300,000      13,500,000
Bed, Bath & Beyond, Inc.                           479,300      16,655,675
Factory 2-U Stores, Inc.                           312,700       8,872,862
Linens 'n Things, Inc.                             149,800       4,437,825
---------------------------------------------------------------------------
                                                                58,660,887
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

54

                                                                   RS FUNDS

DECEMBER 31, 1999                                    SHARES        VALUE
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.6%
Dionex Corporation                                  50,000    $  2,059,375
Integrated Device Technology, Inc.                 637,500      18,487,500
Power Integrations, Inc.                           687,400      32,952,237
Sanmina Corporation                                115,000      11,485,625
Sawtek, Inc.                                       412,800      27,477,000
---------------------------------------------------------------------------
                                                                92,461,737
---------------------------------------------------------------------------
ENERGY - 0.3%
Calpine Corporation                                175,000      11,200,000
---------------------------------------------------------------------------
                                                                11,200,000
---------------------------------------------------------------------------
ENERGY SERVICES - 0.3%
BJ Services Company                                150,000       6,271,875
Noble Drilling Corporation                         125,000       4,093,750
---------------------------------------------------------------------------
                                                                10,365,625
---------------------------------------------------------------------------
FINANCIAL SERVICES - 3.6%
Ameritrade Holding Corporation, Class A            350,000       7,590,625
E-LOAN, Inc.                                       522,400       8,489,000
Financial Federal Corporation                      364,100       8,306,031
Fiserv, Inc.                                       150,000       5,746,875
Knight/Trimark Group, Inc.                       1,597,900      73,503,400
Legg Mason, Inc.(1)                                 50,000       1,812,500
MBNA Corporation(1)                                232,100       6,324,725
SEI Investments Company(1)                          98,900      11,770,645
Web Street, Inc.                                   457,550       5,662,181
---------------------------------------------------------------------------
                                                               129,205,982
---------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.1%
Allscripts, Inc.                                   100,000       4,400,000
---------------------------------------------------------------------------
                                                                 4,400,000
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 21.2%
24/7 Media, Inc.                                   730,000      41,062,500
About.com, Inc.                                    171,400      15,383,150
AGENCY.COM, Inc.                                     4,350         221,850
AppliedTheory Corporation                          254,700       7,067,925
Autoweb.com, Inc.                                  440,200       4,787,175
Bluestone Software, Inc.                           138,800      15,962,000
BroadVision, Inc.                                  159,600      27,141,975
C-bridge Internet Solutions, Inc.                   22,250       1,081,906
Clarent Corporation                                289,100      22,477,525
CMGI, Inc.                                          32,600       9,026,125
CNet, Inc.                                         200,000      11,350,000
Critical Path, Inc.                                 50,000       4,718,750
DoubleClick, Inc.                                   85,100      21,535,619
DSL. net, Inc.                                     317,400       4,582,462
eCollege.com, Inc.                                  17,650         193,047
eGain Communications Corporation                    83,600       3,155,900
Egreetings Network, Inc.                             5,450          55,181
El Sitio, Inc.                                      54,200       1,991,850
eSPEED, Inc.                                       439,200      15,619,050
Flycast Communications Corporation                  50,000       6,496,875
GRIC Communications, Inc.                           42,950       1,089,856
HomeStore.com, Inc.                                146,600      10,885,050
HotJobs.com, Ltd.                                  570,600      24,928,087
Internap Network Services Corporation              167,300      28,942,900
Intraware, Inc.                                    272,200      21,503,800
ITXC Corporation                                   368,850     $12,402,581
Lifeminders.com, Inc.                              200,000      11,550,000
Liquid Audio, Inc.                                 420,150      11,028,937
Lycos, Inc.                                        300,000      23,868,750
Mediaplex, Inc.                                      7,700         483,175
MedicaLogic, Inc.                                    4,800         100,800
Medscape, Inc.                                     148,950       1,489,500
Multex.com, Inc.                                   165,700       6,234,462
MyPoints.com, Inc.                                 105,400       7,799,600
National Information Consortium, Inc.              284,150       9,092,800
NaviSite, Inc.                                     125,850      12,585,000
NBC Internet, Inc.                                 399,800      30,884,550
Netcentives, Inc.                                  209,900      13,079,394
NetCreations, Inc.                                  50,800       2,235,200
Netopia, Inc.                                      716,650      38,923,053
Network Solutions, Inc.                            327,500      71,251,719
pcOrder.com, Inc.                                  274,000      13,974,000
PC-Tel, Inc.                                        24,400       1,281,000
Primus Knowledge Solutions, Inc.                   402,000      18,215,625
Proxicom, Inc.                                     346,600      43,086,712
PSINet, Inc.                                       263,000      16,240,250
Ramp Networks, Inc.                                180,000       2,745,000
RealNetworks, Inc.                                 156,000      18,768,750
Scient Corporation                                 266,800      23,061,525
Silknet Software, Inc.                             158,600      26,287,950
Software.com, Inc.                                 115,400      11,078,400
SonicWALL, Inc.                                      9,550         384,387
The Knot, Inc.                                       3,500          29,531
Verio, Inc.                                        254,600      11,759,337
Viant Corporation                                   73,250       7,251,750
Webstakes.com, Inc.                                205,600       4,060,600
Xpedior, Inc.                                       19,150         550,563
Yesmail.com, Inc.                                  172,100       5,819,131
---------------------------------------------------------------------------
                                                               758,864,590
---------------------------------------------------------------------------
INTERNET COMMERCE - 2.5%
Covad Communications Group, Inc.                   448,200      25,071,188
CyberSource Corporation                            159,300       8,243,775
Expedia, Inc., Class A                             196,200       6,867,000
Fogdog, Inc.                                         6,000          57,000
FreeMarkets, Inc.                                    2,600         887,413
GoTo.com, Inc.                                     162,250       9,532,188
MotherNature.com, Inc.                              41,350         302,372
Sportsline USA, Inc.                               131,100       6,571,388
Stamps.com, Inc.                                   201,500       8,387,437
Vignette Corporation                               134,800      21,972,400
VitaminShoppe.com, Inc.                             62,000         565,750
---------------------------------------------------------------------------
                                                                88,457,911
---------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 0.2%
Affiliated Managers Group, Inc.                     40,000       1,617,500
Waddell & Reed Financial, Inc.(1)                  256,100       6,946,712
---------------------------------------------------------------------------
                                                                 8,564,212
---------------------------------------------------------------------------
MEDIA - 1.9%
Gemstar International Group, Ltd.                  231,400      16,487,250
UnitedGlobalCom, Inc., Class A                     239,000      16,879,375

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.


                                                                         55

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND -- CONTINUED

DECEMBER 31, 1999                                  SHARES        VALUE
---------------------------------------------------------------------------
Univision Communications, Inc.                     261,200    $ 26,691,375
Valuevision International, Inc., Class A           154,100       8,831,856
---------------------------------------------------------------------------
                                                                68,889,856
---------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 0.7%
Cell Genesys, Inc.                                 100,000       1,281,250
Maxygen, Inc.                                        3,600         255,600
Millennium Pharmaceuticals, Inc.                    73,289       8,941,258
Protein Design Labs, Inc.                          168,600      11,802,000
Visible Genetics, Inc.                              30,000         900,000
---------------------------------------------------------------------------
                                                                23,180,108
---------------------------------------------------------------------------
MEDICAL - INSTRUMENTS & DEVICES - 1.2%
Biomatrix, Inc.                                    359,500       6,920,375
Cytyc Corporation                                  417,300      25,481,381
ResMed, Inc.                                       208,300       8,696,525
VISX, Inc.                                          50,000       2,587,500
---------------------------------------------------------------------------
                                                                43,685,781
---------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 2.4%
Cobalt Networks, Inc.                               12,800       1,387,200
Extreme Networks, Inc.                             221,450      18,491,075
Foundry Networks, Inc.                              13,050       3,937,022
Juniper Networks, Inc.                              45,600      15,504,000
MMC Networks, Inc.                                 359,400      12,354,375
Network Appliance, Inc.                            425,000      35,301,563
---------------------------------------------------------------------------
                                                                86,975,235
---------------------------------------------------------------------------
PHARMACEUTICALS - 1.7%
Anesta Corporation                                  47,500         816,406
Cephalon, Inc.                                     300,000      10,368,750
Dusa Pharmaceuticals, Inc.                         175,700       5,007,450
Medarex, Inc.                                      391,000      14,564,750
Medicis Pharmaceutical Corporation, Class A        100,000       4,256,250
Pharmacyclics, Inc.                                 70,500       2,908,125
Progenics Pharmaceuticals, Inc.                    100,000       4,887,500
QLT PhotoTherapeutics, Inc.                        300,000      17,625,000
Tularik, Inc.                                        2,000          64,750
---------------------------------------------------------------------------
                                                                60,498,981
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 5.0%
Applied Micro Circuits Corporation                  38,096       4,847,716
Caliper Technologies Corporation                     3,250         216,938
Conexant Systems, Inc.                             353,800      23,483,475
Cree Research, Inc.                                297,600      25,407,600
Globespan, Inc.                                    150,000       9,768,750
Lattice Semiconductor Corporation                  233,500      11,003,688
LTX Corporation                                    291,000       6,511,125
Metalink, Ltd.                                      14,300         291,363
MIPS Technologies, Inc.                            174,100       9,053,200
PMC-Sierra, Inc.                                    87,800      14,075,438
QLogic Corporation                                 178,700      28,569,663
Silicon Image, Inc.                                115,000       8,057,188
Taiwan Semiconductor Manufacturing Co., Ltd.       493,133      22,190,985
TranSwitch Corporation                             159,900      11,602,744
Zoran Corporation                                   66,950       3,732,463
---------------------------------------------------------------------------
                                                               178,812,336
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.2%
AirGate PCS, Inc.                                   67,500       3,560,625
Crown Castle International Corporation             506,300      16,264,888
EchoStar Communications Corporation                495,200     $48,282,000
Metromedia Fiber Network, Inc., Class A            233,400      11,188,613
Nextel Communications, Inc.                         25,000       2,578,125
Primus Telecommunications Group, Inc.              488,000      18,666,000
Tritel, Inc.                                         5,150         163,191
Triton PCS Holdings, Inc., Class A                 262,450      11,941,475
---------------------------------------------------------------------------
                                                               112,644,917
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 6.9%
Advanced Fibre Communications, Inc.                400,000      17,875,000
Airnet Communications Corporation                    1,850          67,294
American Tower Corporation, Class A                172,700       5,278,144
Aware, Inc.                                        544,500      19,806,188
Digital Lightwave, Inc.                            277,300      17,747,200
Ditech Communications Corporation                  225,850      21,116,975
E-Tek Dynamics, Inc.                               439,100      59,113,838
Efficient Networks, Inc.                           219,400      14,919,200
Gilat Satellite Networks Ltd.                      289,700      34,401,875
Orckit Communications, Ltd.                        461,700      15,842,081
RF Micro Devices, Inc.                             112,700       7,712,906
Sycamore Networks, Inc.                            103,300      31,816,400
---------------------------------------------------------------------------
                                                               245,697,101
---------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.7%
Allegiance Telecom, Inc.                           220,600      20,350,350
Copper Mountain Networks, Inc.                     200,000       9,750,000
iBasis, Inc.                                        22,100         635,375
Infonet Services Corporation                        25,550         670,688
Korea Thrunet Co., Ltd.                              3,850         261,319
McLeodUSA, Inc.                                    239,600      14,106,450
Pac-West Telecomm, Inc.                             13,650         361,725
PanAmSat Corporation                               125,600       7,457,500
Powerwave Technologies, Inc.                       242,500      14,155,938
Teligent, Inc., Class A                            157,900       9,750,325
Viatel, Inc.                                       260,600      13,974,675
Z-Tel Technologies, Inc.                           125,250       5,056,969
---------------------------------------------------------------------------
                                                                96,531,314
---------------------------------------------------------------------------
TRANSPORTATION - 0.6%
Forward Air Corporation                            490,700      21,284,113
---------------------------------------------------------------------------
                                                                21,284,113
---------------------------------------------------------------------------
TRAVEL SERVICES - 0.5%
Four Seasons Hotels, Inc.(1)                       320,300      17,055,975
---------------------------------------------------------------------------
                                                                17,055,975
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,969,240,580)                    3,452,205,020
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.9%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                  51,736,131
Temporary Investment Fund                                       51,736,131

---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $103,472,262)               103,472,262
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.3% (Cost $2,072,712,842)              3,555,677,282
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, Net - 0.7%                                        23,942,252
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                   $3,579,619,534
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                   RS FUNDS

SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

DECEMBER 31, 1999        FOREIGN CURRENCY(2)        SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 99.6%
---------------------------------------------------------------------------
ALUMINUM - 4.4%
MAXXAM, Inc.                                        23,400    $  1,003,275
---------------------------------------------------------------------------
                                                                 1,003,275
---------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 3.5%
EdperBrascan Corporation(1)                 CAD     60,000         793,904
---------------------------------------------------------------------------
                                                                   793,904
---------------------------------------------------------------------------
ENERGY - 59.4%
Anderson Exploration, Ltd.                  CAD    116,700       1,394,579
Bellwether Exploration Company                      40,000         192,500
Berkley Petroleum Corporation               CAD    100,000         876,342
Calahoo Petroleum, Ltd.                     CAD    633,333         833,622
Compton Petroleum Corporation               CAD    450,000         748,182
Cypress Energy, Inc., Class A               CAD     40,000         169,034
Devon Energy Corporation(1)                         25,000         821,875
EEX Corporation                                     70,000         205,625
Elk Point Resources, Inc.                   CAD    161,800         437,146
Encal Energy, Ltd.                          CAD    309,000       1,412,816
EOG Resources, Inc.(1)                              40,000         702,500
Hugoton Royalty Trust(1)                            30,000         243,750
Oiltec Resources, Ltd.                      CAD  1,730,000       1,078,628
Pennaco Energy, Inc.                                40,000         320,000
Place Resources Corporation                 CAD    642,100       1,423,429
Richland Petroleum Corporation              CAD    400,000         997,575
The Coastal Corporation(1)                          17,500         620,156
Titan Exploration, Inc.                            181,500         986,906
Vermilion Resources, Ltd.                   CAD     35,000         107,897
---------------------------------------------------------------------------
                                                                13,572,562
---------------------------------------------------------------------------
ENERGY SERVICES - 5.1%
Bowridge Resource Group, Inc.(1)            CAD    361,000         137,548
Shaw Industries, Ltd., Class A(1)           CAD    112,700       1,022,771
---------------------------------------------------------------------------
                                                                 1,160,319
---------------------------------------------------------------------------
FOOD - 5.9%
Fresh Del Monte Produce, Inc.                      150,000       1,350,000
---------------------------------------------------------------------------
                                                                 1,350,000
---------------------------------------------------------------------------
GOLD MINING - 0.1%
St. Jude Resources, Ltd.                    CAD     69,500          24,073
St. Jude Resources, Ltd.(4)                 CAD      7,000           2,425
---------------------------------------------------------------------------
                                                                    26,498
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 14.5%
Alliance Forest Products, Inc.              CAD    104,000       1,228,403
Canfor Corporation(1)                       CAD    115,000       1,346,380
Nexfor, Inc.(1)                             CAD    125,000         727,399
---------------------------------------------------------------------------
                                                                 3,302,182
---------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals, Ltd., Restricted(4),(5)          203,624          30,136
---------------------------------------------------------------------------
                                                                    30,136
---------------------------------------------------------------------------
REAL ESTATE - 5.4%
Brookfield Properties Corporation(1)        CAD    117,700       1,235,300
---------------------------------------------------------------------------
                                                                 1,235,300
---------------------------------------------------------------------------
UTILITIES/PIPELINES - 1.2%
Western Gas Resources, Inc.(1)                       20,000    $   263,750
---------------------------------------------------------------------------
                                                                   263,750
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $23,808,892)                          22,737,926
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6% (Cost $23,808,892)                    22,737,926
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, Net - 0.4%                                            80,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $22,817,926
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.


                                                                         57

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND-Registered Trademark-

DECEMBER 31, 1999                                  SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 98.0%
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
Cisco Systems, Inc.                                157,714    $ 16,895,112
---------------------------------------------------------------------------
                                                                16,895,112
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 9.3%
Applied Materials, Inc.                             91,800      11,629,912
EMC Corporation                                    108,400      11,842,700
Gateway, Inc.                                      130,000       9,368,125
---------------------------------------------------------------------------
                                                                32,840,737
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 9.4%
BMC Software, Inc.                                  47,000       3,757,062
Legato Systems, Inc.                               130,000       8,945,625
Microsoft Corporation                              130,000      15,177,500
Oracle Corporation                                  50,000       5,603,125
---------------------------------------------------------------------------
                                                                33,483,312
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 3.9%
Intuit, Inc.                                       178,000      10,668,875
Sun Microsystems, Inc.                              42,000       3,252,375
---------------------------------------------------------------------------
                                                                13,921,250
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.0%
CDW Computer Centers, Inc.                          45,000       3,538,125
---------------------------------------------------------------------------
                                                                 3,538,125
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 8.7%
Flextronics International, Ltd.                     72,000       3,312,000
Linear Technology Corporation(1)                    45,000       3,220,313
Solectron Corporation                               94,400       8,979,800
Teradyne, Inc.                                     234,000      15,444,000
---------------------------------------------------------------------------
                                                                30,956,113
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 9.6%
America Online, Inc.                               202,200      15,253,462
DoubleClick, Inc.                                   31,000       7,844,938
Yahoo!, Inc.                                        25,000      10,817,188
---------------------------------------------------------------------------
                                                                33,915,588
---------------------------------------------------------------------------
INTERNET COMMERCE - 1.4%
Amazon.com, Inc.                                    67,000       5,100,375
---------------------------------------------------------------------------
                                                                 5,100,375
---------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 2.2%
Charles Schwab Corporation(1)                      200,000       7,675,000
---------------------------------------------------------------------------
                                                                 7,675,000
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 25.4%
Altera Corporation                                  86,800       4,302,025
Applied Micro Circuits Corporation                  46,000       5,853,500
Atmel Corporation                                  200,000       5,912,500
Intel Corporation(1)                               142,366      11,718,501
KLA-Tencor Corporation                              59,000       6,571,125
Lam Research Corporation                            75,000       8,367,188
LSI Logic Corporation                               59,684       4,028,670
Micron Technology, Inc.                             79,000       6,142,250
Motorola, Inc.(1)                                   48,000       7,068,000
Novellus Systems, Inc.                             109,043      13,361,175
Texas Instruments, Inc.(1)                          51,162       4,956,319
Xilinx, Inc.                                       257,000      11,685,469
---------------------------------------------------------------------------
                                                                89,966,722
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 16.7%
JDS Uniphase Corporation                           160,000      25,810,000
Lucent Technologies, Inc.(1)                        45,750       3,422,672
Nortel Networks Corporation(1)                      89,000       8,989,000
QUALCOMM, Inc.                                     120,000      21,150,000
---------------------------------------------------------------------------
                                                                59,371,672
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.6%
MCI WorldCom, Inc.                                  82,950       4,401,534
Nokia Corporation ADR(1),(3)                        80,800      15,352,000
---------------------------------------------------------------------------
                                                                19,753,534
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $134,029,334)                        347,417,540
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.6%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                   2,838,862
Temporary Investment Fund                                        2,838,863
---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,677,725)                   5,677,725
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6% (Cost $139,707,059)                  353,095,265
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 0.4%                                         1,540,587
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                    $ 354,635,852
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                   RS FUNDS

SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND-TM-

DECEMBER 31, 1999                                   SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 94.9%
---------------------------------------------------------------------------
ADVERTISING - 1.6%
Lamar Advertising Company                           18,100    $  1,096,181
TMP Worldwide, Inc.                                  4,000         568,000
---------------------------------------------------------------------------
                                                                 1,664,181
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 3.2%
AMFM, Inc.                                          16,800       1,314,600
Emmis Communications Corporation, Class A            2,500         311,602
EnterCom Communications Corporation                 15,300       1,009,800
Infinity Broadcasting Corporation                   19,800         716,512
---------------------------------------------------------------------------
                                                                 3,352,514
---------------------------------------------------------------------------
BUSINESS SERVICES - 1.4%
Diamond Technology Partners, Inc.                   16,500       1,417,969
---------------------------------------------------------------------------
                                                                 1,417,969
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.3%
eBenX, Inc.                                             50           2,262
MemberWorks, Inc.                                   27,800         922,612
Student Advantage, Inc.                             18,500         410,469
---------------------------------------------------------------------------
                                                                 1,335,343
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 4.1%
Brocade Communications Systems, Inc.                 9,700       1,716,900
Integral Systems, Inc.                              13,500         595,687
Redback Networks, Inc.                               6,200       1,100,500
VERITAS Software Corporation                         6,000         858,750
---------------------------------------------------------------------------
                                                                 4,271,837
---------------------------------------------------------------------------
COMPUTER SERVICES - 7.2%
CheckFree Holdings Corporation                       7,000         731,500
PSW Technologies, Inc.                              22,100         440,619
RSA Security, Inc.                                   3,800         294,500
Sapient Corporation                                  8,500       1,197,969
Segue Software, Inc.                                30,100         752,500
Tanning Technology Corporation                       4,000         235,750
VeriSign, Inc.                                      20,000       3,815,000
---------------------------------------------------------------------------
                                                                 7,467,838
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 15.6%
Active Software, Inc.                               16,000       1,472,000
Activision, Inc.                                    50,200         768,687
Aspect Development, Inc.                            18,300       1,253,550
Business Objects S.A. ADR(3)                         5,400         721,575
Broadbase Software, Inc.                             4,700         528,750
Cysive, Inc.                                        25,000       1,801,562
Digex, Inc.                                         19,900       1,368,125
E.piphany, Inc.                                      2,000         446,250
Exchange Applications, Inc.                         12,600         704,025
FileNET Corporation                                 33,600         856,800
Macromedia, Inc.                                     5,100         372,937
NetIQ Corporation                                   27,750       1,444,734
Pinnacle Holdings, Inc.                             25,000       1,059,375
Portal Software, Inc.                                7,700         792,137
Siebel Systems, Inc.                                 8,700         730,800
TIBCO Software, Inc.                                 8,500       1,300,500
Vitria Technology, Inc.                              2,200         514,800
---------------------------------------------------------------------------
                                                                16,136,607
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 4.0%
BEA Systems, Inc.                                   29,000       2,028,187
Check Point Software Technologies, Ltd.              5,000         993,750
Silverstream Software, Inc.                          9,600       1,142,400
---------------------------------------------------------------------------
                                                                 4,164,337
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.6%
SkyMall, Inc.                                       80,000         590,000
---------------------------------------------------------------------------
                                                                   590,000
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.3%
Integrated Device Technology, Inc.                  23,100         669,900
Power Integrations, Inc.                            15,100         723,856
---------------------------------------------------------------------------
                                                                 1,393,756
---------------------------------------------------------------------------
FINANCIAL SERVICES - 3.6%
E*TRADE Group, Inc.                                 28,200         736,725
Knight/Trimark Group, Inc.                          37,300       1,715,800
NextCard, Inc.                                      44,100       1,273,388
---------------------------------------------------------------------------
                                                                 3,725,913
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 30.7%
24/7 Media, Inc.                                    16,500         928,125
About.com, Inc.                                     14,500       1,301,375
America Online, Inc.                                10,700         807,181
Audible, Inc.                                       65,900         988,500
Autoweb.com, Inc.                                  111,000       1,207,125
BroadVision, Inc.                                    6,500       1,105,406
C-bridge Internet Solutions, Inc.                      100           4,862
CMGI, Inc.                                           4,000       1,107,500
CNET, Inc.                                          16,100         913,675
Covad Communications Group, Inc.                     7,800         436,313
Critical Path, Inc.                                  6,900         651,188
DoubleClick, Inc.                                    4,200       1,062,863
drkoop.com, Inc.                                    25,000         296,875
DSL.net, Inc.                                       28,300         408,581
Earthlink Network, Inc.                             17,600         748,000
El Sitio, Inc.                                         100           3,675
eSPEED, Inc., Class A                               11,450         407,191
Euro909.com A/S ADR(3)                              20,000         550,000
Exodus Communications, Inc.                          5,200         461,825
go.com                                              31,500         750,094
Internap Network Services Corporation                6,200       1,072,600
ITXC Corporation                                    15,600         524,550
Liquid Audio, Inc.                                  21,550         565,688
Loislaw.com, Inc.                                   32,200       1,259,825
Lycos, Inc.                                          9,900         787,669
Mpath Interactive, Inc.                             29,600         788,100
Multex.com, Inc.                                    22,800         857,850

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                         59

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND-TM- -- CONTINUED


DECEMBER 31, 1999                                    SHARES        VALUE
---------------------------------------------------------------------------
NetCreations, Inc.                                  12,100    $    532,400
Netopia, Inc.                                       19,600       1,064,525
Network Solutions, Inc.                              7,400       1,609,963
pcOrder.com, Inc.                                    3,200         163,200
RealNetworks, Inc.                                   1,800         216,563
Scient Corporation                                   3,800         328,463
Silknet Software, Inc.                               4,500         745,875
SportsLine.com, Inc.                                13,800         691,725
VerticalNet, Inc.                                   20,000       3,280,000
Viant Corporation                                    5,500         544,500
Vignette Corporation                                 2,700         440,100
Yahoo!, Inc.                                         5,000       2,163,438
---------------------------------------------------------------------------
                                                                31,777,388
---------------------------------------------------------------------------
INTERNET COMMERCE - 0.5%
MotherNature.com, Inc.                              25,450         186,103
Stamps.com, Inc.                                     7,200         299,700
---------------------------------------------------------------------------
                                                                   485,803
---------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 0.1%
Charles Schwab Corporation(1)                        3,900         149,663
---------------------------------------------------------------------------
                                                                   149,663
---------------------------------------------------------------------------
MEDIA - 1.9%
CBS Corporation                                     11,600         741,675
ValueVision International, Inc., Class A            21,200       1,215,025
---------------------------------------------------------------------------
                                                                 1,956,700
---------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 1.1%
Extreme Networks, Inc.                              13,100       1,093,850
---------------------------------------------------------------------------
                                                                 1,093,850
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 5.5%
Applied Micro Circuits Corporation                   7,500         954,375
Conexant Systems, Inc.                              17,100       1,135,013
GlobeSpan, Inc.                                     14,200         924,775
PMC-Sierra, Inc.                                     2,900         464,906
QLogic Corporation                                   5,800         927,275
TranSwitch Corporation                              18,500       1,342,406
---------------------------------------------------------------------------
                                                                 5,748,750
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
Crown Castle International Corporation              13,500         433,687
NEXTLINK Communications, Inc.                        4,900         407,006
Primus Telecommunications Group, Inc.               12,100         462,825
---------------------------------------------------------------------------
                                                                 1,303,518
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 6.4%
American Tower Corporation, Class A                 29,500         901,594
AudioCodes, Ltd.                                    10,100         929,200
Aware, Inc.                                         23,400         851,175
Efficient Networks, Inc.                             8,400         571,200
General Motors Corporation, Class H                 11,800       1,132,800
Gilat Satellite Networks, Ltd.                       3,900         463,125
Harmonic, Inc.                                       8,600         816,463
JDS Uniphase Corporation                             3,400         548,463
Spectrasite Holdings, Inc.                          40,400         439,350
---------------------------------------------------------------------------
                                                                 6,653,370
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.5%
Allegiance Telecom, Inc.                             5,900         544,275
Copper Mountain Networks, Inc.                      20,400         994,500
iBasis, Inc.                                        31,100         894,125
Powerwave Technologies, Inc.                        11,700         682,987
Viatel, Inc.                                         8,700         466,537
---------------------------------------------------------------------------
                                                                 3,582,424
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $87,432,164)                          98,271,761
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.2%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                   1,175,218
Temporary Investment Fund                                        1,175,218

---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $2,350,436)                   2,350,436
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.1% (Cost $89,782,600)                   100,622,197
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 2.9%                                         2,962,899
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                     $103,585,096
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                   RS FUNDS

SCHEDULE OF INVESTMENTS -- MICROCAP GROWTH FUND

DECEMBER 31, 1999                                   SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 99.5%
---------------------------------------------------------------------------
AEROSPACE - 1.1%
REMEC, Inc.                                         46,600    $  1,188,300
---------------------------------------------------------------------------
                                                                 1,188,300
---------------------------------------------------------------------------
AUTOMOBILES & OTHER MOTOR VEHICLES - 1.3%
Oshkosh Truck Corporation(1)                        15,000         439,687
Rush Enterprises, Inc.                              60,000         870,000
---------------------------------------------------------------------------
                                                                 1,309,687
---------------------------------------------------------------------------
BATTERIES - 0.4%
BOLDER Technologies Corporation                     35,000         446,250
---------------------------------------------------------------------------
                                                                   446,250
---------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
LifeCell Corporation                               180,000         922,500
---------------------------------------------------------------------------
                                                                   922,500
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 0.7%
Spanish Broadcasting System, Inc.                   17,450         702,362
---------------------------------------------------------------------------
                                                                   702,362
---------------------------------------------------------------------------
BUSINESS SERVICES - 0.9%
AHL Services, Inc.                                  17,300         361,137
On Assignment, Inc.                                 18,000         537,750
---------------------------------------------------------------------------
                                                                   898,887
---------------------------------------------------------------------------
CHEMICALS - 0.4%
Uniroyal Technology Corporation                     15,000         382,500
---------------------------------------------------------------------------
                                                                   382,500
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.4%
Cornell Corrections, Inc.                           30,600         256,275
eBenX, Inc.                                          7,250         328,062
Gaiam, Inc.                                         31,500         500,063
Innotrac Corporation                                19,500         268,125
MemberWorks, Inc.                                   13,400         444,712
Optimal Robotics Corporation                        39,500       1,471,375
Student Advantage, Inc.                             30,000         665,625
Towne Services, Inc.                               141,100         564,400
---------------------------------------------------------------------------
                                                                 4,498,637
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 3.4%
Cybex Computer Products Corporation                 43,400       1,757,700
Datalink Corporation                                35,000         673,750
Hauppauge Digital, Inc.                             20,000         402,500
NetSolve, Inc.                                       1,600          50,400
RadiSys Corporation                                 11,550         589,050
---------------------------------------------------------------------------
                                                                 3,473,400
---------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
Segue Software, Inc.                                45,000       1,125,000
---------------------------------------------------------------------------
                                                                 1,125,000
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.4%
AremisSoft Corporation                              30,000         975,000
Broadbase Software, Inc.                             4,000         450,000
Exchange Applications, Inc.                         10,000         558,750
Interactive Intelligence, Inc.                      20,000         532,500
InterVU, Inc.                                       11,000       1,155,000
Pivotal Corporation                                 12,950         547,137
QRS Corporation                                     19,500       2,034,094
The 3DO Company                                     40,000         363,750
---------------------------------------------------------------------------
                                                                 6,616,231
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.0%
Netegrity, Inc.                                     19,000       1,081,812
---------------------------------------------------------------------------
                                                                 1,081,812
---------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.9%
Shaw Group, Inc.                                    30,000         759,375
Trex Company, Inc.                                  45,000       1,203,750
---------------------------------------------------------------------------
                                                                 1,963,125
---------------------------------------------------------------------------
CONSULTING SERVICES - 0.6%
Superior Consultant Holdings Corporation            40,000         570,000
---------------------------------------------------------------------------
                                                                   570,000
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.2%
1-800-Contacts, Inc.                                35,000         947,187
Blue Rhino Corporation                              65,200         635,700
Cost Plus, Inc.                                     16,000         570,000
Fred's, Inc.(1)                                     40,000         637,500
Gadzooks, Inc.                                      35,600         349,325
Hibbit Sporting Goods, Inc.                         30,000         510,000
Hot Topic, Inc.                                     62,400       1,450,800
Krause's Furniture, Inc.                           119,000         342,125
Rent Way, Inc.                                      40,000         747,500
Shop At Home, Inc.                                  51,200         508,800
Tweeter Home Entertainment Group, Inc.              30,000       1,065,000
Whitehall Jewellers, Inc.                           20,000         737,500
---------------------------------------------------------------------------
                                                                 8,501,437
---------------------------------------------------------------------------
DATA PROCESSING SERVICES - 2.9%
Best Software, Inc.                                 52,800       1,557,600
Intercept Group, Inc.                               50,000       1,484,375
---------------------------------------------------------------------------
                                                                 3,041,975
---------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.3%
SCP Pool Corporation                                10,000         259,375
---------------------------------------------------------------------------
                                                                   259,375
---------------------------------------------------------------------------
EDUCATION & TRAINING - 1.4%
Bright Horizons Family Solutions, Inc.              36,500         684,375
Career Education Corporation                        20,000         767,500
---------------------------------------------------------------------------
                                                                 1,451,875
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 9.9%
Aavid Thermal Technologies, Inc.                    35,700         876,881
Audiovox Corporation                                24,200         735,075
Cohu, Inc.(1)                                       11,200         347,200
Interlink Electronics, Inc.                         45,000       2,643,750
Meade Instruments Corporation                       50,000       1,425,000
Photon Dynamics, Inc.                               40,000       1,550,000

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

DECEMBER 31, 1999                                   SHARES        VALUE
---------------------------------------------------------------------------
Power Integrations, Inc.                            40,000    $  1,917,500
Universal Electronics, Inc.                         17,000         782,000
---------------------------------------------------------------------------
                                                                10,277,406
---------------------------------------------------------------------------
FINANCIAL SERVICES - 0.5%
Creditrust Corporation                              28,100         216,019
Web Street, Inc.                                    25,000         309,375
---------------------------------------------------------------------------
                                                                   525,394
---------------------------------------------------------------------------
FOOD - 0.4%
Monterey Pasta Company                              96,700         380,756
---------------------------------------------------------------------------
                                                                   380,756
---------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.6%
Res-Care, Inc.                                      45,000         573,750
---------------------------------------------------------------------------
                                                                   573,750
---------------------------------------------------------------------------
INSURANCE - 0.7%
Annuity and Life Re(Holdings), Ltd.(1)              28,300         739,338
---------------------------------------------------------------------------
                                                                   739,338
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 6.7%
Autoweb.com, Inc.                                   42,000         456,750
Crosswalk.com, Inc.                                 40,000         205,000
DoubleClick, Inc.                                    8,250       2,087,766
drkoop.com, Inc.                                    31,200         370,500
EarthWeb, Inc.                                      12,100         608,781
Healtheon/WebMD Corporation                          8,233         308,738
Loislaw.com, Inc.                                   11,900         465,588
Mpath Interactive, Inc.                             15,000         399,375
Multex.com, Inc.                                    25,000         940,625
Netzee, Inc.                                        32,000         532,000
PSINet, Inc.                                         8,799         543,338
---------------------------------------------------------------------------
                                                                 6,918,461
---------------------------------------------------------------------------
INTERNET COMMERCE - 0.3%
MotherNature.com, Inc.                               5,300          38,756
VitaminShoppe.com, Inc.                             28,200         257,325
---------------------------------------------------------------------------
                                                                   296,081
---------------------------------------------------------------------------
MACHINERY - 1.6%
Asyst Technologies, Inc.                            25,000       1,639,063
---------------------------------------------------------------------------
                                                                 1,639,063
---------------------------------------------------------------------------
MANUFACTURING - 1.3%
FARO Technologies, Inc.                             92,100         270,544
Koala Corporation                                   80,000       1,120,000
---------------------------------------------------------------------------
                                                                 1,390,544
---------------------------------------------------------------------------
MEDIA - 1.8%
Faroudja, Inc.                                     190,000         955,938
LodgeNet Entertainment Corporation                  35,000         870,625
---------------------------------------------------------------------------
                                                                 1,826,563
---------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 1.8%
Alexion Pharmaceuticals, Inc.                       27,500         828,438
CuraGen Corporation                                 15,000       1,046,250
---------------------------------------------------------------------------
                                                                 1,874,688
---------------------------------------------------------------------------
MEDICAL - INSTRUMENTS & DEVICES - 3.9%
ArthroCare Corporation                              10,000         610,000
Candela Laser Corporation                           32,700         609,038
Closure Medical Corporation                         40,000         515,000
Cytyc Corporation                                   20,500       1,251,781
ZEVEX International, Inc.                          205,000       1,050,625
---------------------------------------------------------------------------
                                                                 4,036,444
---------------------------------------------------------------------------
MEDICAL PRODUCTS - 1.7%
Molecular Devices Corporation                       34,100       1,773,200
---------------------------------------------------------------------------
                                                                 1,773,200
---------------------------------------------------------------------------
MISCELLANEOUS - 0.7%
Rainbow Rentals, Inc.                              102,000         733,125
---------------------------------------------------------------------------
                                                                   733,125
---------------------------------------------------------------------------
NETWORK SYSTEMS - 1.3%
Performance Technologies, Inc.                      80,000       1,390,000
---------------------------------------------------------------------------
                                                                 1,390,000
---------------------------------------------------------------------------
PHARMACEUTICALS - 4.3%
Anesta Corporation                                  50,000         859,375
Celgene Corporation                                 18,000       1,260,000
Kendle International, Inc.                          70,000         691,250
Natrol, Inc.                                        65,000         455,000
Neurogen Corporation                                50,000         825,000
Noven Pharmaceuticals, Inc                          22,200         402,375
---------------------------------------------------------------------------
                                                                 4,493,000
---------------------------------------------------------------------------
PHOTOGRAPHY EQUIPMENT - 1.1%
Concord Camera Corporation                          49,500       1,126,125
---------------------------------------------------------------------------
                                                                 1,126,125
---------------------------------------------------------------------------
RESEARCH & DEVELOPMENT - 1.1%
Albany Molecular Research, Inc.                     36,000       1,098,000
---------------------------------------------------------------------------
                                                                 1,098,000
---------------------------------------------------------------------------
RESTAURANTS - 3.0%
Buca, Inc.                                          30,000         307,500
Garden Fresh Restaurant Corporation                 40,300         690,138
P.F. Chang's China Bistro, Inc.                     20,000         497,500
PJ America, Inc.                                    30,000         465,000
RARE Hospitality International, Inc.                45,200         978,156
Rubio's Restaurants, Inc.                           25,200         201,600
---------------------------------------------------------------------------
                                                                 3,139,894
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 10.6%
ACT Manufacturing, Inc.                             33,500       1,256,250
American Xtal Technology, Inc.                      39,500         688,781
AstroPower, Inc.                                    65,000         910,000
ATMI, Inc.                                          44,700       1,477,894
Brooks Automation, Inc.                             18,600         605,662
Cree Research, Inc.                                 37,600       3,210,100
QLogic Corporation                                  17,300       2,765,838
---------------------------------------------------------------------------
                                                                10,914,525
---------------------------------------------------------------------------


                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

62

                                                                   RS FUNDS

DECEMBER 31, 1999                                   SHARES        VALUE
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.7%
Metro One Telecommunications, Inc.                  55,000    $    715,000
---------------------------------------------------------------------------
                                                                   715,000
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 3.4%
Anaren Microwave, Inc.                              12,600         681,975
Gentner Communications Corporation                  35,000         490,000
P-Com, Inc.                                         82,200         726,956
SeaChange International, Inc.                       30,600       1,082,475
Somera Communications, Inc.                         18,000         223,875
SpectraLink Corporation                             50,000         356,250
---------------------------------------------------------------------------
                                                                 3,561,531
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.8%
Adaptive Broadband Corporation                      30,800       2,273,425
Powerwave Technologies, Inc.                        13,500         788,063
Startec Global Communications Corporation
    Restricted(4),(5)                               50,000         855,000
---------------------------------------------------------------------------
                                                                 3,916,488
---------------------------------------------------------------------------
TRANSPORTATION - 1.0%
Forward Air Corporation                             23,400       1,014,975
---------------------------------------------------------------------------
                                                                 1,014,975
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $63,122,750)                         102,787,704
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.6%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                     297,731
Temporary Investment Fund                                          297,731

---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $595,462)                       595,462
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%  (Cost $63,718,212)                 103,383,166
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.1%)                                    (71,083)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                      $103,312,083
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

DECEMBER 31, 1999                                   SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 93.8%
---------------------------------------------------------------------------
AEROSPACE - 1.3%
Alliant Techsystems, Inc.                           47,500    $  2,959,844
---------------------------------------------------------------------------
                                                                 2,959,844
---------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 1.3%
Seminis, Inc.                                      447,800       2,826,737
---------------------------------------------------------------------------
                                                                 2,826,737
---------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.0%
Infinity Broadcasting Corporation                   60,000       2,171,250
---------------------------------------------------------------------------
                                                                 2,171,250
---------------------------------------------------------------------------
BUSINESS SERVICES - 4.6%
Administaff, Inc.                                  200,000       6,050,000
Getty Images, Inc.                                  47,500       2,321,562
United Shipping & Technology, Inc.                 260,000       2,080,000
---------------------------------------------------------------------------
                                                                10,451,562
---------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.2%
TeleTech Holdings, Inc.                             80,000       2,696,250
---------------------------------------------------------------------------
                                                                 2,696,250
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.1%
Seagate Technology, Inc.                            55,000       2,560,937
---------------------------------------------------------------------------
                                                                 2,560,937
---------------------------------------------------------------------------
COMPUTER SERVICES - 2.6%
CheckFree Holdings Corporation                      30,000       3,135,000
RSA Security, Inc.                                  35,000       2,712,500
---------------------------------------------------------------------------
                                                                 5,847,500
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.9%
Broadbase Software, Inc.                            15,000       1,687,500
J.D. Edwards & Company                              55,000       1,643,125
Legato Systems, Inc.                                55,000       3,784,688
Project Software & Development, Inc.                40,000       2,220,000
Wind River Systems, Inc.                            45,000       1,653,750
---------------------------------------------------------------------------
                                                                10,989,063
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 5.4%
Hyperion Solutions Corporation                      50,000       2,175,000
Intuit, Inc.                                        40,000       2,397,500
PeopleSoft, Inc.                                   100,000       2,131,250
Symantec Corporation                                65,000       3,810,625
TSI International Software Ltd.                     30,000       1,698,750
---------------------------------------------------------------------------
                                                                12,213,125
---------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.0%
Texas Industries, Inc.(1)                           55,000       2,340,937
---------------------------------------------------------------------------
                                                                 2,340,937
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.3%
Abercrombie & Fitch Company                         65,000       1,734,687
Federated Department Stores, Inc.                   25,000       1,264,063
---------------------------------------------------------------------------
                                                                 2,998,750
---------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 1.7%
Informix Corporation                               150,000       1,706,250
Sterling Software, Inc.                             70,000       2,205,000
---------------------------------------------------------------------------
                                                                 3,911,250
---------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.4%
Sawtek, Inc.                                        46,200       3,075,187
Sensormatic Electronics Corporation                135,000       2,354,062
---------------------------------------------------------------------------
                                                                 5,429,249
---------------------------------------------------------------------------
ENERGY - 3.5%
Devon Energy Corporation(1)                         70,000       2,301,250
EOG Resources, Inc.(1)                             140,000       2,458,750
Murphy Oil Corporation(1)                           30,000       1,721,250
Unocal Corporation(1)                               40,000       1,342,500
---------------------------------------------------------------------------
                                                                 7,823,750
---------------------------------------------------------------------------
ENERGY SERVICES - 5.6%
BJ Services Company                                 65,000       2,717,812
Cooper Cameron Corporation                          37,500       1,835,156
ENSCO International, Inc.(1)                       150,000       3,431,250
Montana Power Company(1)                           130,200       4,695,337
---------------------------------------------------------------------------
                                                                12,679,555
---------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
Metro-Goldwyn-Mayer, Inc.                          100,000       2,356,250
---------------------------------------------------------------------------
                                                                 2,356,250
---------------------------------------------------------------------------
FINANCIAL SERVICES - 2.6%
American Express Company(1)                         13,000       2,161,250
Edwards (A.G.), Inc.(1)                             55,000       1,763,437
Knight/Trimark Group, Inc.                          40,000       1,840,000
---------------------------------------------------------------------------
                                                                 5,764,687
---------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.7%
First Health Group Corporation                      60,000       1,612,500
---------------------------------------------------------------------------
                                                                 1,612,500
---------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.7%
United HealthCare Corporation(1)                    30,000       1,593,750
---------------------------------------------------------------------------
                                                                 1,593,750
---------------------------------------------------------------------------
INDUSTRIAL - 0.9%
Cognex Corporation                                  52,500       2,047,500
---------------------------------------------------------------------------
                                                                 2,047,500
---------------------------------------------------------------------------
INSTRUMENTS - 3.0%
Mettler-Toledo International, Inc.                  40,000       1,527,500
PerkinElmer, Inc.(1)                                65,000       2,709,687
Tektronix, Inc.(1)                                  65,000       2,526,875
---------------------------------------------------------------------------
                                                                 6,764,062
---------------------------------------------------------------------------
INSURANCE - 0.4%
Core Cap, Inc., Class A Restricted(4),(5)           75,000         949,500
---------------------------------------------------------------------------
                                                                   949,500
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 9.5%
America Online, Inc.                                25,000       1,885,937
CNET, Inc.                                          25,000       1,418,750
Commtouch Software Ltd.                             44,000       2,136,750
Concentric Networking Corporation                   60,000       1,848,750
E-Stamp Corporation                                 14,900         331,525
eGain Communications Corporation                    38,500       1,453,375
Internet Capital Group, Inc.                         7,000       1,190,000
Network Solutions, Inc.                             18,000       3,916,125
StarMedia Network, Inc.                             55,000       2,203,438
S1 Corporation                                      40,000       3,125,000
Ziff-Davis, Inc.                                   100,000       2,100,000
---------------------------------------------------------------------------
                                                                21,609,650
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

64

                                                                   RS FUNDS

DECEMBER 31, 1999                                   SHARES         VALUE
---------------------------------------------------------------------------
INTERNET COMMERCE - 2.6%
Covad Communications Group, Inc.                    39,700    $  2,220,719
Stamps.com, Inc.                                    88,400       3,679,650
---------------------------------------------------------------------------
                                                                 5,900,369
---------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 1.2%
Lehman Brothers Holdings, Inc.(1)                   32,500       2,752,344
---------------------------------------------------------------------------
                                                                 2,752,344
---------------------------------------------------------------------------
MEDIA - 9.6%
AT&T Corporation - Liberty Media Group, Grade A    120,000       6,810,000
CBS Corporation                                     55,000       3,516,563
UnitedGlobalCom, Inc., Class A                      58,500       4,131,563
Univision Communications, Inc.                      17,500       1,788,281
ValueVision International, Inc., Class A            95,000       5,444,688
---------------------------------------------------------------------------
                                                                21,691,095
---------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 1.2%
Amgen, Inc.                                         45,000       2,702,812
---------------------------------------------------------------------------
                                                                 2,702,812
---------------------------------------------------------------------------
PHARMACEUTICALS - 2.2%
Ivax Corporation                                   100,000       2,575,000
MedImmune, Inc.                                     15,000       2,488,125
---------------------------------------------------------------------------
                                                                 5,063,125
---------------------------------------------------------------------------
PRINTING & PUBLISHING - 1.0%
Knight-Ridder, Inc.                                 37,300       2,219,350
---------------------------------------------------------------------------
                                                                 2,219,350
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 5.3%
Applied Micro Circuits Corporation                  17,500       2,226,875
Atmel Corporation                                   60,000       1,773,750
Lam Research Corporation                            27,500       3,067,969
LSI Logic Corporation                               25,000       1,687,500
TranSwitch Corporation                              45,000       3,265,312
---------------------------------------------------------------------------
                                                                12,021,406
---------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.1%
Primus Telecommunications Group, Inc.              300,000      11,475,000
---------------------------------------------------------------------------
                                                                11,475,000
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.4%
American Tower Corporation, Class A                 65,000       1,986,563
Aware, Inc.                                         75,000       2,728,125
Digital Microwave Corporation                       80,000       1,875,000
General Motors Corporation, Class H                 17,500       1,680,000
RF Micro Devices, Inc.                              25,000       1,710,938
---------------------------------------------------------------------------
                                                                 9,980,626
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.5%
BroadWing, Inc.(1)                                  85,000       3,134,375
Level 3 Communications, Inc.                        27,500       2,251,563
Qwest Communications International, Inc.            60,000       2,580,000
---------------------------------------------------------------------------
                                                                 7,965,938
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $159,636,306)                        212,369,723
---------------------------------------------------------------------------
                                                   SHARES           VALUE
---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 3.3%
---------------------------------------------------------------------------
INSURANCE - 0.6%
Core Cap, Inc., Series A, 10.00%,
    Expires 12/31/49, Restricted(4),(5)             75,000       1,417,500
---------------------------------------------------------------------------
                                                                 1,417,500
---------------------------------------------------------------------------
DECEMBER 31, 1999                                   SHARES         VALUE
---------------------------------------------------------------------------
PHARMACEUTICALS - 1.6%
Cephalon, Inc. 7.25% Series 144A,
    Expires 12/31/49(7)                              35,000      3,482,500
---------------------------------------------------------------------------
                                                                 3,482,500
---------------------------------------------------------------------------
TRANSPORTATION - 1.1%
Trans World Airlines, Inc. 4.625% Series 144A(7)    26,500         493,563
Trans World Airlines, Inc. 8.00%                    75,500         839,938
Trans World Airlines, Inc. 9.25%                    63,500       1,182,688
---------------------------------------------------------------------------
                                                                 2,516,189
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $10,033,984)                                           7,416,189
---------------------------------------------------------------------------
                                                   PAR           VALUE
---------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.0%
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.6%
Silicon Graphics, Inc., 5.25%, Due 9/01/04       2,000,000       1,510,000
---------------------------------------------------------------------------
                                                                 1,510,000
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.4%
System Software Assocation, Inc., 7.00%,
    Due 9/15/02                                  2,500,000         837,500
---------------------------------------------------------------------------
                                                                   837,500
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $3,260,924)                        2,347,500
---------------------------------------------------------------------------
                                                  WARRANTS          VALUE
---------------------------------------------------------------------------
WARRANTS - 0.1%
---------------------------------------------------------------------------
United Shipping and Technology, Inc.,
    Strike $2.00, Expire 7/02/00(4),(6)             30,000         182,031

---------------------------------------------------------------------------
TOTAL WARRANTS (Cost $34,643)                                      182,031
---------------------------------------------------------------------------
                                                  CONTRACTS           VALUE
---------------------------------------------------------------------------
PUT OPTIONS - 0.2%
---------------------------------------------------------------------------
S&P 500 Index, Strike 1440, Expires 01/22/00(6)        145         253,750
S&P 500 Index, Strike 1450, Expires 01/22/00(6)        125         275,000

---------------------------------------------------------------------------
TOTAL PUT OPTIONS (Cost $568,310)                                  528,750
---------------------------------------------------------------------------

                                                                      VALUE
---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.4%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                   1,642,584
Temporary Investment Fund                                        1,642,583

---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $3,285,167)                   3,285,167
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8% (Cost $176,819,334)                  226,129,360
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 0.2%                                           399,733
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                     $226,529,093
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

SCHEDULE OF INVESTMENTS -- PARTNERS FUND

DECEMBER 31, 1999             FOREIGN CURRENCY(2)    SHARES         VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 95.9%
---------------------------------------------------------------------------
ADVERTISING - 3.8%
Snyder Communications, Inc.                         44,000    $    847,000
---------------------------------------------------------------------------
                                                                   847,000
---------------------------------------------------------------------------
ALUMINUM - 5.9%
MAXXAM, Inc.                                        31,000       1,329,125
---------------------------------------------------------------------------
                                                                 1,329,125
---------------------------------------------------------------------------
BUILDING/CONSTRUCTION PRODUCTS - 2.0%
Elcor Corporation(1)                                15,000         451,875
---------------------------------------------------------------------------
                                                                   451,875
---------------------------------------------------------------------------
CLOSED-END FUNDS - 1.5%
Cathay Investment Fund, Ltd.(4)             HKD    525,000         326,171
---------------------------------------------------------------------------
                                                                   326,171
---------------------------------------------------------------------------
COAL - 0.2%
Pittston Minerals Group(1)                          30,000          48,750
---------------------------------------------------------------------------
                                                                    48,750
---------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.2%
Datastream Systems, Inc.                            20,000         491,250
---------------------------------------------------------------------------
                                                                   491,250
---------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 5.9%
Meritage Corporation                               121,200       1,325,625
---------------------------------------------------------------------------
                                                                 1,325,625
---------------------------------------------------------------------------
CONSUMER GOODS - 5.0%
Harman International Industries, Inc.(1)            20,000       1,122,500
---------------------------------------------------------------------------
                                                                 1,122,500
---------------------------------------------------------------------------
ENERGY - 29.4%
Alliance Energy, Inc., 144A(7)              CAD  1,500,000         498,788
Best Pacific Resources, Ltd.                CAD  1,500,000         768,964
Calahoo Petroleum, Ltd.                     CAD    247,866         326,253
Cypress Energy, Inc.                        CAD    161,600         682,896
Oiltec Resources Ltd., 144A(7)              CAD  1,536,400         957,922
Place Resources Corporation                 CAD    884,800       1,961,455
Symmetry Resources, Inc.                    CAD  1,952,100       1,379,385
---------------------------------------------------------------------------
                                                                 6,575,663
---------------------------------------------------------------------------
ENERGY SERVICES - 5.2%
Bowridge Resource Group, Inc.               CAD  1,700,000         647,731
Northstar Drilling Systems, Inc.            CAD    500,000         432,975
Northstar Drilling Systems, Inc., 144A(7)   CAD    100,000          86,595
---------------------------------------------------------------------------
                                                                 1,167,301
---------------------------------------------------------------------------
FOOD - 7.0%
Fresh Del Monte Produce, Inc.                      175,000       1,575,000
---------------------------------------------------------------------------
                                                                 1,575,000
---------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 5.9%
Sobeys Canada, Inc.(1)                      CAD     95,000       1,316,245
---------------------------------------------------------------------------
                                                                 1,316,245
---------------------------------------------------------------------------
INSURANCE - 5.6%
Desjardins Laurentian Financial
     Corporation, Class A(1)                CAD    128,000       1,241,427
---------------------------------------------------------------------------
                                                                 1,241,427
---------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 2.9%
CryptoLogic, Inc.                                   36,100         647,724
---------------------------------------------------------------------------
                                                                   647,724
---------------------------------------------------------------------------
MANUFACTURING - 2.7%
TB Wood's Corporation(1)                            71,000         603,500
---------------------------------------------------------------------------
                                                                   603,500
---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 4.3%
Gentra, Inc.                                CAD    100,500         950,346
---------------------------------------------------------------------------
                                                                   950,346
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 2.6%
Oak Technology, Inc.                                61,900         584,181
---------------------------------------------------------------------------
                                                                   584,181
---------------------------------------------------------------------------
TRANSPORTATION - 3.8%
Pittston BAX Group(1)                               80,000         850,000
---------------------------------------------------------------------------
                                                                   850,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $21,343,508)                          21,453,683
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 95.9% (Cost $21,343,508)                    21,453,683
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER ASSETS, NET - 4.1%                                           919,895
---------------------------------------------------------------------------

---------------------------------------------------------------------------
NET ASSETS - 100.0%                                            $22,373,578
---------------------------------------------------------------------------

                           See notes to Schedule of Investments on page 67.
 The accompanying notes are an integral part of these financial statements.

                                                                   RS FUNDS

SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND

DECEMBER 31, 1999                                   SHARES         VALUE
---------------------------------------------------------------------------
COMMON STOCKS - 98.6%
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 1.8%
Cisco Systems, Inc.                                110,048    $ 11,788,892
---------------------------------------------------------------------------
                                                                11,788,892
---------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 4.9%
Applied Materials, Inc.                            262,800      33,293,475
---------------------------------------------------------------------------
                                                                33,293,475
---------------------------------------------------------------------------
COMPUTER - SOFTWARE - 11.5%
BMC Software, Inc.                                 213,000      17,026,687
Microsoft Corporation                              325,500      38,002,125
Oracle Corporation                                 200,000      22,412,500
---------------------------------------------------------------------------
                                                                77,441,312
---------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 20.9%
Best Buy Co., Inc.                                 376,600      18,900,613
Circuit City Stores-Circuit City Group(1)          342,000      15,411,375
Costco Wholesale Corporation                       267,500      24,409,375
CVS Corporation(1)                                 436,200      17,420,738
Home Depot, Inc.(1)                                172,500      11,827,031
Staples, Inc.                                      675,000      14,006,250
Wal-Mart Stores, Inc.(1)                           310,400      21,456,400
Walgreen Company(1)                                600,000      17,550,000
---------------------------------------------------------------------------
                                                               140,981,782
---------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.5%
General Electric Company(1)                         65,000      10,058,750
---------------------------------------------------------------------------
                                                                10,058,750
---------------------------------------------------------------------------
FINANCIAL SERVICES - 12.0%
American Express Company(1)                         86,000      14,297,500
Citigroup, Inc.(1)                                 382,500      21,252,656
Morgan Stanley Dean Witter & Company(1)            190,000      27,122,500
The Goldman Sachs Group, Inc.(1)                   194,000      18,272,375
---------------------------------------------------------------------------
                                                                80,945,031
---------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 1.8%
United Healthcare Corporation(1)                   223,200      11,857,500
---------------------------------------------------------------------------
                                                                11,857,500
---------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 4.9%
Charles Schwab Corporation1                        240,000       9,210,000
Merrill Lynch & Co., Inc.(1)                       288,538      24,092,923
---------------------------------------------------------------------------
                                                                33,302,923
---------------------------------------------------------------------------
MEDIA - 5.6%
Comcast Corporation, Class A(1)                    400,000      20,100,000
Time Warner, Inc.(1)                               240,000      17,385,000
---------------------------------------------------------------------------
                                                                37,485,000
---------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 3.8%
Amgen, Inc.                                        426,000      25,586,625
---------------------------------------------------------------------------
                                                                25,586,625
---------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 1.3%
Bristol-Myers Squibb Company(1)                    135,000       8,665,313
---------------------------------------------------------------------------
                                                                 8,665,313
---------------------------------------------------------------------------
PHARMACEUTICALS - 4.2%
Eli Lilly & Company(1)                             195,000      12,967,500
Merck & Co., Inc.(1)                               226,600      15,196,363
---------------------------------------------------------------------------
                                                                28,163,863
---------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 18.1%
Altera Corporation                                 248,150      12,298,934
Intel Corporation(1)                               373,200      30,719,025
Micron Technology, Inc.                            125,000       9,718,750
Motorola, Inc.(1)                                  105,100      15,475,975
Texas Instruments, Inc.(1)                         304,200      29,469,375
Xilinx, Inc.                                       540,000      24,553,125
---------------------------------------------------------------------------
                                                               122,235,184
---------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.7%
Nortel Networks Corporation(1)                     180,600      18,240,600
---------------------------------------------------------------------------
                                                                18,240,600
---------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.6%
MCI WorldCom, Inc.                                 460,500      24,435,281
---------------------------------------------------------------------------
                                                                24,435,281
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $344,639,238)                        664,481,531
---------------------------------------------------------------------------

---------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.8%
---------------------------------------------------------------------------
Temporary Investment Cash Fund                                   6,001,099
Temporary Investment Fund                                        6,001,098

---------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $12,002,197)                 12,002,197
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4% (Cost $356,641,435)                 676,483,728
---------------------------------------------------------------------------

---------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.4%)                                 (2,583,290)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                     $673,900,438
---------------------------------------------------------------------------

(1)  Income producing security.

(2) Foreign denominated security; AUD-Australian Dollar, CAD-Canadian Dollar GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, NOK-Norwegian Krone, SAR-South African Rand

(3)  ADR-American Depository Receipt; GDR-Global Depository Receipt

(4)  Fair-Valued Security. See 1.a in Notes to Financial Statements

(5)  Restricted Security. See 4.e in Notes to Financial Statements

(6)  See 4.f in Notes to Financial Statements

(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers



    The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF ASSETS & LIABILITIES

                                                                             THE
AS OF DECEMBER 31, 1999                                               CONTRARIAN       DIVERSIFIED          EMERGING
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)         FUND-TM-           GROWTH             GROWTH
----------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------
Investments, at value                                                   $113,913          $304,144        $3,555,677
Deposits with brokers for securities sold short                           21,920                 -                 -
Cash                                                                           -             2,461                 -
Receivable for investments sold                                            2,659             9,310                 -
Receivable for fund shares subscribed                                         19             4,099            36,880
Dividends/interest receivable                                                131               108               489
Prepaid expenses                                                               5                 3                25
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             138,647           320,125         3,593,071
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Securities sold short                                                     21,659                 -                 -
Temporary borrowings                                                         543                 -                 -
Payable for investments purchased                                              -            14,534             3,100
Payable for fund shares redeemed                                             248               481             5,988
Payable to adviser                                                           141               205             2,645
Payable to distributor                                                        23                51               661
Accrued expenses/other liabilities                                           122               108             1,057
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         22,736            15,379             13,451
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $115,911          $304,746        $3,579,620
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                          268,126           195,792         1,924,492
Accumulated undistributed net investment income/(loss)                       (33)              (67)           (1,505)
Accumulated net realized gain/(loss) from investments
    and from securities and options sold short, and
    foreign currency transactions                                       (142,384)           26,999           173,669
Net unrealized appreciation/(depreciation) on investments
    and on securities and options sold short, and translation
    of assets and liablities in foreign currencies                        (9,798)           82,022         1,482,964
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $115,911          $304,746        $3,579,620
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                    $137,667          $222,122        $2,072,713
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                      $35,634                 -                 -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                 $10.00            $32.99            $60.67
Net assets                                                          $115,910,898      $304,746,099    $3,579,619,534
Shares of beneficial interest outstanding with no par value           11,590,116         9,238,437        59,001,903
----------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                       RS FUNDS

                                                                                     THE INFORMATION
                                                                             GLOBAL     AGE FUND-            THE
AS OF DECEMBER 31, 1999                                                     NATURAL    -REGISTERED     RS INTERNET         MICROCAP
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)           RESOURCES    TRADEMARK-    AGE FUND-TM-           GROWTH
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                      $22,738      $353,095         $100,622         $103,383
Deposits with brokers for securities sold short                                  -             -                -                -
Cash                                                                             -             -                -                -
Receivable for investments sold                                                170             -                -              555
Receivable for fund shares subscribed                                          202         2,372            3,696              118
Dividends/interest receivable                                                   19            32               23               12
Prepaid expenses                                                                 1             6               32                3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                23,130       355,505          104,373          104,071
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                            -             -                -                -
Temporary borrowings                                                           146             -                -                -
Payable for investments purchased                                               44             -                1                -
Payable for fund shares redeemed                                                65           397              704              569
Payable to adviser                                                              15           270               69              108
Payable to distributor                                                           5            67               14               20
Accrued expenses/other liabilities                                              37           135                -               62
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              312           869              788              759
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                           $22,818      $354,636         $103,585         $103,312
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                             45,623       138,253           92,915           62,792
Accumulated undistributed net investment income/(loss)                         (48)          (48)               -              (25)
Accumulated net realized gain/(loss) from investments and
     from securities and options sold short, and
     foreign currency transactions                                         (21,688)        3,043             (169)             880
Net unrealized appreciation/(depreciation) on investments
     and on securities and options sold short, and translation
     of assets and liablities in foreign currencies                         (1,069)      213,388           10,839           39,665
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                           $22,818      $354,636         $103,585         $103,312
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                       $23,809      $139,707          $89,783          $63,718
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                              -             -                -                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                    $9.13        $35.79           $12.18           $22.34
Net assets                                                             $22,817,926  $354,635,852     $103,585,096     $103,312,083
Shares of beneficial interest outstanding with no par value              2,498,416     9,907,609        8,501,538        4,623,967
-----------------------------------------------------------------------------------------------------------------------------------


AS OF DECEMBER 31, 1999                                                        MIDCAP                           VALUE +
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)         OPPORTUNITIES         PARTNERS           GROWTH
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                        $226,129          $21,454         $676,484
Deposits with brokers for securities sold short                                     -                -                -
Cash                                                                                -                -                -
Receivable for investments sold                                                 9,225            1,126            8,357
Receivable for fund shares subscribed                                             644              266            1,247
Dividends/interest receivable                                                     134                4              120
Prepaid expenses                                                                    7                2               23
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  236,139           22,852          686,231
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                               -                -                -
Temporary borrowings                                                                -              356                -
Payable for investments purchased                                               9,110                -           10,197
Payable for fund shares redeemed                                                  157               56            1,083
Payable to adviser                                                                178                5              549
Payable to distributor                                                             45                5              137
Accrued expenses/other liabilities                                                120               56              365
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               9,610              478           12,331
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                             $226,529          $22,374         $673,900
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                               159,453           24,549          347,333
Accumulated undistributed net investment income/(loss)                            249             (104)               -
Accumulated net realized gain/(loss) from investments and
     from securities and options sold short, and
     foreign currency transactions                                             17,517           (2,181)           6,725
Net unrealized appreciation/(depreciation) on investments
     and on securities and options sold short, and translation
     of assets and liablities in foreign currencies                            49,310              110          319,842
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                             $226,529          $22,374         $673,900
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                         $176,819          $21,344         $356,642
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                 -                -                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                      $15.92           $11.96           $30.43
Net assets                                                               $226,529,093      $22,373,578     $673,900,438
Shares of beneficial interest outstanding with no par value                14,231,118        1,871,013       22,142,906
-----------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF OPERATIONS


                                                                                   THE
FOR THE PERIOD ENDED DECEMBER 31, 1999                                      CONTRARIAN   DIVERSIFIED       EMERGING
(ALL NUMBERS IN THOUSANDS)                                                    FUND-TM-       GROWTH          GROWTH
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                        $ 647         $ 257        $ 3,103
Dividends                                                                         629           185            551
Withholding taxes on foreign dividends                                            (20)           (1)           (11)
Other income                                                                        -            50            233
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         1,256           491          3,876
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                        1,884         1,270         12,120
Distribution fees                                                                 315           277          3,033
Transfer agent fees                                                               236           106            892
Dividend expense for securities sold short                                         15             -              -
Custodian fees                                                                     94            81             98
Accounting/administrative service fees                                            163           142            950
Shareholder reports                                                                39            26            262
Professional fees                                                                 123            47            427
Registration fees                                                                  79            46            355
Interest expense                                                                   93            70             26
Trustees' fees and expenses                                                        10             8             75
Other expense                                                                       5             2             63
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  3,056         2,075         18,301
Less:  Expense waiver by adviser                                                    -             -              -
Other, including accounting/administrative fee waivers                           (332)          (53)             -
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                             2,724         2,022         18,301
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                   (1,468)       (1,531)       (14,425)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/
    DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
---------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency
     transactions                                                             (90,745)       56,134        317,152
Net realized gain/(loss) from securities and options sold short                 3,838          (771)             -
Net change in unrealized appreciation/depreciation on investments
    and on translation on assets and liabilities in foreign currency          132,093        72,978      1,365,258
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                     (4,276)          113              -

---------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                              40,910       128,454      1,682,410
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 39,442     $ 126,923    $ 1,667,985

      The accompanying notes are an integral part of these financial statements.

70

                                                                        RS FUNDS
                                                                                                     THE
                                                                                             INFORMATION
                                                                             GLOBAL            AGE FUND-                THE
FOR THE PERIOD ENDED DECEMBER 31, 1999                                       NATURAL          -REGISTERED       RS INTERNET*
(ALL NUMBERS IN THOUSANDS)                                                 RESOURCES           TRADEMARK-      AGE FUND-TM-
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                       $ 32               $ 183                $ 23
Dividends                                                                       222                 108                   -
Withholding taxes on foreign dividends                                         (150)                 (7)                  -
Other income                                                                      -                   -                   -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         104                 284                  23
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                        383               2,051                  69
Distribution fees                                                                71                 513                  14
Transfer agent fees                                                              80                 138                   6
Dividend expense for securities sold short                                        -                   -                   -
Custodian fees                                                                    9                  27                   2
Accounting/administrative service fees                                           48                 248                   6
Shareholder reports                                                               9                  52                   1
Professional fees                                                                18                  94                   1
Registration fees                                                                37                  62                   1
Interest expense                                                                 10                  65                   -
Trustees' fees and expenses                                                       3                  15                   -
Other expense                                                                    14                 204                   -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  682               3,469                 100
Less:  Expense waiver by adviser                                                  -                   -                   -
Other, including accounting/administrative fee waivers                          (93)                (30)                 (3)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                             589               3,439                  97
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                   (485)             (3,155)                (74)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/
    DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency
     transactions                                                            (1,234)             35,799                (169)
Net realized gain/(loss) from securities and options sold short                   -                   -                   -
Net change in unrealized appreciation/depreciation on investments
    and on translation on assets and liabilities in foreign currency          7,009             157,859              10,839
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                        -                   -                   -

----------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                             5,775             193,658              10,670
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 5,290           $ 190,503            $ 10,596





FOR THE PERIOD ENDED DECEMBER 31, 1999                                    MICROCAP              MIDCAP                  VALUE +
(ALL NUMBERS IN THOUSANDS)                                                  GROWTH       OPPORTUNITIES   PARTNERS       GROWTH
--------------------------------------------------------------------------------------------------------------------------------
                                                                        C>

Investment Income
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                                     $ 198             $ 1,616       $ 64         $ 69
Dividends                                                                       13               1,968        238        2,511
Withholding taxes on foreign dividends                                           -                  (3)       (11)          (3)
Other income                                                                     -                   -          -           11
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        211               3,581        291        2,588
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                     1,082               1,888        409        6,577
Distribution fees                                                              212                 476         82        1,648
Transfer agent fees                                                             98                 143         93          508
Dividend expense for securities sold short                                       -                   -          -            -
Custodian fees                                                                  28                  51         11           65
Accounting/administrative service fees                                         111                 234         53          687
Shareholder reports                                                             23                  53         10          182
Professional fees                                                               45                  94         60          328
Registration fees                                                               36                  47         36           97
Interest expense                                                                12                  53         14          102
Trustees' fees and expenses                                                      7                  15          3           52
Other expense                                                                    7                 101        142          237
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                               1,661               3,155        913       10,483
Less:  Expense waiver by adviser                                                 -                (120)      (176)           -
Other, including accounting/administrative fee waivers                         (37)                (35)       (41)           -

TOTAL EXPENSES, NET                                                          1,624               3,000        696       10,483
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                (1,413)                581       (405)      (7,895)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/
    DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency
     transactions                                                           12,030              71,193      2,755       66,300
Net realized gain/(loss) from securities and options sold short                  -               2,907          -            -
Net change in unrealized appreciation/depreciation on investments
    and on translation on assets and liabilities in foreign currency        27,658              10,718     (1,559)     106,621
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                       -                 (81)         -            -

-------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                           39,688              84,737      1,196      172,921
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 38,275            $ 85,318      $ 791    $ 165,026


*Investment operations commenced on December 1, 1999.

      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              THE CONTRARIAN FUND-TM-
                                                                                        ---------------------------------
                                                                                              FOR THE            FOR THE
                                                                                           YEAR ENDED         YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                              DEC. 31, 1999      DEC. 31, 1998
-------------------------------------------------------------------------------------------------------------------------

 OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                               $  (1,468)     $ (2,143)
 Net realized gain/(loss) from investments and foreign currency transactions                  (90,745)      (69,899)
 Net realized gain/(loss) from securities and options sold short                                3,838        16,087
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                             132,093       (37,723)
 Net change in unrealized appreciation/depreciation on securities and options sold short       (4,276)       (3,940)
-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               39,442       (97,618)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                               -             -
 Net investment income-Class C Shares*                                                              -             -
 Realized gain on investments and securities sold short-Class A Shares                              -        (9,423)
 Realized gain on investments and securities sold short-Class C Shares*                             -           (45)
-------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                                -        (9,468)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions              (48,766)     (169,975)

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                      (48,766)     (169,975)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                         (9,324)     (277,061)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                          125,235       402,296
 End of Period                                                                              $ 115,911      $125,235
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                (33)       (3,564)
-------------------------------------------------------------------------------------------------------------------------

*Effective April 16, 1999, the Funds liquidated Class C shares.

      The accompanying notes are an integral part of these financial statements.

72

                                                                                  RS FUNDS


                                                                                              DIVERSIFIED GROWTH
                                                                                        -------------------------------
                                                                                              FOR THE        FOR THE
                                                                                           YEAR ENDED     YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                              DEC. 31, 1999  DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                 ($1,531)        ($953)
 Net realized gain/(loss) from investments and foreign currency transactions                   56,134         6,579
 Net realized gain/(loss) from securities and options sold short                                 (771)        1,385
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                              72,978         2,763
 Net change in unrealized appreciation/depreciation on securities and options sold short          113          (519)
-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              126,923         9,255
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                               -             -
 Net investment income-Class C Shares*                                                              -             -
 Realized gain on investments and securities sold short-Class A Shares                        (32,715)       (1,605)
 Realized gain on investments and securities sold short-Class C Shares*                             -           (25)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                          (32,715)       (1,630)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions              140,380       (18,121)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                      140,380       (18,121)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                        234,588       (10,496)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                           70,158        80,654
 End of Period                                                                               $304,746       $70,158
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                (67)          (34)
-----------------------------------------------------------------------------------------------------------------------


                                                                                                    EMERGING GROWTH
                                                                                            ------------------------------
                                                                                                  FOR THE          FOR THE
                                                                                               YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                  DEC. 31, 1999    DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                     ($14,425)       ($2,927)
 Net realized gain/(loss) from investments and foreign currency transactions                       317,152        (14,071)
 Net realized gain/(loss) from securities and options sold short                                         -              -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                                1,365,258        100,440
 Net change in unrealized appreciation/depreciation on securities and options sold short                 -              -
---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 1,667,985         83,442
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                                    -              -
 Net investment income-Class C Shares*                                                                   -              -
 Realized gain on investments and securities sold short-Class A Shares                            (166,209)       (14,201)
 Realized gain on investments and securities sold short-Class C Shares*                                  -            (38)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                              (166,209)       (14,239)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                 1,673,408         86,173

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                         1,673,408         86,173
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                           3,175,184        155,376
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                               404,436        249,060
 End of Period                                                                                  $3,579,620       $404,436
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                  (1,505)        (2,983)
---------------------------------------------------------------------------------------------------------------------------


                                                                                            GLOBAL NATURAL RESOURCES
                                                                                         -----------------------------
                                                                                                FOR THE        FOR THE
                                                                                             YEAR ENDED     YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                DEC. 31, 1999  DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                  ($485)           ($352)
 Net realized gain/(loss) from investments and foreign currency transactions                  (1,234)         (20,494)
 Net realized gain/(loss) from securities and options sold short                                   -                -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                              7,009            3,193
 Net change in unrealized appreciation/depreciation on securities and options sold short           -                -
-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               5,290          (17,653)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                              -                -
 Net investment income-Class C Shares*                                                             -                -
 Realized gain on investments and securities sold short-Class A Shares                             -             (628)
 Realized gain on investments and securities sold short-Class C Shares*                            -               (1)
-----------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                               -             (629)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions              (5,979)         (36,612)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                      (5,979)         (36,612)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                          (689)         (54,894)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                          23,507           78,401
 End of Period                                                                               $22,818          $23,507
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                              (48)             (24)
-----------------------------------------------------------------------------------------------------------------------



                                                                                 THE INFORMATION AGE FUND-Registered Trademark-
                                                                                 ------------------------------------------------
                                                                                             FOR THE          FOR THE
                                                                                          YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                             DEC. 31, 1999    DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                           ($3,155)          ($1,831)
 Net realized gain/(loss) from investments and foreign currency transactions             35,799            11,928
 Net realized gain/(loss) from securities and options sold short                              -                 -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                       157,859            42,133
 Net change in unrealized appreciation/depreciation on securities and options
     sold short                                                                               -                 -
---------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        190,503             52,230
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                         -                 -
 Net investment income-Class C Shares*                                                        -                 -
 Realized gain on investments and securities sold short-Class A Shares                  (33,195)                -
 Realized gain on investments and securities sold short-Class C Shares*                       -                 -
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                    (33,195)                -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS         37,596             (11,409)

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                 37,596             (11,409)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                  194,904              40,821
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                    159,732             118,911
 End of Period                                                                         $354,636            $159,732
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                          (48)                (36)
---------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.
                                                                              73


ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED



                                                                                             RS INTERNET AGE FUND-TM-
                                                                                         --------------------------------
                                                                                                               FOR THE
                                                                                                            YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                               DEC. 31, 1999*
-------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                                  ($74)
 Net realized gain/(loss) from investments and foreign currency transactions                                   (169)
 Net realized gain/(loss) from securities and options sold short                                                  -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                                            10,839
 Net change in unrealized appreciation/depreciation on securities and options sold short                          -
-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             10,596
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                                             -
 Net investment income-Class C Shares                                                                             -
 Realized gain on investments and securities sold short-Class A Shares                                            -
 Realized gain on investments and securities sold short-Class C Shares                                            -
-------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                                              -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions                             92,989
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                     92,989
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                                      103,585
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                                              -
 End of Period                                                                                             $103,585
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                                -
-------------------------------------------------------------------------------------------------------------------------

*Investment operations commenced on December 1, 1999.


      The accompanying notes are an integral part of these financial statements.

74

                                                                       RS FUNDS

                                                                                                 MICROCAP GROWTH
                                                                                         -------------------------------
                                                                                               FOR THE          FOR THE
                                                                                            YEAR ENDED       YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                               Dec. 31, 1999     Dec. 31, 1998
-------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                ($1,413)     ($1,634)
 Net realized gain/(loss) from investments and foreign currency transactions                  12,030       (7,901)
 Net realized gain/(loss) from securities and options sold short                                   -            -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                             27,658        9,287
 Net change in unrealized appreciation/depreciation on securities and options sold short           -            -
-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              38,275         (248)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                              -            -
 Net investment income-Class C Shares*                                                             -            -
 Realized gain on investments and securities sold short-Class A Shares                             -            -
 Realized gain on investments and securities sold short-Class C Shares*                            -            -
-------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                               -            -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions             (30,250)     (10,727)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                     (30,250)     (10,727)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                         8,025      (10,975)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                          95,287      106,262
 End of Period                                                                              $103,312      $95,287
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                               (25)         (32)
-------------------------------------------------------------------------------------------------------------------------


                                                                                                  MIDCAP OPPORTUNITIES
                                                                                             ------------------------------
                                                                                                    FOR THE        FOR THE
                                                                                                 YEAR ENDED     YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                    DEC. 31, 1999  DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                       $581       $2,433
 Net realized gain/(loss) from investments and foreign currency transactions                      71,193       20,462
 Net realized gain/(loss) from securities and options sold short                                   2,907       (2,859)
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                                 10,718        1,306
 Net change in unrealized appreciation/depreciation on securities and options sold short             (81)          96
---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  85,318       21,438
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                               (658)      (2,455)
 Net investment income-Class C Shares                                                                  -          (25)
 Realized gain on investments and securities sold short-Class A Shares                           (54,894)      (9,852)
 Realized gain on investments and securities sold short-Class C Shares                                 -         (115)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                             (55,552)     (12,447)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions                  10,611     (122,897)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                          10,611     (122,897)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                            40,377     (113,906)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                             186,152      300,058
 End of Period                                                                                  $226,529     $186,152
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                   249          330
---------------------------------------------------------------------------------------------------------------------------


                                                                                                      PARTNERS
                                                                                           -----------------------------
                                                                                                  FOR THE        FOR THE
                                                                                               YEAR ENDED     YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                  DEC. 31, 1999  DEC. 31, 1998
------------------------------------------------------------------------------------------------------------------------
 Operations
------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                     ($405)       ($312)
 Net realized gain/(loss) from investments and foreign currency transactions                      2,755       (3,585)
 Net realized gain/(loss) from securities and options sold short                                      -            -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                                (1,559)     (24,734)
 Net change in unrealized appreciation/depreciation on securities and options sold short              -            -
------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    791      (28,631)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                                 -       (2,472)
 Net investment income-Class C Shares                                                                 -          (10)
 Realized gain on investments and securities sold short-Class A Shares                                -       (1,523)
 Realized gain on investments and securities sold short-Class C Shares                                -           (6)
------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                                  -       (4,011)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions                (26,487)    (114,422)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                        (26,487)    (114,422)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                          (25,696)    (147,064)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                             48,070      195,134
 End of Period                                                                                  $22,374      $48,070
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                 (104)         (70)
------------------------------------------------------------------------------------------------------------------------


                                                                                                     VALUE + GROWTH
                                                                                             --------------------------------
                                                                                                     FOR THE           FOR THE
                                                                                                  YEAR ENDED        YEAR ENDED
(ALL NUMBERS IN THOUSANDS)                                                                     DEC. 31, 1999     DEC. 31, 1998
------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income/(loss)                                                                          ($7,895)     ($6,887)
 Net realized gain/(loss) from investments and foreign currency transactions                            66,300       74,024
 Net realized gain/(loss) from securities and options sold short                                             -            -
 Net change in unrealized appreciation/depreciation on investments and
     on translation of assets and liabilities in foreign currency                                      106,621       98,703
 Net change in unrealized appreciation/depreciation on securities and options sold short                     -            -
------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       165,026      165,840
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
 Net investment income-Class A Shares                                                                        -            -
 Net investment income-Class C Shares*                                                                       -            -
 Realized gain on investments and securities sold short-Class A Shares                                 (55,449)     (79,376)
 Realized gain on investments and securities sold short-Class C Shares*                                      -         (188)
------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                                                                   (55,449)     (79,564)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in net assets resulting from capital share transactions                      (114,762)    (161,431)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                              (114,762)    (161,431)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS                                                                  (5,185)     (75,155)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
 Beginning of Period                                                                                   679,085      754,240
 End of Period                                                                                        $673,900     $679,085
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                           -            -
------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                                                 DISTRIBUTIONS       DISTRIBUTIONS
                              NET ASSET VALUE,            NET      NET REALIZED                       FROM NET            FROM NET
                                    BEGINNING      INVESTMENT    AND UNREALIZED        TOTAL        INVESTMENT            REALIZED
                                    OF PERIOD   INCOME/(LOSS)       GAIN/(LOSS)   OPERATIONS            INCOME       CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------------
THE CONTRARIAN FUND-TM-
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                     $7.23           $0.20            $2.57         $2.77          $      -          $       -
Year Ended 12/31/98(7)                  11.61           (0.08)           (3.72)        (3.80)                -              (0.58)
Year Ended 12/31/97(7)                  16.57               -            (4.88)        (4.88)                -              (0.08)
Year Ended 12/31/96(7)                  13.78               -             2.99          2.99                 -              (0.20)
Nine Months Ended 12/31/95(7)           10.70           (0.01)            3.09          3.08                 -                  -
Year Ended 3/31/95(7)                   12.34           (0.04)           (1.35)        (1.39)                -              (0.25)

DIVERSIFIED GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                     15.89               -            22.58         22.58                 -              (5.48)
Year Ended 12/31/98(7)                  14.04           (0.19)            2.43          2.24                 -              (0.39)
Year Ended 12/31/97(7)                  12.42           (0.17)            3.72          3.55                 -              (1.93)
Period Ended 12/31/96(2),(7)            10.00           (0.05)            2.47          2.42                 -                  -

EMERGING GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                     22.95            0.14            40.89         41.03                 -              (3.31)
Year Ended 12/31/98(7)                  18.71           (0.20)            5.32          5.12                 -              (0.88)
Year Ended 12/31/97(7)                  20.07           (0.14)            3.80          3.66                 -              (5.02)
Year Ended 12/31/96(7)                  19.21           (0.17)            4.23          4.06                 -              (3.20)
Nine Months Ended 12/31/95(7)           18.36           (0.15)            2.58          2.43                 -              (1.58)
Year Ended 3/31/95(7)                   18.37           (0.17)            2.26          2.09                 -              (2.10)

GLOBAL NATURAL RESOURCES
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                      7.46           (0.01)            1.68          1.67                 -                  -
Year Ended 12/31/98(7)                  11.67           (0.07)           (3.95)        (4.02)                -              (0.19)
Year Ended 12/31/97(7)                  14.29           (0.05)           (2.39)        (2.44)                -              (0.18)
Year Ended 12/31/96(7)                  10.12           (0.06)            4.24          4.18             (0.01)                 -
Period Ended 12/31/95(3),(7)            10.00            0.02             0.10          0.12                 -                  -

THE INFORMATION AGE
FUND-Registered Trademark-
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                     17.96               -            21.72         21.72                 -              (3.89)
Year Ended 12/31/98(7)                  11.80           (0.20)            6.36          6.16                 -                  -
Year Ended 12/31/97(7)                  11.51           (0.22)            0.95          0.73                 -              (0.44)
Year Ended 12/31/96(7)                   9.30           (0.20)            2.68          2.48                 -              (0.27)
Period Ended 12/31/95(3),(7)            10.00           (0.01)           (0.69)        (0.70)                -                  -


                                   See notes to Financial Highlights on page 79.
      The accompanying notes are an integral part of these financial statements.

76

                                                                        RS FUNDS

                                                                                              NET  RATIO        GROSS RATIO
                                         NET ASSET                         NET ASSETS        OF EXPENSES       OF EXPENSES
                                       VALUE, END           TOTAL              END OF         TO AVERAGE       TO AVERAGE
                                        OF PERIOD       RETURN(1)       PERIOD (000S)      NET ASSETS(1)       NET ASSETS(1)
-----------------------------------------------------------------------------------------------------------------------------
THE CONTRARIAN FUND-TM-
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                        $10.00         38.31%            $115,911              2.17%               2.43%
Year Ended 12/31/98(7)                       7.23       (32.69)%             124,666              2.83%               2.83%
Year Ended 12/31/97(7)                      11.61       (29.51)%             398,242              2.48%               2.48%
Year Ended 12/31/96(7)                      16.57         21.68%           1,063,438              2.46%               2.46%
Nine Months Ended 12/31/95(7)               13.78         28.79%             507,477              2.54%               2.54%
Year Ended 3/31/95(7)                       10.70       (11.23)%             397,646              2.46%               2.58%

DIVERSIFIED GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                         32.99        150.21%             304,746              1.84%               1.89%
Year Ended 12/31/98(7)                      15.89         16.28%              69,031              1.89%               1.95%
Year Ended 12/31/97(7)                      14.04         29.45%              80,278              1.94%               2.14%
Period Ended 12/31/96(2),(7)                12.42         24.20%              59,588              2.28%               2.44%

EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                         60.67        182.56%           3,579,620              1.51%               1.51%
Year Ended 12/31/98(7)                      22.95         28.02%             403,330              1.47%               1.47%
Year Ended 12/31/97(7)                      18.71         18.54%             248,730              1.50%               1.50%
Year Ended 12/31/96(7)                      20.07         21.53%             210,404              1.60%               1.60%
Nine Months Ended 12/31/95(7)               19.21         13.50%             167,728              1.64%               1.64%
Year Ended 3/31/95(7)                       18.36         12.01%             182,275              1.56%               1.56%

GLOBAL NATURAL RESOURCES
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                          9.13         22.39%              22,818              2.09%               2.42%
Year Ended 12/31/98(7)                       7.46        (34.45)%             23,476              1.95%               2.21%
Year Ended 12/31/97(7)                      11.67        (17.14)%             78,371              1.81%               1.82%
Year Ended 12/31/96(7)                      14.29         41.21%             120,521              1.94%               2.16%
Period Ended 12/31/95(3),(7)                10.12          1.20%                 792              2.60%              14.25%

THE INFORMATION AGE
FUND-Registered Trademark-
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                         35.79        126.22%             354,636              1.68%               1.69%
Year Ended 12/31/98(7)                      17.96         52.20%             159,604              1.74%               1.74%
Year Ended 12/31/97(7)                      11.80          6.15%             118,832              1.82%               1.82%
Year Ended 12/31/96(7)                      11.51         26.72%             106,264              2.03%               2.03%
Period Ended 12/31/95(3),(7)                 9.30        (7.00)%              32,826              2.13%               2.13%


                                             NET  RATIO OF           GROSS RATIO OF
                                            NET INVESTMENT           NET INVESTMENT     PORTFOLIO
                                         INCOME/(LOSS) TO         INCOME/(LOSS) TO       TURNOVER
                                     AVERAGE NET ASSETS(1)    AVERAGE NET ASSETS(1)       RATE(1)
--------------------------------------------------------------------------------------------------
                                     C>
THE CONTRARIAN FUND-TM-
--------------------------------------------------------------------------------------------------
Year Ended 12/31/99                              (1.17)%                  (1.43)%            86%
Year Ended 12/31/98(7)                           (0.80)%                  (0.80)%            39%
Year Ended 12/31/97(7)                            0.01%                    0.01%             36%
Year Ended 12/31/96(7)                           (0.02)%                  (0.02)%            44%
Nine Months Ended 12/31/95(7)                    (0.20)%                  (0.20)%            29%
Year Ended 3/31/95(7)                            (0.27)%                  (0.27)%            79%

DIVERSIFIED GROWTH
--------------------------------------------------------------------------------------------------
Year Ended 12/31/99                              (1.40)%                  (1.44)%           473%
Year Ended 12/31/98(7)                           (1.29)%                  (1.35)%           403%
Year Ended 12/31/97(7)                           (1.20)%                  (1.40)%           370%
Period Ended 12/31/96(2),(7)                     (1.05)%                  (1.21)%            69%

EMERGING GROWTH
--------------------------------------------------------------------------------------------------
Year Ended 12/31/99                              (1.19)%                  (1.19)%           177%
Year Ended 12/31/98(7)                           (1.03)%                  (1.03)%           291%
Year Ended 12/31/97(7)                           (0.68)%                  (0.68)%           462%
Year Ended 12/31/96(7)                           (0.83)%                  (0.83)%           270%
Nine Months Ended 12/31/95(7)                    (0.99)%                  (0.99)%           147%
Year Ended 3/31/95(7)                            (0.96)%                  (0.96)%           280%

GLOBAL NATURAL RESOURCES
--------------------------------------------------------------------------------------------------
Year Ended 12/31/99                              (1.72)%                  (2.05)%           140%
Year Ended 12/31/98(7)                           (0.69)%                  (0.96)%            63%
Year Ended 12/31/97(7)                           (0.38)%                  (0.38)%            97%
Year Ended 12/31/96(7)                           (0.45)%                  (0.67)%            82%
Period Ended 12/31/95(3),(7)                       1.84%                  (9.81)%             0%

THE INFORMATION AGE
FUND-Registered Trademark-
--------------------------------------------------------------------------------------------------
Year Ended 12/31/99                              (1.54)%                  (1.55)%           182%
Year Ended 12/31/98(7)                           (1.55)%                  (1.55)%           224%
Year Ended 12/31/97(7)                           (1.71)%                  (1.71)%           369%
Year Ended 12/31/96(7)                           (1.85)%                  (1.85)%           452%
Period Ended 12/31/95(3),(7)                     (0.89)%                  (0.89)%            89%

                                   See notes to Financial Highlights on page 79.

      The accompanying notes are an integral part of these financial statements.

                                                                              77

ANNUAL REPORT

FINANCIAL HIGHLIGHTS -- CONTINUED



                                NET ASSET VALUE,                 NET          NET REALIZED
                                      BEGINNING           INVESTMENT        AND UNREALIZED
                                      OF PERIOD        INCOME/(LOSS)          GAIN/(LOSS)
-------------------------------------------------------------------------------------------------

RS INTERNET AGE FUND-TM-
-------------------------------------------------------------------------------------------------
Period Ended 12/31/99(4)                 $10.00           $       -                  $2.18

MICROCAP GROWTH
-------------------------------------------------------------------------------------------------
Year Ended 12/31/99                       14.26                   -                   8.08
Year Ended 12/31/98(7)                    14.35               (0.21)                  0.12
Year Ended 12/31/97(7)                    11.00               (0.19)                  3.54
Period Ended 12/31/96(5,7)                10.00               (0.08)                  1.08

MIDCAP OPPORTUNITIES
-------------------------------------------------------------------------------------------------
Year Ended 12/31/99                       14.04                 0.04                  6.95
Year Ended 12/31/98(7)                    13.52                 0.14                  1.34
Year Ended 12/31/97(7)                    13.62                 0.07                  2.90
Year Ended 12/31/96(7)                    11.24                 0.02                  2.70
Period Ended 12/31/95(6,7)                10.00                    -                  1.24

PARTNERS
-------------------------------------------------------------------------------------------------
Year Ended 12/31/99                       11.53               (0.04)                  0.47
Year Ended 12/31/98(7)                    16.49               (0.04)                 (4.31)
Year Ended 12/31/97(7)                    14.60                 0.13                  2.52
Year Ended 12/31/96(7)                    10.39                 0.13                  4.36
Period Ended 12/31/95(6,7)                10.00                 0.06                  0.33

VALUE + GROWTH
-------------------------------------------------------------------------------------------------
Year Ended 12/31/99                       25.92                   -                   7.16
Year Ended 12/31/98(7)                    23.18               (0.25)                  6.33
Year Ended 12/31/97(7)                    24.16               (0.26)                  3.71
Year Ended 12/31/96(7)                    22.66               (0.24)                  3.47
Nine Months Ended 12/31/95(7)             18.25               (0.16)                  4.57
Year Ended 3/31/95(7)                     13.56               (0.18)                  5.07



                                              DISTRIBUTIONS         DISTRIBUTIONS
                                                   FROM NET              FROM NET
                                    TOTAL        INVESTMENT              REALIZED
                               OPERATIONS            INCOME         CAPITAL GAINS
-----------------------------------------------------------------------------------------

RS INTERNET AGE FUND-TM-
-----------------------------------------------------------------------------------------
Period Ended 12/31/99(4)            $2.18        $        -            $        -

MICROCAP GROWTH
-----------------------------------------------------------------------------------------
Year Ended 12/31/99                  8.08                 -                     -
Year Ended 12/31/98(7)              (0.09)                -                     -
Year Ended 12/31/97(7)               3.35                 -                     -
Period Ended 12/31/96(5,7)           1.00                 -                     -

MIDCAP OPPORTUNITIES
-----------------------------------------------------------------------------------------
Year Ended 12/31/99                  6.99             (0.05)                (5.06)
Year Ended 12/31/98(7)               1.48             (0.19)                (0.77)
Year Ended 12/31/97(7)               2.97             (0.04)                (3.03)
Year Ended 12/31/96(7)               2.72             (0.02)                (0.32)
Period Ended 12/31/95(6,7)           1.24                 -                     -

PARTNERS
-----------------------------------------------------------------------------------------
Year Ended 12/31/99                  0.43                 -                     -
Year Ended 12/31/98(7)              (4.35)            (0.38)                (0.23)
Year Ended 12/31/97(7)               2.65             (0.12)                (0.64)
Year Ended 12/31/96(7)               4.49             (0.06)                (0.22)
Period Ended 12/31/95(6,7)           0.39                 -                     -

VALUE + GROWTH
-----------------------------------------------------------------------------------------
Year Ended 12/31/99                  7.16                 -                 (2.65)
Year Ended 12/31/98(7)               6.08                 -                 (3.34)
Year Ended 12/31/97(7)               3.45                 -                 (4.43)
Year Ended 12/31/96(7)               3.23                 -                 (1.73)
Nine Months Ended 12/31/95(7)        4.41                 -                     -
Year Ended 3/31/95(7)                4.89                 -                 (0.20)


                                   See notes to Financial Highlights on page 79.

      The accompanying notes are an integral part of these financial statements.

78

                                                                       RS FUNDS

                                                                               NET RATIO
                               NET ASSET,                  NET ASSETS        OF EXPENSES
                               VALUE END       TOTAL           END OF         TO AVERAGE
                               OF PERIOD    RETURN(1)    PERIOD (000S)      NET ASSETS(1)
------------------------------------------------------------------------------------------

RS INTERNET AGE FUND-TM-
------------------------------------------------------------------------------------------
Period Ended 12/31/99(4)         $12.18      21.80%         $103,585              1.76%

MICROCAP GROWTH
------------------------------------------------------------------------------------------
Year Ended 12/31/99               22.34      56.66%          103,312              1.92%
Year Ended 12/31/98(7)            14.26     (0.63)%           94,723              1.91%
Year Ended 12/31/97(7)            14.35      30.45%          104,858              1.95%
Period Ended 12/31/96(5,7)        11.00      10.00%            9,464              3.08%

MIDCAP OPPORTUNITIES
------------------------------------------------------------------------------------------
Year Ended 12/31/99               15.92      56.12%          226,529              1.59%
Year Ended 12/31/98(7)            14.04      11.65%          183,910              1.30%
Year Ended 12/31/97(7)            13.52      22.40%          298,669              1.30%
Year Ended 12/31/96(7)            13.62      24.16%          309,775              1.71%
Period Ended 12/31/95(6,7)        11.24      12.40%          136,902              1.94%

PARTNERS
------------------------------------------------------------------------------------------
Year Ended 12/31/99               11.96       3.73%           22,374              2.13%
Year Ended 12/31/98(7)            11.53    (27.38)%           47,936              1.88%
Year Ended 12/31/97(7)            16.49      18.08%          194,133              1.78%
Year Ended 12/31/96(7)            14.60      43.15%          127,268              1.93%
Period Ended 12/31/95(6,7)        10.39       3.90%            7,480              2.41%

VALUE + GROWTH
------------------------------------------------------------------------------------------
Year Ended 12/31/99                30.43      28.43%          673,900              1.59%
Year Ended 12/31/98(7)             25.92      27.44%          677,505              1.46%
Year Ended 12/31/97(7)             23.18      13.81%          752,994              1.44%
Year Ended 12/31/96(7)             24.16      14.12%          643,157              1.51%
Nine Months Ended 12/31/95(7)      22.66      24.16%        1,140,151              1.45%
Year Ended 3/31/95(7)              18.25      36.27%          428,903              1.68%



                                 GROSS RATIO             NET RATIO OF            GROSS RATIO OF
                                 OF EXPENSES           NET INVESTMENT            NET INVESTMENT      PORTFOLIO
                                  TO AVERAGE         INCOME/(LOSS) TO          INCOME/(LOSS) TO       TURNOVER
                                NET ASSETS(1)    AVERAGE NET ASSETS(1)    AVERAGE NET ASSETS(1)         RATE(1)
-------------------------------------------------------------------------------------------------------------------
RS INTERNET AGE FUND-TM-
-------------------------------------------------------------------------------------------------------------------
Period Ended 12/31/99(4)              1.82%                   (1.34)%                  (1.40)%            2%

MICROCAP GROWTH
-------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                   1.97%                    1.67)%                  (1.72)%           90%
Year Ended 12/31/98(7)                2.01%                   (1.46)%                  (1.56)%          108%
Year Ended 12/31/97(7)                2.60%                   (1.35)%                  (2.00)%          170%
Period Ended 12/31/96(5,7)            6.40%                   (2.13)%                  (5.45)%           22%

MIDCAP OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                   1.67%                    0.31%                    0.23%           408%
Year Ended 12/31/98(7)                1.64%                    1.00%                    0.65%           212%
Year Ended 12/31/97(7)                1.72%                    0.45%                    0.03%           236%
Year Ended 12/31/96(7)                1.76%                    0.18%                    0.13%           212%
Period Ended 12/31/95(6,7)            1.94%                   (0.01)%                  (0.01)%           97%

PARTNERS
-------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                   2.79%                   (1.24)%                  (1.90)%           84%
Year Ended 12/31/98(7)                2.07%                   (0.26)%                  (0.46)%           73%
Year Ended 12/31/97(7)                1.78%                    0.82%                    0.82%            78%
Year Ended 12/31/96(7)                2.15%                    0.95%                    0.73%           101%
Period Ended 12/31/95(6,7)            5.12%                    1.34%                   (1.37)%           71%

VALUE + GROWTH
-------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/99                   1.59%                   (1.20)%                  (1.20)%           80%
Year Ended 12/31/98(7)                1.46%                   (0.96)%                  (0.96)%          190%
Year Ended 12/31/97(7)                1.44%                   (0.96)%                  (0.96)%          228%
Year Ended 12/31/96(7)                1.51%                   (1.06)%                  (1.06)%          221%
Nine Months Ended 12/31/95(7)         1.45%                   (1.04)%                  (1.04)%          104%
Year Ended 3/31/95(7)                 1.68%                   (1.09)%                  (1.09)%          232%

Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

(2)  Diversified Growth Fund shares were first issued on 8/1/96.

(3) Global Natural Resources and The Information Age Fund-Registered Trademark-shares were first issued on 11/15/95.

(4)  RS Internet Age Fund-TM- shares were first issued on 12/1/99.

(5)  MicroCap Growth shares were first issued on 8/15/96.

(6) MidCap Opportunities Fund and Partners Fund shares were first issued on 7/12/95.

(7) Per-share data has been determined by using the average number of shares outstanding throughout the period.



      The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT


NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers ten portfolios. The RS Emerging Growth Fund, the RS Value + Growth Fund, the RS MidCap Opportunities Fund (formerly the Growth & Income Fund), The Information Age Fund-Registered Trademark-, the RS Global Natural Resources Fund, the RS Diversified Growth Fund, RS MicroCap Growth Fund, and the RS Internet Age Fund-TM- are registered as diversified funds. The Contrarian Fund-TM- and the RS Partners Fund are registered as non-diversified funds. Subsequent to April 16, 1999, each Portfolio consists of a single class of shares.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each Funds' net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each Funds' long positions valued using these guidelines and procedures at December 31, 1999, were as follows:

                             PERCENTAGE                             PERCENTAGE
                                OF LONG                                OF LONG
FUND                          POSITIONS    FUND                      POSITIONS
---------------------------------------    -------------------------------------
The Contrarian Fund-TM-            0.1%    RS Internet Age Fund-TM-          0%
Diversified Growth                 1.7%    MicroCap Growth                 0.8%
Emerging Growth                      0%    MidCap Opportunities            1.1%
Global Natural Resources           0.1%    Partners                        1.9%
The Information Age                        Value + Growth                    0%
  Fund-Registered Trademark-         0%
---------------------------------------    -------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors.

These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

b. FEDERAL INCOME TAXES:
The Funds intend to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax will be made.

c. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

f. EXPENSES:
Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

Other expense includes the adjustment of prior year expense underaccruals. Furthermore, other, including accounting/administrative fee waivers, represents the adjustment of prior year expense overaccruals and the waiver of fees by the Funds' accounting agent/administrator.

g. DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

                                                                        RS FUNDS


At December 31, 1999, the Funds had the following capital loss carryovers available:

EXPIRING                       2005          2006          2007          TOTAL
------------------------------------------------------------------------------
The Contrarian Fund-TM-        $  -   $48,582,052   $72,006,203   $120,588,255
Global Natural Resources          -    10,763,082    10,576,876     21,339,958
Partners                  1,435,497       738,051             -      2,173,548
------------------------------------------------------------------------------

h. CAPITAL ACCOUNTS:
Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. TEMPORARY BORROWINGS:
All Funds within the Trust share in a $40 million, uncommitted revolving credit and/or overdraft protection facility from Wilmington Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to a maximum of 10 percent of its total assets under the agreement.

                                                    AMOUNT                    AVERAGE
                                               OUTSTANDING       AVERAGE     INTEREST
FUND                                           AT 12/31/99     BORROWING     RATE (%)
-------------------------------------------------------------------------------------
The Contrarian Fund-TM-                           $542,528      $890,203         5.01
Diversified Growth                                       -       790,250         5.01
Emerging Growth                                          -       107,837         5.01
Global Natural Resources                           146,165       165,276         5.01
The Information Age Fund-Registered Trademark-           -       970,302         5.01
RS Internet Age Fund-TM-                                 -         8,394         5.01
MicroCap Growth                                          -             -         5.01
MidCap Opportunities                                     -        59,989         5.01
Partners                                           356,295        50,052         5.01
Value + Growth                                           -     1,634,011         5.01
-------------------------------------------------------------------------------------

NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:
The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to April 16, 1999, the Funds offered two classes of shares, Class A and C shares. Effective April 16, 1999, the Funds' outstanding Class C shares were converted to Class A shares. Transactions in capital shares for Class A for the year ended December 31, 1999, and the year ended December 31, 1998 are outlined on the following page. Transactions in capital shares for Class C for the period from January 1, 1999 through April 16, 1999 and for the year ended December 31, 1998 are also outlined on the following page.

ANNUAL REPORT


(ALL NUMBERS IN THOUSANDS)   TRANSACTIONS IN CAPITAL SHARES

----------------------------------------------------------------------------------------------------------
                                  THE CONTRARIAN FUND-TM-                     DIVERSIFIED GROWTH
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99      1/1/98 - 12/31/98   1/1/99 - 12/31/99
----------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                4,353    $45,839    3,969    $34,206      10,171   $146,788   11,436   $266,962
Shares Reinvested          1,248      8,922        -          -         110      1,563    1,185     31,668
Shares Redeemed         (22,667)  (222,337)  (9,615)   (82,336)    (11,654)  (167,133)  (7,728)  (156,877)
Net Increase/(Decrease) (17,066)  (167,576)  (5,646)   (48,130)     (1,373)   (18,782)    4,893    141,753


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*      1/1/98 - 12/31/98   1/1/99 - 4/16/99*
----------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                  115     $1,118        -       $  -          49       $694        1        $26
Shares Reinvested              6         42        -          -           2         21        -          -
Shares Redeemed            (391)    (3,559)     (81)      (636)         (4)       (54)     (75)    (1,399)
Net Increase/(Decrease)    (270)    (2,399)     (81)      (636)          47        661     (74)    (1,373)


-----------------------------------------------------------------
                                     EMERGING GROWTH
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99
-----------------------------------------------------------------
                          SHARES     AMOUNT   SHARES      AMOUNT
Shares Sold               27,699   $547,574   91,950  $3,447,594
Shares Reinvested            665     13,368    3,211     154,579
Shares Redeemed         (24,081)  (475,458) (53,735) (1,927,232)
Net Increase/(Decrease)    4,283     85,484   41,426   1,674,941


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*
-----------------------------------------------------------------
                          SHARES     AMOUNT   SHARES      AMOUNT
Shares Sold                   51     $1,021       10        $228
Shares Reinvested              2         35        -           -
Shares Redeemed             (20)      (367)     (61)     (1,761)
Net Increase/(Decrease)       33        689     (51)     (1,533)


--------------------------------------------------------------------------------------------------------------------
                                 GLOBAL NATURAL RESOURCES        THE INFORMATION AGE FUND-Registered Trademark-
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99      1/1/98 - 12/31/98   1/1/99 - 12/31/99
--------------------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                2,776    $29,887    5,014    $44,758         535     $6,360   18,710   $439,505
Shares Reinvested             81        615        -          -         264      2,352    1,122     32,267
Shares Redeemed          (6,428)   (67,134)  (5,662)   (50,702)     (1,769)   (20,777) (18,810)  (434,019)
Net Increase/(Decrease)  (3,571)   (36,632)    (648)    (5,944)       (970)   (12,065)    1,022     37,753


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*      1/1/98 - 12/31/98   1/1/99 - 4/16/99*
--------------------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                    2        $20        -       $  -          24       $279        4        $71
Shares Reinvested              -          -        -          -          11         98        -          -
Shares Redeemed                -          -      (4)       (35)        (10)      (117)     (12)      (228)
Net Increase/(Decrease)        2         20      (4)       (35)          25        260      (8)      (157)


-----------------------------------------------------------------
                                  RS INTERNET AGE FUND-TM-
CLASS A                                      12/1/99** - 12/31/99
-----------------------------------------------------------------
                                              SHARES      AMOUNT
Shares Sold                                    8,967     $98,384
Shares Reinvested                                  -           -
Shares Redeemed                                (465)     (5,395)
Net Increase/(Decrease)                        8,502      92,989


CLASS C
-----------------------------------------------------------------

Shares Sold
Shares Reinvested
Shares Redeemed
Net Increase/(Decrease)


---------------------------------------------------------------------------------------------------------------
                                      MICROCAP GROWTH                         MIDCAP OPPORTUNITIES
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99      1/1/98 - 12/31/98   1/1/99 - 12/31/99
---------------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold               14,939   $213,493    6,193    $96,638       7,689   $105,065    8,061   $142,199
Shares Reinvested              -          -        -          -         931     11,976    3,935     53,323
Shares Redeemed         (15,604)  (223,561)  (8,211)  (126,300)    (17,613)  (240,743) (10,860)  (182,406)
Net Increase/(Decrease)    (665)   (10,068)  (2,018)   (29,662)     (8,993)  (123,702)    1,136     13,116


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*      1/1/98 - 12/31/98   1/1/99 - 4/16/99*
---------------------------------------------------------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT      SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                   37       $584        1        $19          88     $1,152        3        $46
Shares Reinvested              -          -        -          -          11        135        -          -
Shares Redeemed             (95)    (1,243)     (42)      (607)        (36)      (482)    (169)    (2,551)
Net Increase/(Decrease)     (58)      (659)     (41)      (588)          63        805    (166)    (2,505)


-----------------------------------------------------------------
                                        PARTNERS
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99
-----------------------------------------------------------------
                          SHARES     AMOUNT   SHARES      AMOUNT
Shares Sold                3,638    $56,348    1,799     $21,154
Shares Reinvested            263      3,912        -           -
Shares Redeemed         (11,828)  (178,562)  (4,084)    (47,507)
Net Increase/(Decrease)  (7,617)  (113,694)  (2,285)    (26,353)


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*
-----------------------------------------------------------------
                          SHARES     AMOUNT   SHARES      AMOUNT
Shares Sold                    2        $25        -        $  -
Shares Reinvested              1         14        -           -
Shares Redeemed             (54)      (804)     (12)       (134)
Net Increase/(Decrease)     (48)      (728)     (12)       (134)


---------------------------------------------------------------
                                      VALUE + GROWTH
CLASS A                   1/1/98 - 12/31/98   1/1/99 - 12/31/99
---------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                9,535   $243,579    7,452   $210,841
Shares Reinvested          3,151     75,308    1,885     59,792
Shares Redeemed         (19,034)  (480,538) (13,328)  (383,700)
Net Increase/(Decrease)  (6,348)  (161,651)  (3,991)  (113,067)


CLASS C                   1/1/98 - 12/31/98   1/1/99 - 4/16/99*
---------------------------------------------------------------
                          SHARES     AMOUNT   SHARES     AMOUNT
Shares Sold                   22       $531        1        $16
Shares Reinvested              8        185        -          -
Shares Redeemed             (21)      (496)     (64)    (1,711)
Net Increase/(Decrease)        9        220     (63)    (1,695)



*  Effective April 16, 1999, the Funds liquidated Class C shares.
** Commencement of investment operations.

                                                                        RS FUNDS


NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, after an initial two-year term, the Funds pay RS Investment Management, L.P. ("RSIM, L.P.") or RS Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.

                                                                      INVESTMENT
FUND                                                               ADVISORY FEES
--------------------------------------------------------------------------------
The Contrarian Fund-TM-                                                    1.50%
Diversified Growth                                                         1.00%
Emerging Growth                                                            1.00%
Global Natural Resources                                                   1.00%
The Information Age Fund-Registered Trademark-                             1.00%
RS Internet Age Fund-TM-                                                   1.25%
MicroCap Growth                                                            1.25%
MidCap Opportunities                                                       1.00%
Partners                                                                   1.25%
Value + Growth                                                             1.00%
--------------------------------------------------------------------------------

RSIM, L.P. and RSIM, Inc. may voluntarily agree to waive any annual operating expenses, excluding interest, taxes, deferred organizational and extraordinary expenses, and dividend expenses related to short sales, of a Fund exceeding an agreed annual expense ratio of the Fund.

RSIM, L.P. and RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the Statement of Operations.

During the period ended December 31, 1999, RSIM, L.P. and RSIM, Inc. recouped the following amounts:

FUND
--------------------------------------------------------------------------------
The Contrarian Fund-TM-                                               $        -
Diversified Growth                                                       208,158
Emerging Growth                                                                -
Global Natural Resources                                                 130,305
The Information Age Fund-Registered Trademark-                                 -
RS Internet Age Fund-TM-                                                       -
MicroCap Growth                                                           53,478
MidCap Opportunities                                                           -
Partners                                                                       -
Value + Growth                                                                 -
--------------------------------------------------------------------------------

At December 31, 1999, the balance of recoupable expenses for each fund was:

FUND                                                  1998       1999      TOTAL
--------------------------------------------------------------------------------
The Contrarian Fund-TM-                             $    -     $    -     $    -
Diversified Growth                                       -          -          -
Emerging Growth                                          -          -          -
Global Natural Resources                            11,404     29,580     40,984
The Information Age Fund-Registered Trademark-           -          -          -
RS Internet Age Fund-TM-                                 -          -          -
MicroCap Growth                                    104,172     27,155    131,327
MidCap Opportunities                               853,895    120,329    974,224
Partners                                           236,741    175,552    412,293
Value + Growth                                           -          -          -
--------------------------------------------------------------------------------


b. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the period ended December 31, 1999.

c. DISTRIBUTION FEES:
Provident Distributors, Inc. ("Provident"), a non-affiliate, has been designated as the Funds' distributor, as of 12/31/98. Prior to such date, Edgewood Services, Inc., also a non-affiliate of RSIM, L.P. and RSIM, Inc., was the Funds' distributor.

The Funds have entered into agreements with Provident for distribution services with respect to its shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, Provident is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds at an annual rate of 0.25% of the daily average net assets. RSIM, L.P. and RSIM, Inc. or their affiliates provide certain services to Provident in respect of the promotion of the Funds' shares and are compensated by Provident for those services.

ANNUAL REPORT


TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT
(see note 4a below)

                                                              ACCUMULATED UNREALIZED
                                 COST OF INVESTMENTS/      APPRECIATION/DEPRECIATION
                                          PROCEEDS OF             ON INVESTMENTS AND       GROSS UNREALIZED        GROSS UNREALIZED
FUND                            SECURITIES SOLD SHORT          SECURITIES SOLD SHORT           APPRECIATION            DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-                  $102,850,057                  $(10,596,039)            $59,065,515             $69,661,554
Diversified Growth                        222,786,570                     81,357,463             85,558,381               4,200,918
Emerging Growth                         2,082,302,312                  1,473,374,970          1,512,593,048              39,218,078
Global Natural Resources                   23,809,396                    (1,071,470)              2,352,916               3,424,386
The Information Age
 Fund-Registered Trademark-               141,085,220                    212,010,045            213,068,015               1,057,970
RS Internet Age Fund-TM-                   89,795,158                     10,827,039             13,997,613               3,170,574
MicroCap Growth                            64,175,398                     39,207,768             45,173,334               5,965,566
MidCap Opportunities                      177,359,587                     48,769,773             59,539,899              10,770,126
Partners                                   21,424,263                         29,420              2,991,502               2,962,082
Value + Growth                            357,864,379                    318,619,349            320,942,521               2,323,172
-----------------------------------------------------------------------------------------------------------------------------------


NOTE 4   INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:
The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at December 31, 1999, for each Fund is listed above. The net unrealized appreciation/depreciation on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES:
The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended December 31, 1999, were as follows:

                                         COST OF INVESTMENTS       PROCEEDS FROM
FUND                                                PURCHASE    INVESTMENTS SOLD
--------------------------------------------------------------------------------
The Contrarian Fund-TM-                         $100,246,686        $128,508,250
Diversified Growth                               600,567,716         527,734,739
Emerging Growth                                3,507,181,812       2,117,429,715
Global Natural Resources                          37,989,295          43,595,657
The Information Age Fund-Registered Trademark-   384,241,676         368,985,457
RS Internet Age Fund-TM-                          89,992,227           2,390,841
MicroCap Growth                                   73,887,191         102,062,741
MidCap Opportunities                             749,840,824         789,363,632
Partners                                          26,403,294          54,056,299
Value + Growth                                   522,656,361         710,679,419
--------------------------------------------------------------------------------

c. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:
Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The following Funds may sell securities short: The Contrarian Fund-TM-, RS Internet Age Fund-TM- Global Natural Resources, MicroCap Growth and Value + Growth. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with a Fund's broker. The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). The Funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the Fund's total assets. For the year ended December 31, 1999, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                                                        RS FUNDS

                                         COST OF INVESTMENTS       PROCEEDS FROM
                                                PURCHASED TO         INVESTMENTS
FUND                                       COVER SHORT SELLS          SOLD SHORT
--------------------------------------------------------------------------------
The Contrarian Fund-TM-                          $60,901,651         $49,717,658
Diversified Growth                                15,188,598          14,064,374
Emerging Growth                                            -                   -
Global Natural Resources                                   -                   -
The Information Age Fund-Registered Trademark-             -                   -
RS Internet Age Fund-TM-                                   -                   -
MicroCap Growth                                            -                   -
MidCap Opportunities                               7,102,590           7,894,607
Partners                                                   -                   -
Value + Growth                                             -                   -
--------------------------------------------------------------------------------

e. RESTRICTED SECURITIES:
A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in
Note 1.a., paragraph 2. See detail of transactions in restricted securities below.

f. OPTIONS AND WARRANTS:
Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. When a fund is the writer of options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

DIVERSIFIED GROWTH: WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 1999 were as follows:

                                                                          NUMBER
                                                   AMOUNT OF        OF CONTRACTS
                                                    PREMIUMS            OPTIONED
--------------------------------------------------------------------------------
Outstanding at 12/31/98                        $    125,946               100.00
Options written                                   6,281,141             7,200.00
Options expired                                   (818,053)           (1,800.00)
Options exercised                                         -                    -
Options closed                                  (5,589,034)           (5,500.00)
--------------------------------------------------------------------------------
Outstanding at 12/31/99                        $       0.00                 0.00
--------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

Transactions in written options for the year ended December 31, 1999 were as follows:

                                                                          NUMBER
                                                   AMOUNT OF        OF CONTRACTS
                                                    PREMIUMS            OPTIONED
--------------------------------------------------------------------------------
Outstanding at 12/31/98                        $     188,919              150.00
Options written                                    3,363,123            4,625.00
Options expired                                    (391,162)            (650.00)
Options exercised                                          -                   -
Options closed                                   (3,160,880)          (4,125.00)
--------------------------------------------------------------------------------
Outstanding at 12/31/99                        $        0.00                0.00
--------------------------------------------------------------------------------

RESTRICTED SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       % OF FUNDS'
FUND                     SECURITY                        SHARES            COST          VALUE     ACQUISITION DATE     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-  African Minerals, Ltd.         698,422      $2,837,501       $103,366     4/25/97 - 5/7/98
----------------------------------------------------------------------------------------------------------------------------------
                                                                      2,837,501        103,366                               0.09%
----------------------------------------------------------------------------------------------------------------------------------

Diversified Growth       Billserv.com, Inc.             301,538         597,047      2,120,189              10/1/99
                         Billserv.com, Inc., Warrants   301,538         382,953      1,677,127              10/1/99
                         Startec Global Com. Corp.       40,000         660,000        684,000             12/21/99
                         United Shipping & Tech., Inc.  100,000         214,646        640,000              10/8/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                      1,854,646      5,121,316                               1.68%
----------------------------------------------------------------------------------------------------------------------------------

Global Natural
Resources                African Minerals, Ltd.         203,624         784,997         30,136     4/25/97 - 5/7/98
----------------------------------------------------------------------------------------------------------------------------------
                                                                        784,997         30,136                               0.13%
----------------------------------------------------------------------------------------------------------------------------------

MicroCap Growth          Startec Global Com. Corp.       50,000         825,000        855,000             12/22/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                        825,000        855,000                               0.83%
----------------------------------------------------------------------------------------------------------------------------------

MidCap Opportunities     Core Cap, Inc., Common          75,000       1,500,000        949,500             10/29/97
                         Core Cap, Inc., Pref            75,000       1,875,000      1,417,500             10/29/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,375,000      2,367,000                               1.04%
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL REPORT


REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF THE RS INVESTMENT TRUST
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the RS Investment Trust (hereinafter referred to as the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
San Francisco, California
February 11, 2000

                                                                        RS FUNDS


SUPPLEMENTAL INFORMATION--UNAUDITED


TAX INFORMATION
YEAR ENDED DECEMBER 31, 1999

In accordance with the Internal Revenue Code, the following funds are designating the following amounts of long-term capital gain dividends:

--------------------------------------------------------------------------------
Diversified Growth                                                $    1,010,688
Emerging Growth                                                       27,404,461
The Information Age Fund-Registered Trademark-                        13,963,450
MidCap Opportunities                                                  20,228,129
Value + Growth                                                        31,118,437
--------------------------------------------------------------------------------

MEETING OF SHAREHOLDERS


A Meeting of shareholders of the Trust was held on February 26, 1999. At the meeting, shareholders approved each of the proposals described briefly below.


PROPOSAL 1:
To approve or disapprove a new Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and RS Investment Management, L.P., or RS Investment Management, Inc., as the case may be.

FUND                                                  FOR      AGAINST      ABSTAIN
-----------------------------------------------------------------------------------
The Contrarian Fund-TM-                         8,741,987      498,381      292,578
Diversified Growth                              3,194,716       44,545      112,617
Emerging Growth                                12,948,269      201,567      445,056
Global Natural Resources                        2,351,466       91,749       85,520
The Information Age Fund-Registered Trademark-  7,016,931      103,365      157,810
MicroCap Growth                                 3,805,649       41,600       78,418
MidCap Opportunities                            7,888,361      139,685      289,488
Partners                                        2,229,193      105,429       89,030
Value + Growth                                 15,167,240      439,420      559,104
-----------------------------------------------------------------------------------


PROPOSAL 2:
To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of The Information Age Fund-Registered Trademark-, RS Investment Management, L.P., and Elijah Asset Management, LLC.

FUND                                                  FOR      AGAINST      ABSTAIN
-----------------------------------------------------------------------------------
The Information Age Fund-Registered Trademark-  7,004,523      128,009      145,574


PROPOSAL 3:
To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of Value + Growth Fund, RS Investment Management, L.P., and Elijah Asset Management, LLC.

FUND                                                  FOR      AGAINST      ABSTAIN
-----------------------------------------------------------------------------------
Value + Growth                                 15,118,040      489,504      558,220


PROPOSAL 4:
To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of The Contrarian Fund-TM-, RS Investment Management, L.P., and Eastbourne Management, L.L.C.

FUND                                                  FOR      AGAINST      ABSTAIN
-----------------------------------------------------------------------------------
The Contrarian Fund-TM-                         8,710,393      532,080      290,473

ANNUAL REPORT

ADMINISTRATION


OFFICERS AND TRUSTEES
G. Randall Hecht, TRUSTEE
PRESIDENT

Leonard B. Auerbach, TRUSTEE
PRESIDENT AND CEO, CENTER CAPITAL
GROUP, INC. (AN AIG MEMBER COMPANY)

John W. Glynn, Jr., TRUSTEE
PRINCIPAL AND CHAIRMAN OF
GLYNN CAPITAL MANAGEMENT

James K. Peterson, TRUSTEE
FORMER DIRECTOR OF INVESTMENT
MANAGEMENT OF THE IBM
RETIREMENT FUNDS

Steven M. Cohen
TREASURER

Suzanne M. DuFrane
SECRETARY

INVESTMENT ADVISER
RS Investment Management, L.P.
388 Market Street, Suite 200
San Francisco, CA 94111

RS Investment Management, Inc.
(Emerging Growth Fund)
40 Tower Lane, Avon Park South
Avon, Connecticut 06011

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center,
6th Floor
West Conshohocken, PA

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-624-8025

CUSTODIAN
PFPC Trust Company
Wilmington, DE

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 2000


The views expressed in this report were those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Funds, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.


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MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL
ENTITY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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88
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RS FUNDS


GROWTH

DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL-CAP COMPANIES
Managed by John Wallace and John
Seabern. The computer quotation
symbol is RSDGX.

EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST
DYNAMIC, GROWTH-ORIENTED COMPANIES
Managed by Jim Callinan. The computer
quotation symbol is RSEGX.

THE INFORMATION AGE FUND-Registered Trademark-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.
The computer quotation
symbol is RSIFX.

RS INTERNET AGE FUND-TM-
INVESTING IN COMPANIES LIKELY TO
BENEFIT FROM THE DEVELOPMENT OF
THE INTERNET
Managed by Jim Callinan and
Cathy Baker. The computer
quotation symbol is RIAFX.

MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET
CAPS OF $500 MILLION OR LESS
Managed by Dave Evans and
Rainerio Reyes. The computer
quotation symbol is RSMGX.

MIDCAP OPPORTUNITIES FUND
SEEKING GROWTH IN MID-CAP
COMPANIES WHILE ATTEMPTING TO
MODERATE RISK
Managed by John Wallace. The computer
quotation symbol is RSMOX.

VALUE + GROWTH FUND
A FUND SEEKING CAPITAL APPRECIATION
FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah. The computer
quotation symbol is RSVPX.


VALUE

THE CONTRARIAN FUND-TM-
SEEKING OUT OF FAVOR INVESTMENTS
AND SHORTING OVERVALUED STOCKS
Managed by a team of investment
professionals at RS Investment
Management. The computer
quotation symbol is RSCOX.

GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET
COMPANIES
Managed by Andy Pilara. The computer
quotation symbol is RSNRX.

PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW
VALUE METHODOLOGY
Managed by Andy Pilara. The computer
quotation symbol is RSPFX.






Please read the prospectus to learn about the Funds' objectives; investment policies; and the special risks associated with the RS Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

[Sidenote]
FUND LISTINGS

Our Funds are listed in
THE WALL STREET JOURNAL, USA
TODAY, INVESTOR'S BUSINESS DAILY,
and most local newspapers under
the heading RS Funds.

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                            RS INVESTMENT MANAGEMENT
                    388 Market Street San Francisco CA 94111
                    ----------------------------------------
                          (800) 766-FUND www.rsim.com